1997 ANNUAL REPORT
                      For the Year Ended December 31, 1997

                                       AGGRESSIVE GROWTH FUNDS
                                       Founders Discovery Fund
                                       Founders Passport Fund
                                       Founders Frontier Fund
                                       Founders Special Fund

                                       GROWTH FUNDS
                                       Founders International Equity Fund
                                       Founders Worldwide Growth Fund
                                       Founders Growth Fund

                                       GROWTH-AND-INCOME FUNDS
                                       Founders Blue Chip Fund
                                       Founders Balanced Fund

                                       FIXED-INCOME FUND
                                       Founders Government Securities Fund

                                       MONEY MARKET FUND
                                       Founders Money Market Fund

                                     (LOGO)
                                 Founders Funds
                            Growth, Plain and Simple.

--------------------------------------
TABLE OF CONTENTS

About this Report.......................          3
A Message From Founders.................          4
Founders Discovery Fund.................          6
    Statement of Investments............          9
Founders Passport Fund..................         12
    Statement of Investments............         15
Founders Frontier Fund..................         18
    Statement of Investments............         21
Founders Special Fund...................         24
    Statement of Investments............         27
Founders International Equity Fund......         30
    Statement of Investments............         33
Founders Worldwide Growth Fund..........         36
    Statement of Investments............         39
Founders Growth Fund....................         42
    Statement of Investments............         45
Founders Blue Chip Fund.................         48
    Statement of Investments............         51

Founders Balanced Fund..................         55
    Statement of Investments............         58
Founders Government Securities
  Fund..................................         62
    Statement of Investments............         63
Founders Money Market Fund
    Statement of Investments............         64
Statements of Assets and Liabilities....         66
Statements of Operations................         68
Statements of Changes in Net Assets.....         70
Financial Highlights....................         74
Notes...................................         78
Report of Independent Accountants.......         86
Corporate Dividends-Received
  Deduction.............................         87

----------------------------------------                       ABOUT THIS REPORT

HISTORICAL RETURNS

All total returns mentioned in this report account for both the change in a Fund's per-share price and reinvestment of any dividends or capital gain distributions made by that Fund. If your account is set up to pay out Fund distributions rather than reinvest them, your return may differ from the figures listed here.

  The comparative indexes included with each Fund's performance chart are meant to provide a basis for judging a Fund's performance against its peer group and/or a specific securities market index (provided by Lipper Analytical Services, Inc. and Morgan Stanley Capital International (MSCI)). Each index shown accounts for both change in security price and reinvestment of any dividends or coupon payments. The Lipper indexes reflect the expenses of managing the mutual funds included in each index. The securities indexes are unmanaged groups of securities; they do not reflect the costs of managing a mutual fund. An investor may not invest in any of these indexes.

  Past performance is no guarantee of future results. Actual total return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

GUIDE TO UNDERSTANDING FOREIGN HOLDINGS OF THE FOUNDERS FUNDS

The following acronyms are used throughout the Statements of Investments to indicate the country of origin of non-U.S. holdings:

AR          Argentina
AU          Australia
AT          Austria
BE          Belgium
BR          Brazil
CA          Canada
CH          Chile
DE          Denmark
FI          Finland
FR          France
GE          Germany
HK          Hong Kong
ID          Indonesia
IS          Israel
IT          Italy
JA          Japan
MX          Mexico
NE          Netherlands
NZ          New Zealand
NW          Norway
PA          Panama
PH          Philippines
PO          Portugal
SP          Spain
SW          Sweden
SZ          Switzerland
UK          United Kingdom
VZ          Venezuela

------------------------------------------------------
A MESSAGE FROM FOUNDERS

DEAR FELLOW SHAREHOLDER:

1997 was an exceptional year--for the markets AND for Founders. By anyone's standards the stock market exceeded all expectations, hitting new highs in the Dow Jones Industrial Average and the Standard & Poor's 500 Index. In fact, the S&P's incredible return of 33.35% for the one-year period ended December 31, 1997 capped a three-year winning streak with average annual returns of 31.15%.

  In this environment, it's tempting to look back and take credit for recognizing the signs of a roaring bull market. But there were many periods of uncertainty. Early in 1997, investors feared the Federal Reserve would raise interest rates as a precautionary measure. On general nervousness, many investors moved their assets into large-cap stocks for liquidity and earnings consistency. At the same time, small-caps suffered until May when the markets settled down on slower growth numbers. Small-caps enjoyed a strong third-quarter rally, while large-caps did well throughout the year.

  Then there was the Southeast Asian crisis, signs of which first began showing up in the summer months. Although the impact was slight on most large-cap stocks, small-caps and any technology-related holdings were definitely hit in the fourth quarter. When we began to notice the strains on the Asian markets last summer, we aggressively repositioned many of our Fund portfolios.

  In response to the market's volatility, we stuck with our consistent bottom-up strategy of identifying the best companies with the fundamental strengths for potential growth in earnings. These are companies with the best potential to grow in any market climate.

  Certainly the market's volatility demanded more of our investment teams' time and attention. But we were able to find good growth opportunities in small-, mid-, and large-cap stocks both here and abroad. Each of the Funds finished the year relatively strong. Although the small-cap growth funds' returns were relatively weak, Founders' mid- to large-cap funds continue to shine. On the international front, the Funds' performance was mixed--weak on an absolute basis, but excellent when compared to other peer funds. Over the long term, the Funds continue to deliver enviable historic returns.

KEEPING YOU INFORMED

In any market environment, we remain committed to providing useful information to help you make wise investment decisions. Some highlights of new shareholder communications initiatives from '97 include:

o NEW WEBSITE. To make it easier for you to get up-to-date information on the Funds, we launched Founders InvestorSITE on the World Wide Web at WWW.FOUNDERS.COM.

    The site was recognized with a STAR Award from the Mutual Fund Education Alliance, the national trade association of the direct-marketed, no-load mutual fund industry. InvestorSITE was also included in the "Outstanding Web Sites" compiled by McGladrey & Pullen, the nation's seventh largest accounting and consulting firm.

o EDUCATION SERIES. To help you put the latest investment trends in perspective, we introduced the Founders Investor

  Education Series Library, a collection of free educational brochures on investment topics that concern you. The series includes seven booklets, and more are in the works.

o REGULAR COMMUNICATIONS. To keep you better informed about the Funds, we have taken great strides to enhance the regular communications material you receive. Founders' prospectus was revamped, making it a more user-friendly manual. We've taken a fresh approach to the semi-annual and annual reports, providing more information at a glance. And, we've redeveloped the Focus quarterly newsletter to provide you with more comprehensive, educational information on a variety of timely investment topics.

  We were pleased to receive the top STAR Award among mid-sized mutual fund companies, recognizing our overall efforts in shareholder communications and education. The award was presented by the Mutual Fund Education Alliance.

STRATEGIC PARTNERSHIP

As further validation of Founders' success and "Growth. Plain and Simple." philosophy, the year culminated with the announcement of our strategic partnership with Mellon Bank, N.A. It's a relationship that will allow us to grow while maintaining our heritage of highly regarded mutual funds and tradition of quality service.

  We'll have an exciting opportunity to work in conjunction with The Dreyfus Corporation, a subsidiary of Mellon, and one of the nation's oldest and largest mutual fund companies. We believe this partnership will provide you with many long-term benefits.

THE OUTLOOK

Looking ahead, we expect that general market volatility will continue, particularly as we assess the impact of the Southeast Asian financial problems.

  With what we expect to be volatile markets before us, it's a good time to review your overall portfolio. If it is in line with your goals, your expectations are realistic and you hold a long-term perspective, you should be well-positioned to weather uncertain market conditions.

  Sticking to our growth-oriented, company-by-company stock selection process, we will continue to strive for the excellent performance you have come to expect. For us and for you, it's the commitment to a proven investment philosophy that may help you reach your financial goals.

  Thank you for your continued confidence in Founders Funds. We wish you all the best in the coming year.

Sincerely,

Bjorn K. Borgen
Chairman, Chief Executive Officer
and Chief Investment Officer
Founders Asset Management, Inc.

Jonathan F. Zeschin
President and Chief Operating Officer
Founders Asset Management, Inc.

--------------------------------------------------------------------------------
FOUNDERS DISCOVERY FUND

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                   Founders        Russell       Lipper Small    Consumer
                  Discovery         2000          Cap. Fund        Price
                    Fund            Index           Index          Index
                  ---------        -------       ------------     -------
12/89 .....       $10,000          $10,000         $10,000        $10,000
12/90 .....       $11,317          $ 8,052         $ 8,622        $10,610
12/91 .....       $18,387          $11,760         $12,806        $10,936
12/92 .....       $21,176          $13,925         $14,238        $11,251
12/93 .....       $23,465          $16,554         $16,643        $11,561
12/94 .....       $21,647          $16,252         $16,562        $11,870
12/95 .....       $28,421          $20,876         $21,800        $12,171
12/96 .....       $34,448          $24,319         $24,930        $12,576
12/97 .....       $38,563          $29,758         $28,683        $12,790

                           AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1997*

       1 Year               5 Years                    Since Inception
       ------               -------                    ---------------
       11.95%                12.74%                         18.38%

*PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.
--------------------------------------------------------------------------------

                               MANAGEMENT OVERVIEW

                A DISCUSSION WITH PORTFOLIO MANAGER ROBERT AMMANN

HOW DID THE FUND DO THIS YEAR?

When I took over the Fund last April, small-cap stocks were underperforming on fears the Federal Reserve would raise interest rates to combat perceived inflation risk. In May the markets settled down when more benign economic growth numbers were released, and small-caps did very well until late in the year. In fact, the rally in the third quarter was amazing--the Fund was up 22% for the third quarter ended September 30, 1997 and outperformed the unmanaged Russell 2000 Index during that period.

  The picture changed dramatically late in the year when the Southeast Asian currency crisis hit. The markets rocked and rolled, and small-caps underperformed again. Needless to say, in a year of tremendous volatility and a move toward larger cap stocks, we feel fortunate that the Fund finished with a total return of 11.95% for the one-year period ended December 31, 1997.

WHY DID SMALL-CAP STOCKS SWING SO WILDLY?

We really think it was due to the combined influence of the Fed and the Asian financial flu. The Fed has always been fickle in its intentions, and early in the year investors were really focused on the possibility rates would go up. By the third quarter, the economic picture seemed a little brighter and small-cap stocks soared.

--------------------------------------------
            TOP 10 HOLDINGS

 1. Fairfield Communities, Inc.        3.22%
 2. J.P. Food Service, Inc.            2.77%
 3. Hanger Orthopedic Group, Inc.      2.61%
 4. Silverleaf Resorts, Inc.           2.33%
 5. Proffitt's, Inc.                   2.19%
 6. Servico, Inc.                      2.16%
 7. Pre-Paid Legal Services, Inc.      2.08%
 8. Cellular Communication
    International, Inc. Sponsored ADR  2.03%
 9. Cinar Films, Inc. Class B
    Sponsored ADR                      2.03%
10. Cutter and Buck, Inc.              1.97%

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------

  Later in the year, we started hearing dismal news about Asia which actually raised the specter of global deflation. Around this time, investors fled to the perceived safety of bonds and large-cap issues. As a result, we saw disappointing underperformance in small-cap growth stocks compared to the S&P 500, which returned 33.35% for the 12 months ended December 31, 1997.

JUST HOW SERIOUS IS THE ASIAN CRISIS?

Frankly, we think the situation could pose a very real concern for major companies in any country, given how global the economy has become. But many small-cap companies may come through relatively unscathed simply because many of them are dependent only on U.S. markets at this point in their growth curve. Relatively speaking, it actually could be a fundamental advantage for small-caps and a way for them to show earnings resilience.

IN LIGHT OF ALL THE VOLATILITY IN SMALL-CAPS THIS YEAR, HOW DID YOU POSITION THE PORTFOLIO?

Early in the fourth quarter, we began to take profits in many of our technology issues, particularly those with Southeast Asian exposure. Among the small-cap sectors, we believe technology has the most direct risk related to the Asian flu so our current technology weighting is around 17%, down from 30% earlier in the year.

---------------------------------
  PORTFOLIO AT A GLANCE

TOTAL ASSETS:  $246.3 million
NAV ON DECEMBER 31, 1997:  $23.45
EXPENSE RATIO:  1.54%
INCEPTION DATE:  12/31/89
---------------------------------

WHAT ARE YOU DOING NOW?

As always, we're using our bottom-up approach to find small, rapidly growing companies with a strong ability to post growing corporate earnings. At this point, we're seeking companies that derive almost all of their sales from the U.S. and Europe.

  Additionally, we are continuing to avoid exposure to what I call "concept stocks." These are firms with little or no near-term earnings prospects and which tend to trade primarily on news or other unanticipated events. We feel companies with current, visible earnings would be better for the Fund's health.

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION

                         Consumer .............  40.9%
                         Technology ...........  17.1
                         Healthcare ...........  14.1
                         Cash & Equivalents ...  11.7
                         Energy ...............   4.8
                         Capital Goods ........   4.1
                         Financial ............   3.6
                         Telecom Services .....   3.0
                         Transportation .......   0.7

  PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

SOME EXAMPLES?

We purchased restaurant stocks such as Schlotzsky's, a restaurant franchisor. Schlotzsky's is currently experiencing 30% earnings growth and is attractively valued. We also like dELiA*s, a catalog clothing retailer capitalizing on today's current crop of teenagers, the group they call "Gen Y."

WHAT IS YOUR OUTLOOK FOR THE COMING YEAR?

While we expect the market to be somewhat choppy during the first half of 1998 as we develop a clearer picture of the Southeast Asian issues, we believe small-caps present a good long-term opportunity, especially those companies with superior growth characteristics and very low historical valuations. We will continue to look for high quality small-cap companies on a bottom-up basis, particularly those with earnings growth of 25% plus and revenue growth of 15% plus. We personally visit with 300 to 500 companies a year to find those with strong management and attractive market niches that are defensible over time.

  Wherever the market goes, we'll continue to do what it takes to seek the best small-cap companies the marketplace has to offer.

                                        /s/ ROBERT AMMANN, CFA
                                            Portfolio Manager

FOUNDERS DISCOVERY FUND                                 STATEMENT OF INVESTMENTS
                                                               DECEMBER 31, 1997

SHARES                                          MARKET VALUE
------                                          ------------
COMMON STOCKS (DOMESTIC)-81.3%
APPAREL-4.6%
  262,500 Cutter and Buck, Inc.*              $  4,856,250
   76,575 North Face, Inc.*                      1,684,650
  211,500 Wolverine World Wide, Inc.*            4,785,188
                                                ----------
                                                11,326,088
                                                ----------
BUSINESS SERVICES-5.6%
  185,000 ImageMAX, Inc.*                        1,873,125
   31,500 Insight Enterprises, Inc.*             1,141,875
   75,725 Metzler Group, Inc.*                   2,991,138
  150,000 Pre-Paid Legal Services, Inc.*         5,128,125
   65,000 RWD Technologies, Inc.*                1,170,000
   72,000 Vestcom International, Inc.*           1,557,000
                                                ----------
                                                13,861,263
                                                ----------
COMPUTER EQUIPMENT-1.9%
   85,000 Eltron International, Inc.*            2,571,250
   59,225 RadiSys Corporation*                   2,198,728
                                                ----------
                                                 4,769,978
                                                ----------
COMPUTER SOFTWARE/SERVICES-5.9%
   92,500 Computer Management Sciences, Inc.*    1,757,500
  102,675 Documentum, Inc.*                      4,286,681
  100,000 Edify Corporation*                     1,862,500
  135,000 Egghead, Inc.*                           843,750
  200,000 MetaCreations Corporation*             2,200,000
  230,000 Procom Technology, Inc.*               3,536,250
                                                ----------
                                                14,486,681
                                                ----------
CONSUMER PRODUCTS-2.1%
   84,650 Helen of Troy Limited*                 1,354,400
  120,000 Ocular Sciences, Inc.*                 3,150,000
   23,850 Windemere-Durable
          Holdings, Inc.                           538,116
                                                ----------
                                                 5,042,516
                                                ----------
CONSUMER SERVICES-0.7%
   65,000 EduTrek International, Inc.*           1,641,250
                                                ----------
ENVIRONMENTAL SERVICES-0.8%
  175,000 ITEQ, Inc.*                            2,001,563
                                                ----------

FINANCIAL SERVICES-2.3%
   90,000 Franchise Mortgage Acceptance
         Company*                            $   1,653,750
  220,000 LINC Capital, Inc.*                    4,097,500
                                                ----------
                                                 5,751,250
                                                ----------
FOOD & BEVERAGE-4.0%
  185,000 J.P. Food Service, Inc.*               6,833,438
  105,000 Richfood Holdings, Inc.                2,966,250
                                                ----------
                                                 9,799,688
                                                ----------
HEALTHCARE SERVICES-10.1%
   70,000 Advance Paradigm, Inc.*                2,222,500
  195,000 Capital Senior Living Corporation*     2,035,313
  500,000 Hanger Orthopedic
          Group, Inc.*                           6,437,500
   91,925 Henry Schein, Inc.*                    3,217,375
  183,000 Orthodontic Centers of America, Inc.*  3,042,375
   92,000 Parexel International Corporation*     3,404,000
   72,200 Sunrise Assisted Living, Inc.*         3,077,525
   65,700 Transition Systems, Inc.*              1,453,613
                                                ----------
                                                24,890,201
                                                ----------
INSURANCE-1.3%
   45,975 Executive Risk, Inc.                   3,209,705
                                                ----------
LEISURE & ENTERTAINMENT-11.7%
  130,000 Equity Marketing, Inc.*                3,201,250
  180,000 Fairfield Communities, Inc.*           7,942,500
  315,000 Servico, Inc.*                         5,315,625
  178,925 Signature Resorts, Inc.*               3,913,985
  233,900 Silverleaf Resorts, Inc.*              5,730,550
   85,000 Surburban Lodges of
          America, Inc.*                         1,131,563
   65,575 Vistana, Inc.*                         1,475,438
                                                ----------
                                                28,710,911
                                                ----------
MANUFACTURING-3.3%
  190,000 Ballantyne of Omaha, Inc.*             3,420,000
  140,000 DTI Industries, Inc.                   4,760,000
                                                ----------
                                                 8,180,000
                                                ----------
* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

FOUNDERS DISCOVERY FUND

SHARES                                         MARKET VALUE
------                                         ------------
MEDICAL SUPPLIES & EQUIPMENT-2.3%
  150,000 Anika Therapeutics, Inc.*             $1,340,625
  150,000 ResMed, Inc.*                          4,200,000
                                                ----------
                                                 5,540,625
                                                ----------
OIL SERVICES-3.7%
   50,000 Dril-Quip, Inc.*                       1,756,250
   84,000 National Oilwell, Inc.*                2,871,750
  206,875 Offshore Logistics, Inc.*              4,421,953
                                                ----------
                                                 9,049,953
                                                ----------
PHARMACEUTICALS-0.5%
   36,100 Watson Pharmaceuticals, Inc.*          1,170,994
                                                ----------
PHOTOGRAPHY & IMAGING-1.5%
  110,000 Analytical Surveys, Inc.*              3,753,750
                                                ----------
RESTAURANTS-1.9%
   67,500 Dave and Busters, Inc.*                1,518,750
  220,000 Schlotzsky's, Inc.*                    3,190,000
                                                ----------
                                                 4,708,750
                                                ----------
RETAIL-9.3%
  125,000 dELiA*s, Inc.*                         2,718,750
   10,000 Hot Topic, Inc.*                         220,000
   74,525 Men's Wearhouse, Inc.*                 2,589,744
  155,000 O'Reilly Automotive, Inc.*             4,068,750
  190,000 Proffitt's, Inc.*                      5,403,125
   90,000 Rental Service Corporation*            2,210,625
  280,000 Track 'n Trail, Inc.*                  2,450,000
  140,000 United States Rental, Inc.*            3,290,000
                                                ----------
                                                22,950,994
                                                ----------
SEMICONDUCTORS & EQUIPMENT-2.6%
  200,000 Applied Micro Circuits Corporation     2,475,000
   73,000 Brooks Automation, Inc.                1,323,125
   23,000 Semtech Corporation                      894,125
   35,000 Speedfam International, Inc.             927,500
   18,500 Vitesse Semiconductor Corporation        698,375
                                                ----------
                                                 6,318,125
                                                ----------
TELECOMMUNICATION SERVICES-1.0%
  105,000 SmarTalk Teleservices, Inc.*          $ 2,388,750
                                                -----------
TELECOMMUNICATIONS EQUIPMENT-3.6%
  111,400 Digital Microwave Corporation*          1,615,300
  132,200 Intelect Communications, Inc.*            669,263
   94,000 P Com, Inc.*                            1,621,500
  130,000 REMEC, Inc.*                            2,925,000
   77,500 STM Wireless, Inc.*                       649,062
   55,000 Sawtek, Inc.*                           1,443,750
                                                -----------
                                                  8,923,875
                                                -----------
TRANSPORTATION-0.6%
  105,000 Jevic Transportation, Inc.*             1,653,750
                                                -----------
TOTAL COMMON STOCKS
(DOMESTIC)
(COST-$158,627,689)                             200,130,660
                                                -----------
COMMON STOCKS (FOREIGN)-7.2%

APPAREL-0.9%
  100,000 Tefron Limited Sponsored ADR (IS)*      2,300,000
                                                -----------
COMPUTER SOFTWARE/SERVICES-1.2%
  170,450 JBA Holdings PLC (UK)                   2,903,007
                                                -----------
OIL SERVICES-1.1%
   56,200 Stolt Comex Seaway SA Sponsored ADR
         (UK)*                                    2,725,700
                                                -----------
PUBLISHING & BROADCASTING-2.0%
  130,000 Cinar Films, Inc. Class B
         Sponsored ADR (CA)*                      4,988,750
                                                -----------
TELECOMMUNICATION SERVICES-2.0%
  108,000 Cellular Communications
         International, Inc. Sponsored ADR
         (IT)*                                    4,995,000
                                                -----------
                           TOTAL COMMON STOCKS
                                     (FOREIGN)
                             (COST-$9,512,701)   17,912,457
                                                -----------
10

                                                        STATEMENT OF INVESTMENTS
                                                               DECEMBER 31, 1997
                                                                     (CONTINUED)

PRINCIPAL AMOUNT                                AMORTIZED COST
----------------                                --------------
CORPORATE SHORT-TERM NOTES-11.5%
$10,900,000 American Express Credit Corporation
          6.25% 01/02/98                         $10,898,108
 8,400,000 Chevron USA, Inc. 6.00% 01/06/98        8,393,000
 9,000,000 Ford Motor Credit Company 6.01%
          01/05/98                                 8,993,990
                                                 -----------
TOTAL CORPORATE
SHORT-TERM NOTES
(AMORTIZED COST-$28,285,098)                      28,285,098
                                                 -----------
TOTAL INVESTMENTS-100.0%
(COST-$196,425,488)                             $246,328,215

OTHER ASSETS &
LIABILITIES-(0.0%)                                  (47,431)
                                                ------------
NET ASSETS-100.0%                               $246,280,784
                                                ============

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
FOUNDERS PASSPORT FUND

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                   Founders                             Consumer
                   Passport         MSCI World           Price
                     Fund          ex U.S. Index         Index
                   --------        -------------        --------
11/93 .....        $10,000            $10,000            $10,000
12/94 .....        $ 9,430            $11,503            $10,267
12/95 .....        $11,729            $12,815            $10,528
12/96 .....        $14,081            $13,695            $10,878
12/97 .....        $14,317            $14,006            $11,063

                           AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1997*

                    1 Year                 Since Inception
                    ------                 ---------------
                     1.68%                      9.12%

*PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.
--------------------------------------------------------------------------------

                               MANAGEMENT OVERVIEW

               A DISCUSSION WITH PORTFOLIO MANAGER MICHAEL GERDING

HOW DID PASSPORT FUND DO THIS YEAR?

We faced difficult environments over the year and the Fund ended with a total return of 1.68% for the one-year period ended December 31, 1997. Small companies both here and abroad suffered, but relative to its benchmark index, Passport's performance was competitive.

HOW DID YOU POSITION THE PORTFOLIO THROUGHOUT THE YEAR?

We maintained our focus on building a portfolio of the most attractive rapidly growing small companies from around the world one company at a time, without the constraints of indexes or top-down models.

  In response to the first signs of problems in Asia, we aggressively reduced our exposure to the region, particularly because we no longer had any confidence in our earnings estimates for the companies we owned.

--------------------------------------------
             TOP 10 HOLDINGS

 1. J D Wetherspoon PLC                3.76%
 2. JBA Holdings PLC                   3.38%
 3. MLP preferred                      3.24%
 4. Pizza Express PLC                  3.12%
 5. VTech Holdings Limited             3.06%
 6. Raision Group PLC Class V          2.93%
 7. Tele Pizza                         2.76%
 8. Misys PLC                          2.75%
 9. Porsche AG non-voting preferred    2.65%
10. Koebenhavns Lufthavne SA           2.46%

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------

HOW MUCH DID YOU REDUCE ASIAN HOLDINGS?

At the end of the year, we had a small Asian position in two companies. We like VTech, a Hong Kong-based manufacturer of cordless phones and computer toys. Because VTech's manufacturing is based in Hong Kong and China, and nearly all its sales are outside Asia, it is more insulated from the currency crisis. We have limited exposure to Japan as well.

WHERE ARE YOU FINDING GROWTH OPPORTUNITIES?

We continue to expect improving economic conditions in Europe, which we expect will be favorable for small companies. They are historically much more sensitive to their local economies because they have less exposure to exports. This economic growth, coupled with the potential for lower interest rates and continued corporate restructuring, is expected to lead to much better earnings across Europe. At the end of the year, we were significantly overweighted in Europe.

  We own many attractive companies across many industries. For example, we own MLP, a German insurance company that is growing very rapidly due to its innovative approach to the insurance market.

---------------------------------
  PORTFOLIO AT A GLANCE

TOTAL ASSETS:  $122.6 million
NAV ON DECEMBER 31, 1997:  $13.64
EXPENSE RATIO:  1.55%
INCEPTION DATE:  11/16/93
---------------------------------

WHAT DO YOU SEE AHEAD FOR SMALL-CAP STOCKS AROUND THE WORLD?

We continue to be very cautious regarding the Asian crisis and are paying particular attention to how it will impact economies and markets around the world. Although there has been limited progress in Asia in correcting some of the problems, we believe that the crisis will cut more deeply than is currently anticipated. It is possible the stock markets may well discount the worst long before the economies actually bottom.

  In spite of the difficult markets of the last several months, our outlook for small growth companies around the world is very positive. We continue to travel the world, visiting face-to-face with companies and looking for the best ideas for the Fund. During the last year, we visited personally with nearly 1,000 companies from more than 20 countries. We believe our bottom-up focus has positioned Passport Fund well to take advantage of the growth we see in Europe and the eventual recovery in Asia.

/s/ MICHAEL GERDING, CFA
    Portfolio Manager

--------------------------------------------
        PORTFOLIO COMPOSITION

United Kingdom                         28.8%
Germany                                13.9%
France                                  6.9%
Italy                                   5.3%
Finland                                 4.6%
Japan                                   4.1%
Netherlands                             4.0%
Mexico                                  3.7%
Hong Kong                               3.5%
Norway                                  2.9%
Canada                                  2.9%
Spain                                   2.7%
Other                                  10.4%
Cash & Equivalents                      6.3%

PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.
--------------------------------------------

FOUNDERS PASSPORT FUND                                  STATEMENT OF INVESTMENTS
                                                               DECEMBER 31, 1997

SHARES                                       MARKET VALUE
------                                       ------------
PREFERRED STOCKS (FOREIGN)-5.9%
AUTOMOTIVE-2.7%
    1,950 Porsche AG non-voting preferred (GE)  $3,253,615
                                                ---------
FINANCIAL SERVICES-3.2%
   15,700 Marschollek, Lautenschlaeger und
         Partner AG non-voting preferred (GE)   3,972,885
                                                ---------
                        TOTAL PREFERRED STOCKS
                                     (FOREIGN)
                             (COST-$3,616,077)  7,226,500
                                                ---------
COMMON STOCKS (FOREIGN)-88.3%
AIRLINES-1.4%
   41,100 Ryanair Holdings PLC
         Sponsored ADR (UK)*                    1,027,500
   34,850 Virgin Express Holdings PLC Sponsored
         ADR (BE)*                                705,713
                                                ---------
                                                1,733,213
                                                ---------
APPAREL-0.9%
   49,700 Tefron Limited Sponsored ADR (IS)*    1,143,100
                                                ---------
BANKING-0.7%
   48,325 Banco de A. Edwards Sponsored ADR
         representing Series A (CH)               821,525
                                                ---------
BASIC INDUSTRY-0.5%
  985,900 Perusahaan Perkebu (ID)                 560,697
                                                ---------
BUILDING MATERIALS-1.8%
   63,300 Hunter Douglas NV (NE)                2,216,999
                                                ---------
BUSINESS SERVICES-4.9%
    8,450 Altran Technologies SA (FR)           $2,584,437
   34,300 Asia Satellite Telecom Holdings
         Sponsored ADR (HK)                        576,669
   97,525 BTG PLC (UK)                           1,099,303
   20,650 Brunel International NV (NE)*            395,235
  104,650 Select Appointments Holdings PLC (UK)    964,357
    5,325 Sixt AG (GE)                             426,474
                                                ----------
                                                 6,046,475
                                                ----------
CAPITAL GOODS-1.1%
   53,200 Noritsu Koki Company (JA)              1,317,272
                                                ----------
COMPUTER EQUIPMENT-2.3%
  385,375 Psion PLC (UK)                         2,853,690
                                                ----------
COMPUTER SOFTWARE/SERVICES-9.7%
   64,000 Dassault Systems SA (FR)               1,952,074
   25,000 Eidos PLC Sponsored ADR (UK)*            300,000
   29,900 Fuji Soft ABC, Inc. (JA)               1,027,852
  243,500 JBA Holdings PLC (UK)                  4,147,283
  111,310 Misys PLC (UK)                         3,370,255
   54,000 Nippon Systems Development Company
         (JA)                                    1,113,051
                                                ----------
                                                11,910,515
                                                ----------
CONSTRUCTION-1.2%
   28,675 IHC Caland NV (NE)                     1,488,067
                                                ----------
CONSUMER PRODUCTS-4.3%
   73,700 Industrie Natuzzi
         SPA Sponsored ADR (IT)                  1,520,063
1,273,000 VTech Holdings
         Limited (HK)                            3,753,710
                                                ----------
                                                 5,273,773
                                                ----------
* NON-INCOME PRODUCING.
SEE NOTES TO FINANCIAL STATEMENTS.

FOUNDERS PASSPORT FUND

SHARES                                         MARKET VALUE
------                                         ------------
ELECTRONICS-1.6%
    9,000 Pricer AB Class B (SW)*               $  166,744
  152,575 Rofin Sinar Technologies,
         Inc. Sponsored ADR (GE)*                1,830,900
                                                ----------
                                                 1,997,644
                                                ----------
ENVIRONMENTAL SERVICES-1.0%
   53,275 Tomra Systems ASA (NW)                 1,192,384
                                                ----------
FINANCIAL SERVICES-1.4%
   40,250 Banco Latinoamericano de
         Exportaciones, SA Class E Sponsored
         ADR (PA)                                1,665,344
                                                ----------
FOOD & BEVERAGE-4.1%
   47,200 Compania Cervecerias Unidas SA
         Sponsored ADR (CH)                      1,386,500
   30,225 Raision Group PLC Class V (FI)         3,591,210
                                                ----------
                                                 4,977,710
                                                ----------
LEISURE & ENTERTAINMENT-2.6%
2,651,285 Grupo Posadas SA de CV
         Series A (MX)*                          1,808,786
  554,000 Village Roadshow
         Limited (AU)                            1,404,222
                                                ----------
                                                 3,213,008
                                                ----------
MACHINERY-4.1%
   64,125 KCI Konecranes International PLC (FI)  2,119,679
   51,575 Kverneland ASA (NW)                      839,517
   37,000 Toolex Alpha NV (NE)*                    374,161
   79,000 Turbon International (GE)              1,708,879
                                                ----------
                                                 5,042,236
                                                ----------
MANUFACTURING-0.3%
    2,335 Plettac AG (GE)                          323,368
                                                ----------
OIL & GAS-4.8%
  428,989 British Borneo Petroleum
         PLC (UK)                               $3,007,229
  251,775 Cairn Energy PLC (UK)*                 2,046,682
   36,325 Gulf Indonesia Resources
         Limited (ID)*                             799,150
                                                ----------
                                                 5,853,061
                                                ----------
OIL SERVICES-2.6%
   36,900 Coflexip SA Sponsored ADR (FR)         2,047,950
   18,475 Petroleum Geological Services
         Sponsored ADR (NW)*                     1,196,256
                                                ----------
                                                 3,244,206
                                                ----------
PACKAGING-2.1%
   15,550 Schmalbach Lubeca AG (GE)              2,564,076
                                                ----------
PHARMACEUTICALS-2.0%
   35,700 Schwarz Pharma AG (GE)                 2,402,203
                                                ----------
PUBLISHING & BROADCASTING-6.8%
  287,925 Capital Radio PLC (UK)                 2,343,997
   70,750 Cinar Films, Inc. Class B Sponsored
         ADR (CA)*                               2,715,031
  283,525 Flextech PLC (UK)*                     2,435,413
  105,000 Gruppo Editoriale L'Espresso SPA (IT)    504,809
  246,000 Sky Network Television Limited (NZ)*     369,979
                                                ----------
                                                 8,369,229
                                                ----------
RESTAURANTS-12.2%
   62,000 Doutor Coffee Company
         Limited (JA)                            1,597,434
  842,000 J D Wetherspoon PLC (UK)               4,613,888
  311,300 Pizza Express PLC (UK)                 3,821,455
  288,975 Regent Inns PLC (UK)                   1,554,958
   41,913 Tele Pizza SA (SP)*                    3,382,400
                                                ----------
                                                14,970,135
                                                ----------
16

                                                        STATEMENT OF INVESTMENTS
                                                               DECEMBER 31, 1997
                                                                     (CONTINUED)

SHARES                                          MARKET VALUE
------                                          ------------
RETAIL-5.8%
   22,275 Beter Bed Holdings (NE)               $   429,633
  360,500 Bulgari SPA (IT)                        1,835,128
  220,475 DFS Furniture Company (UK)              1,885,923
   22,000 Douglas Holding AG (GE)                   664,405
   13,465 Guilbert SA (FR)                        1,919,960
   16,525 Narvesen ASA (NW)                         365,374
                                                -----------
                                                  7,100,423
                                                -----------
TELECOMMUNICATION SERVICES-5.6%
   57,150 Cellular Communications
         International, Inc. Sponsored ADR
         (IT)*                                    2,643,188
  129,475 Grupo Iusacell Sponsored ADR
         representing ten Class L shares (MX)*    2,807,989
   68,000 Netcom Systems AB
         Class B (SW)*                            1,461,251
                                                -----------
                                                  6,912,428
                                                -----------
TRANSPORTATION-2.5%
   25,050 Koebenhavns Lufthavne SA (DE)           3,018,205
  756,850 International Container Terminal &
         Services (PH)*                              94,846
                                                -----------
                                                  3,113,051
                                                -----------
                           TOTAL COMMON STOCKS
                                     (FOREIGN)
                            (COST-$90,240,423)  108,305,832
                                                -----------

PRINCIPAL VALUE                                AMORTIZED COST
---------------                                --------------
CORPORATE SHORT-TERM NOTES-5.6%
$5,100,000 American Express Credit Corporation
         6.55% 01/02/98                         $ 5,099,072
1,800,000 Ford Motor Credit Company 6.02%
         01/02/98                                 1,799,699
                                                -----------
TOTAL CORPORATE
SHORT-TERM NOTES
(AMORTIZED COST-$6,898,771)                       6,898,771
                                                -----------
                       TOTAL INVESTMENTS-99.8%
                           (COST-$100,755,271)  122,431,103
                                                -----------
                                OTHER ASSETS &
                              LIABILITIES-0.2%      215,254
                                                -----------
                             NET ASSETS-100.0% $122,646,357
                                                ===========
* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
FOUNDERS FRONTIER FUND

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                   Founders        Russell         Lipper          Consumer
                   Frontier         2000          Small Cap.         Price
                    Fund            Index         Fund Index         Index
                  ---------        -------        ----------       --------
12/87 .........    $10,000         $10,000         $10,000          $10,000
12/88 .........    $12,920         $12,502         $12,033          $10,442
12/89 .........    $18,645         $14,535         $14,567          $10,926
12/90 .........    $17,255         $11,704         $12,559          $11,593
12/91 .........    $25,766         $17,093         $18,655          $11,949
12/92 .........    $28,069         $20,240         $20,740          $12,294
12/93 .........    $32,710         $24,061         $24,244          $12,632
12/94 .........    $31,790         $23,622         $24,126          $12,970
12/95 .........    $43,560         $30,343         $31,755          $13,299
12/96 .........    $49,807         $35,347         $36,315          $13,741
12/97 .........    $52,903         $43,252         $41,781          $13,975

                           AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1997*

       1 Year         5 Years      10 Years           Since Inception
       ------         -------      --------           ---------------
        6.22%          13.51%       18.13%                 18.05%

*PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.
--------------------------------------------------------------------------------

                               MANAGEMENT OVERVIEW

               A DISCUSSION WITH PORTFOLIO MANAGER MICHAEL HAINES

HOW DID THE FUND DO IN 1997?

Frankly, it was a difficult market for small-company growth stocks as investors migrated to larger, more liquid issues because of their earnings visibility and liquidity. Needless to say, we're somewhat disappointed by the Fund's 6.22% total return for the one-year period ended December 31, 1997.

WHAT PRESSURES DID THE FUND FACE?

The fact that we were underweighted in both energy and the interest-rate sensitive sectors, such as financial services, utilities and REITs, hurt the Fund. We are generally underweighted in these sectors because they do not have many companies that meet our growth hurdles.

  However, 1997 was a year of continued consolidation within the financial services and utilities sectors, which accounted for their contribution to the Russell 2000 return. Our more typical growth sectors, such as healthcare, technology and consumer products, were more volatile during the year.

  We also felt the impact of general underperformance in small-caps. They did very well in the third quarter of the year once the Federal Reserve indicated it would hold interest rates steady. But later on, the Southeast Asia crisis diminished the third-quarter gains. Even some good, high-quality stocks did not fare well. Additionally, investors continued their flight to large-cap investments.

--------------------------------------------
                TOP 10 HOLDINGS

 1. Watson Pharmaceuticals, Inc.       4.50%
 2. J.P. Food Service, Inc.            3.34%
 3. Health Care & Retirement
    Corporation                        2.94%
 4. Rexall Sundown, Inc.               2.13%
 5. Interstate Hotels Company          2.05%
 6. Sylvan Learning Systems, Inc.      1.98%
 7. CDW Computer Center, Inc.          1.96%
 8. CKE Restaurants, Inc.              1.90%
 9. Petroleum Geological Services
    Sponsored ADR                      1.81%
10. Health Management Association
    Class A                            1.75%

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------

WHAT INVESTMENTS OR PORTFOLIO MOVES HELPED THE FUND?

We continued to concentrate on high-quality companies whose fundamentals indicated the potential for rapid earnings growth. One long-term holding that we have been very pleased with, and our largest position at 4.50%, is Watson Pharmaceuticals, Inc. Watson did a great job of growing its business by buying new products, building its sales force and making the transition to branded products.

----------------------------------
      PORTFOLIO AT A GLANCE

TOTAL ASSETS:  $222.1 million
NAV ON DECEMBER 31, 1997:  $27.99
EXPENSE RATIO:  1.57%
INCEPTION DATE:  1/22/87
----------------------------------

  Other holdings that continue to perform admirably for us are J.P. Food Service, Inc., which distributes food to restaurants, and Sylvan Learning Systems, Inc., which has experienced big growth from its testing business, which converts many standardized paper tests to an electronic form.

  On a broader note, we are keeping the Fund well-diversified. However, we have increased the weightings in our best holdings and reduced the number of stocks in the portfolio to 80.

WHAT DO YOU EXPECT IN 1998?

It's obviously going to take some time to sort out the repercussions of the Asian crisis. In the meantime, the markets will probably stay volatile during the first half of the year. We believe, however, that a commitment to selecting individual small companies that demonstrate solid prospects for revenue and earnings growth, regardless of economic conditions, will serve the Fund well, particularly in this volatile environment.

--------------------------------------------------------------------------------
                              PORTFOLIO COMPOSITION

                        Consumer ...................  31.0%
                        Healthcare .................  18.7
                        Basic Materials ............   2.4
                        Telecom Services ...........   2.5
                        Transportation .............   2.6
                        Energy .....................   2.6
                        Financial ..................   6.0
                        Capital Goods ..............   7.0
                        Technology .................  13.5
                        Cash & Equivalents .........  10.4

PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.
--------------------------------------------------------------------------------
/s/ MICHAEL HAINES
    Portfolio Manager

FOUNDERS FRONTIER FUND                                  STATEMENT OF INVESTMENTS
                                                               DECEMBER 31, 1997

SHARES                                       MARKET VALUE
------                                       ------------
COMMON STOCKS (DOMESTIC)-81.1%
APPAREL-1.7%
   40,000 Jones Apparel Group, Inc.*            $1,720,000
   67,550 The Warnaco Group, Inc.
         Class A                                 2,119,381
                                                ----------
                                                 3,839,381
                                                ----------
AUTO PARTS & EQUIPMENT-0.6%
   42,500 OEA, Inc.                              1,229,844
                                                ----------
BANKING-1.3%
  165,000 Friedman, Billings, Ramsey Group,
         Inc.*                                   2,959,688
                                                ----------
BUSINESS SERVICES-6.2%
   83,650 CDW Computer Center, Inc.*             4,349,800
   62,975 Mail-Well, Inc.*                       2,550,488
   75,000 StaffMark, Inc.*                       2,371,875
  112,512 Sylvan Learning Systems, Inc.*         4,387,968
                                                ----------
                                                13,660,131
                                                ----------
CHEMICALS-1.8%
   76,700 Crompton & Knowles Corporation         2,032,550
   51,775 OM Group, Inc.                         1,896,259
                                                ----------
                                                 3,928,809
                                                ----------
COMPUTER SOFTWARE/SERVICES-8.8%
   74,225 Aspen Technologies, Inc.               2,514,372
   83,350 Harbinger Corporation*                 2,323,381
   80,000 HNC Software, Inc.*                    3,430,000
   97,900 Mastech Corporation*                   3,108,325
   30,000 The Registry, Inc.*                    1,376,250
   34,950 Security Dynamics Technologies, Inc.*  1,249,463
   55,000 Sterling Commerce, Inc.*               2,114,063
   41,300 Transaction Systems
         Architects, Inc.*                       1,559,075
   50,000 Wind River Systems, Inc.*              1,962,500
                                                ----------
                                                19,637,429
                                                ----------
CONSUMER PRODUCTS-3.0%
  157,000 Rexall Sundown, Inc.*                  4,739,438
   60,875 Samsonite Corporation*                 1,925,172
                                                ----------
                                                 6,664,610
                                                ----------
ELECTRONICS-2.5%
  113,500 Berg Electronics Corporation*         $2,582,125
   43,100 Sanmina Corporation*                   2,925,413
                                                ----------
                                                 5,507,538
                                                ----------
ENVIRONMENTAL SERVICES-1.2%
   69,050 USA Waste Services, Inc.*              2,710,213
                                                ----------
FINANCIAL SERVICES-0.3%
   24,200 Affiliated Managers
         Group, Inc.*                              701,800
                                                ----------
FOOD & BEVERAGE-3.3%
  200,600 J.P. Food Service, Inc.*               7,409,663
                                                ----------
HEALTHCARE SERVICES-11.5%
   86,350 Covance, Inc.*                         1,716,206
  117,625 FPA Medical Management, Inc.*          2,190,766
  162,500 Health Care & Retirement Corporation*  6,540,625
  153,750 Health Management Association Class A* 3,882,188
   66,000 HealthCare Compare Corporation*        3,374,250
   75,000 Henry Schein, Inc.*                    2,625,000
  180,700 Orthodontic Centers of America, Inc.*  3,004,138
  100,000 Transition Systems, Inc.*              2,212,500
                                                ----------
                                                25,545,673
                                                ----------
INSURANCE-3.3%
   90,859 Frontier Insurance Group, Inc.         2,078,400
   64,575 Reinsurance Group of
         America, Inc.                           2,748,473
   60,000 Reliastar Financial Corporation        2,471,250
                                                ----------
                                                 7,298,123
                                                ----------
LEISURE & ENTERTAINMENT-5.5%
   31,425 Action Performance
         Companies, Inc.*                        1,190,222
  130,000 Interstate Hotels Company*             4,558,125
  101,850 Midway Games, Inc.*                    1,852,397
   35,525 Promus Hotel Corporation*              1,492,050
  143,825 Signature Resorts, Inc.*               3,146,172
                                                ----------
                                                12,238,966
                                                ----------
* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

FOUNDERS FRONTIER FUND

SHARES                                         MARKET VALUE
------                                         ------------
MANUFACTURING-2.9%
   50,000 Harsco Corporation                    $2,156,250
  128,400 Mettler-Toledo International, Inc.*    2,214,900
   65,300 Zebra Technologies Corporation*        1,942,675
                                                ----------
                                                 6,313,825
                                                ----------
METALS & MINING-0.6%
   79,500 NS Group, Inc.*                        1,361,438
                                                ----------
OFFICE SUPPLIES & EQUIPMENT-1.7%
   95,625 U.S. Office Products Company*          1,852,734
   90,000 Viking Office Products, Inc.*          1,963,125
                                                ----------
                                                 3,815,859
                                                ----------
OIL & GAS-0.9%
   67,250 United Meridian Corporation*           1,891,406
                                                ----------
OIL SERVICES-3.2%
  163,710 Global Industries Limited*             2,783,070
   52,500 Hanover Compressor Company*            1,072,969
   60,000 Pride International, Inc.*             1,515,000
   68,400 UTI Energy Corporation*                1,769,850
                                                ----------
                                                 7,140,889
                                                ----------
PHARMACEUTICALS-6.0%
   45,000 Jones Medical Industries, Inc.         1,721,250
   24,000 R.P. Scherer Corporation*              1,464,000
  308,250 Watson Pharmaceuticals, Inc.*          9,998,859
                                                ----------
                                                13,184,109
                                                ----------
PUBLISHING & BROADCASTING-1.9%
   50,000 The Petersen Companies, Inc.*          1,150,000
   44,200 Univision Communications, Inc.*        3,085,713
                                                ----------
                                                 4,235,713
                                                ----------
RESTAURANTS-1.9%
  100,000 CKE Restaurants, Inc.                  4,212,500
                                                ----------
RETAIL-2.6%
   70,875 Claire's Stores, Inc.                 $1,377,633
   53,600 Fred Meyer, Inc.*                      1,949,700
   66,350 Stage Stores, Inc.*                    2,479,831
                                                ----------
                                                 5,807,164
                                                ----------
SEMICONDUCTORS & EQUIPMENT-2.0%
   65,000 MRV Communications, Inc.*              1,535,625
   71,375 SanDisk Corporation*                   1,431,961
   49,100 SIPEX Corporation*                     1,485,275
                                                ----------
                                                 4,452,861
                                                ----------
TELECOMMUNICATION SERVICES-3.0%
   37,700 Genesys Telecommunications
         Laboritories, Inc.*                      1,182,838
   31,500 NEXTLINK Communications, Inc.*            671,344
  134,000 Premiere Technologies, Inc.*            3,685,000
   60,000 Tel-Save Holdings, Inc.*                1,185,000
                                                -----------
                                                  6,724,182
                                                -----------
TELECOMMUNICATIONS EQUIPMENT-0.8%
   65,000 Aspect Telecommunications
         Corporation*                             1,356,875
   31,025 Powerwave Technologies, Inc.*             511,913
                                                -----------
                                                  1,868,788
                                                -----------
TRANSPORTATION-2.6%
   52,500 Expeditors International of
         Washington, Inc.*                        2,021,250
  115,000 US Freightways Corporation              3,737,500
                                                -----------
                                                  5,758,750
                                                -----------
                           TOTAL COMMON STOCKS
                                    (DOMESTIC)
                           (COST-$136,671,588)  180,099,352
                                                -----------
22

                                                        STATEMENT OF INVESTMENTS
                                                               DECEMBER 31, 1997
                                                                     (CONTINUED)

SHARES                                         MARKET VALUE
------                                         ------------
COMMON STOCKS (FOREIGN)-8.6%
BUILDING MATERIALS-1.4%
   90,000 Hunter Douglas NV (NE)                 $3,152,131
                                                 ----------
CONSTRUCTION-0.9%
   39,650 IHC Caland NV (NE)                      2,057,607
                                                 ----------
CONSUMER PRODUCTS-0.6%
   62,000 Industrie Natuzzi SPA Sponsored ADR
         (IT)                                     1,278,750
                                                 ----------
FINANCIAL SERVICES-1.1%
   56,000 Banco Latinoamericano de
         Exportaciones, SA Class E Sponsored
         ADR (PA)                                 2,317,000
                                                 ----------
MEDICAL SUPPLIES & EQUIPMENT-1.3%
   76,175 ESC Medical Systems Limited Sponsored
         ADR (IS)*                                2,942,259
                                                 ----------
OIL SERVICES-1.8%
   62,050 Petroleum Geological Services
         Sponsored ADR (NW)*                      4,017,738
                                                 ----------
PUBLISHING & BROADCASTING-1.5%
  380,000 Flextech PLC (UK)*                      3,264,111
                                                 ----------
TOTAL COMMON STOCKS
(FOREIGN)
(COST-$15,116,826)                               19,029,596
                                                 ----------

PRINCIPAL VALUE                               AMORTIZED COST
---------------                               --------------
CORPORATE SHORT-TERM NOTES-14.0%
$ 9,800,000 American Express Credit Corporation
          6.25% 01/02/98                         $ 9,798,299
11,000,000 Chevron USA, Inc. 6.00% 01/06/98       10,990,833
 2,100,000 Ciesco LP 6.00% 01/05/98                2,098,600
 8,300,000 Ford Motor Credit Company 6.01%
          01/05/98                                 8,294,457
                                                 -----------
                                TOTAL CORPORATE
                               SHORT-TERM NOTES
                   (AMORTIZED COST-$31,182,189)   31,182,189
                                                 -----------
                       TOTAL INVESTMENTS-103.7%
                            (COST-$182,970,603)  230,311,137
                                 OTHER ASSETS &
                             LIABILITIES-(3.7%)  (8,207,108)
                                                 -----------
                              NET ASSETS-100.0% $222,104,029
                                                 ===========
* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
FOUNDERS SPECIAL FUND

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                   Founders       Standard &    Lipper Capital       Consumer
                   Special          Poor's       Appreciation         Price
                    Fund           500 Index      Fund Index          Index
                  ---------       ----------     -------------      ---------
12/87 .........    $10,000          $10,000         $10,000          $10,000
12/88 .........    $11,319          $11,657         $11,284          $10,442
12/89 .........    $15,757          $15,346         $14,478          $10,926
12/90 .........    $14,117          $14,864         $13,350          $11,593
12/91 .........    $23,103          $19,390         $18,362          $11,949
12/92 .........    $25,020          $20,867         $19,751          $12,294
12/93 .........    $29,029          $22,967         $22,861          $12,632
12/94 .........    $27,605          $23,265         $22,300          $12,970
12/95 .........    $34,697          $31,998         $29,342          $13,299
12/96 .........    $40,017          $39,354         $33,733          $13,741
12/97 .........    $46,593          $52,477         $40,430          $13,975

                          AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1997*

       1 Year               5 Years               10 Years              20 Years
       ------               -------               --------              --------
       16.43%                13.24%                16.64%                16.33%

*PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.
--------------------------------------------------------------------------------

                               MANAGEMENT OVERVIEW

                      A DISCUSSION WITH PORTFOLIO MANAGERS
                      MICHAEL HAINES AND DOUGLAS LOEFFLER

HOW DID SPECIAL FUND PERFORM IN 1997?
Special gained 16.43% for the one-year period ended December 31, 1997. While a respectable number most years, it fell short relative to benchmark indexes. Our allocation to small-cap was a negative for the Fund with the exception of the third quarter, when small-caps rallied on news the Federal Reserve would hold interest rates steady.

  The foreign component of the portfolio, while a good performer, was not up to large-cap U.S. performance. On a relative basis, the Fund did fairly well amid low inflation, good economic growth and better-than-expected corporate earnings.

HOW DID THE FUND PURSUE ITS GROWTH OBJECTIVE?

The Special Fund capitalizes on three of Founders' core disciplines: small- to mid-capitalization, large-capitalization and international stocks. Generally, we'll have a mix of close to 25% international stocks and 75% domestic growth companies. And that is how the Fund was structured throughout 1997.

  In many respects, if you look across the entire year, the strategy of diversification served the Fund well. If you look at the small-cap holdings as an example, small-caps were hit hard in early 1997 as investor sentiment was drawn toward more liquid and stable stocks. Small-caps returned to favor in the third quarter. Even while small-cap volatility ensued, the international and mid-to-large-cap holdings served as a counterbalance.

--------------------------------------------
                TOP 10 HOLDINGS

 1. Associates First Capital
    Corporation Class A                2.78%
 2. Cox Radio, Inc.                    2.74%
 3. Fred Meyer, Inc.                   2.34%
 4. US Freightways Corporation         2.03%
 5. CKE Restaurants, Inc.              1.74%
 6. Novartis AG Registered             1.73%
 7. U.S. Office Products Company       1.65%
 8. EVI, Inc.                          1.62%
 9. SAP preferred                      1.59%
10. General Nutrition Companies, Inc.  1.59%

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------

WHERE ARE YOU CURRENTLY FINDING OPPORTUNITY?

On the small-cap front, we're concentrating on high-quality companies whose fundamentals indicate the potential for rapid earnings growth. One example is First Health Group, formerly known as HealthCare Compare Corporation. It was at 1.28% of the portfolio at period-end. First Health Group is a PPO provider to self-insured companies and has done well in the portfolio although it was impacted in the fourth quarter by problems in the healthcare industry. But we expect its growth rate to accelerate over the long term.

  We're still looking for growth companies with the fundamental strengths for growth in earnings. Right now, the market is at historically high levels, which makes it a real challenge to find companies with good earnings valuations and appreciation potential. But, we are managing to find some like Associates First Capital Corporation, at 2.78% of the portfolio at year-end. This consumer finance company is 80% owned by Ford Motor Co.

---------------------------------
    PORTFOLIO AT A GLANCE

TOTAL ASSETS:  $320.2 million
NAV ON DECEMBER 31, 1997:  $7.72
EXPENSE RATIO:  1.32%
INCEPTION DATE:  9/8/61
---------------------------------

  And, internationally, we're finding many attractively-valued growth stocks in Europe, and we've added to our holdings in the region. We're specifically looking for companies with dominant market positions in their region or country. We've found several new growth opportunities in European financial services stocks like ING Groep NV, which was 0.72% of the portfolio at year-end. ING is a combination bank and insurance company. Its price suffered late last year on the rumor it had high Asian exposure. However, the company's exposure to Asia is actually less than 3% of its earnings, and more recently its price has recovered.

WHAT ARE THE PROSPECTS FOR 1998?

As we launch into 1998, the Asian crisis will continue to loom over the global marketplace. We think it will cause a real slowdown in the growth of large-cap companies, especially those that depend on Asia for a portion of their sales. We'll know more by mid-'98.

  Additionally, it's clear that comparisons for earnings growth will be more difficult in this economic environment. With all of that in mind, we can expect volatility over the short term both internationally and domestically.

--------------------------------------------------------------------------------
                              PORTFOLIO COMPOSITION

                     Consumer .......................  29.4%
                     Technology .....................  17.6
                     Cash & Equivalents .............  16.5
                     Healthcare .....................  10.9
                     Energy .........................   8.2
                     Financial ......................   6.9
                     Transportation .................   5.1
                     Capital Goods ..................   4.2
                     Basic Materials ................   0.6
                     Telecom Services ...............   0.6

PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

                                        /s/ MICHAEL HAINES

                                        /s/ DOUGLAS LOEFFLER, CFA
                                            Co-Lead Portfolio Managers

FOUNDERS SPECIAL FUND                                   STATEMENT OF INVESTMENTS
                                                               DECEMBER 31, 1997

SHARES                                          MARKET VALUE
------                                          ------------
PREFERRED STOCKS (FOREIGN)-1.6%
COMPUTER SOFTWARE/SERVICES-1.6%
   15,600 Systeme, Anwendungen, Produkte in der
         Datenverarbeitung AG
         non-voting preferred (GE)              $5,106,007
                                                ----------
TOTAL PREFERRED STOCKS
(FOREIGN)
(COST-$2,673,735)                                5,106,007
                                                ----------
COMMON STOCKS (DOMESTIC)-58.7%
AIRLINES-1.3%
  169,050 Southwest Airlines Company             4,162,856
                                                ----------
APPAREL-1.5%
  100,000 Jones Apparel Group, Inc.*             4,300,000
   24,975 Polo Ralph Lauren Corporation Class A*   607,205
                                                ----------
                                                 4,907,205
                                                ----------
BANKING-0.6%
   26,200 BankAmerica Corporation                1,912,600
                                                ----------
BUSINESS SERVICES-3.5%
   91,625 CDW Computer Center, Inc.*             4,764,500
  100,000 Fiserv, Inc.*                          4,912,500
   40,000 National Data Corporation              1,445,000
                                                ----------
                                                11,122,000
                                                ----------
COMPUTER EQUIPMENT-1.5%
  110,000 Data General Corporation*              1,918,125
   45,400 Hewlett-Packard Company                2,837,500
                                                ----------
                                                 4,755,625
                                                ----------
COMPUTER SOFTWARE/SERVICES-6.1%
   49,000 BMC Software, Inc.*                    3,209,500
   80,000 Cambridge Technology Partners, Inc.*   3,330,000
  119,425 Keane, Inc.*                           4,851,641
   39,000 Microsoft Corporation*                 5,038,313
  100,000 SunGard Data Systems, Inc.*            3,100,000
                                                ----------
                                                19,529,454
                                                ----------
CONSUMER PRODUCTS-1.5%
   36,600 The Clorox Company                     2,893,688
   27,150 Colgate-Palmolive Company              1,995,525
                                                ----------
                                                 4,889,213
                                                ----------

ENVIRONMENTAL SERVICES-1.2%
   97,000 USA Waste Services, Inc.*             $3,807,250
                                                ----------
FINANCIAL SERVICES-3.9%
  125,000 Associates First Capital Corporation
         Class A*                                8,890,625
  100,000 Nationwide Financial
         Services, Inc.                          3,612,500
                                                ----------
                                                12,503,125
                                                ----------
HEALTHCARE SERVICES-2.7%
  114,350 Covance, Inc.*                         2,272,706
   80,000 HealthCare Compare Corporation*        4,090,000
   85,000 NCS Healthcare, Inc.*                  2,231,250
                                                ----------
                                                 8,593,956
                                                ----------
LEISURE & ENTERTAINMENT-2.5%
  171,275 Midway Games, Inc.*                    3,115,064
  225,700 Signature Resorts, Inc.*               4,937,187
                                                ----------
                                                 8,052,251
                                                ----------
MANUFACTURING-0.5%
   50,000 United States Filter
         Corporation*                            1,496,875
                                                ----------
MEDICAL SUPPLIES & EQUIPMENT-1.5%
  105,000 Sybron International Corporation*      4,928,438
                                                ----------
MISCELLANEOUS-0.6%
   50,000 Corrections Corporations
         of America                              1,853,125
                                                ----------
OFFICE SUPPLIES & EQUIPMENT-1.7%
  273,125 U.S. Office Products Company*          5,291,797
                                                ----------
OIL & GAS-1.4%
  126,000 Noble Affiliates, Inc.                 4,441,500
                                                ----------
OIL SERVICES-3.6%
  100,000 EVI, Inc.*                             5,175,000
  216,000 Global Industries Limited*             3,672,000
  181,000 IRI International Corporation*         2,534,000
    7,375 Patterson Energy, Inc.*                  285,320
                                                ----------
                                                11,666,320
                                                ----------
* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

FOUNDERS SPECIAL FUND

SHARES                                          MARKET VALUE
------                                          ------------
PHARMACEUTICALS-3.1%
   28,000 Bristol-Myers Squibb Company          $ 2,649,500
   62,000 Eli Lilly & Company                     4,316,750
  134,725 Mylan Laboratories, Inc.                2,820,805
                                                -----------
                                                  9,787,055
                                                -----------
PUBLISHING & BROADCASTING-2.7%
  218,000 Cox Radio, Inc.*                        8,774,500
                                                -----------
RESTAURANTS-1.7%
  132,500 CKE Restaurants, Inc.                   5,581,563
                                                -----------
RETAIL-7.9%
   96,800 Claire's Stores, Inc.                   1,881,550
   70,000 CVS Corporation                         4,484,375
  205,950 Fred Meyer, Inc.*                       7,491,431
  150,000 General Nutrition
         Companies, Inc.*                         5,081,250
   65,500 Lowes Companies, Inc.                   3,123,531
  131,425 United States Rental, Inc.*             3,088,488
                                                -----------
                                                 25,150,625
                                                -----------
SEMICONDUCTORS & EQUIPMENT-1.6%
   34,150 Altera Corporation*                     1,131,219
  118,300 Maxim Integrated
         Products, Inc.*                          4,081,350
                                                -----------
                                                  5,212,569
                                                -----------
TELECOMMUNICATIONS EQUIPMENT-3.4%
   55,000 Allen Telecom, Inc.*                    1,014,063
   50,000 Dynatech Corporation*                   2,343,750
   93,325 P Com, Inc.*                            1,609,856
   72,350 Sawtek, Inc.*                           1,899,188
   76,275 Tellabs, Inc.*                          4,018,739
                                                -----------
                                                 10,885,596
                                                -----------
TRANSPORTATION-2.7%
  200,000 US Freightways Corporation              6,500,000
   85,000 Wisconsin Central Transportation
         Corporation*                             1,986,875
                                                -----------
                                                  8,486,875
                                                -----------
TOTAL COMMON STOCKS
(DOMESTIC)
(COST-$142,740,416)                             187,792,373
                                                -----------
COMMON STOCKS (FOREIGN)-23.2%
AIRLINES-1.1%
  191,500 Deutsche Lufthansa AG
         144A (GE)+                             $3,674,499
                                                ----------
APPAREL-0.6%
   15,000 Adidas AG (GE)                         1,973,860
                                                ----------
AUTO PARTS & EQUIPMENT-0.5%
   50,000 Autoliv AB (SW)                        1,628,780
                                                ----------
BUSINESS SERVICES-1.3%
  900,000 WPP Group PLC (UK)                     4,013,494
                                                ----------
CHEMICALS-0.6%
   12,000 L'Air Liquide (FR)                     1,879,052
                                                ----------
COMPUTER SOFTWARE/SERVICES-1.2%
       70 NTT Data Corporation (JA)              3,784,559
                                                ----------
CONSUMER PRODUCTS-1.3%
   98,725 Benckiser NV Class B (NE)*             4,085,945
                                                ----------
ELECTRONICS-2.0%
   40,000 Philips Electronics NV Sponsored ADR
         (NE)                                    2,420,000
   44,000 Sony Corporation (JA)                  3,925,520
                                                ----------
                                                 6,345,520
                                                ----------
FINANCIAL SERVICES-2.4%
1,275,000 Credito Italiano SPA (IT)              3,933,902
   55,000 ING Groep NV (NE)                      2,316,989
   21,000 Unidanmark AS A Shares (DE)            1,542,674
                                                ----------
                                                 7,793,565
                                                ----------
FOOD & BEVERAGE-1.3%
    8,400 Groupe Danone (FR)                     1,501,047
  200,000 Quilmes Industrial SA Registered (AR)  2,150,000
   50,000 Quilmes Industrial SA Sponsored ADR
         representing one non-voting preferred
         share (AR)                                684,375
                                                ----------
                                                 4,335,422
                                                ----------
28

                                                        STATEMENT OF INVESTMENTS
                                                               DECEMBER 31, 1997
                                                                     (CONTINUED)

SHARES                                         MARKET VALUE
------                                         ------------

OFFICE SUPPLIES & EQUIPMENT-0.9%
   25,500 OCE Van Der Grinten NV (NE)           $2,779,943
                                                ----------
OIL & GAS-2.6%
  249,000 Gulf Canada Resources Limited (CA)*    1,743,000
   94,375 Gulf Indonesia Resources Limited
         (ID)*                                   2,076,250
  164,500 Saga Petroleum ASA Class A (NW)        2,833,595
   49,800 YPF Sociedad Anonima Sponsored ADR
         representing one Class D share (AR)     1,702,538
                                                ----------
                                                 8,355,383
                                                ----------
OIL SERVICES-0.6%
   30,000 Petroleum Geological Services
         Sponsored ADR (NW)*                     1,942,500
                                                ----------
PAPER & FOREST PRODUCTS-0.5%
  209,900 Metsa-Serla Oyj Class B (FI)           1,638,218
                                                ----------
PHARMACEUTICALS-3.6%
   45,000 Glaxo Wellcome PLC Sponsored ADR (UK)  2,154,375
    3,400 Novartis AG Registered (SZ)            5,524,874
      400 Roche Holding AG Dividend Right
         Certificate (SZ)                        3,978,014
                                                ----------
                                                11,657,263
                                                ----------
PUBLISHING & BROADCASTING-1.9%
  375,000 Carlton Communications PLC (UK)        2,900,280
  115,500 Ver Ned Uitgeversbedr Ver Bezit NV
         (NE)                                    3,258,978
                                                ----------
                                                 6,159,258
                                                ----------
TELECOMMUNICATION SERVICES-0.6%
   50,000 France Telecom SA (FR)*               $1,814,389
                                                ----------
TELECOMMUNICATIONS EQUIPMENT-0.2%
    9,000 Nokia Corporation Sponsored ADR (FI)     630,000
                                                ----------
TOTAL COMMON STOCKS
(FOREIGN)
(COST-$67,582,380)                              74,491,650
                                                ----------

PRINCIPAL AMOUNT                               AMORTIZED COST
----------------                               --------------
CORPORATE SHORT-TERM NOTES-16.2%
$13,300,000 Associates Corporation NA 6.11%
          01/05/98                               $13,290,971
11,600,000 Chevron USA, Inc. 5.95% 01/07/98       11,588,497
 5,250,000 Ciesco LP 5.90% 01/06/98                5,245,698
15,000,000 Household Finance Corporation 6.10%
          01/02/98                                14,997,458
 6,750,000 Massachusetts Electric Company 6.50%
          01/06/98                                 6,743,906
                                                 -----------
                                TOTAL CORPORATE
                               SHORT-TERM NOTES
                   (AMORTIZED COST-$51,866,530)   51,866,530
                                                 -----------
TOTAL INVESTMENTS-99.7%
(COST-$264,863,061)                              319,256,560
OTHER ASSETS & LIABILITIES-0.3%
                                                     929,527
                                                 -----------
NET ASSETS-100.0%                               $320,186,087
                                                 ===========
* NON-INCOME PRODUCING.

+ SECURITIES WERE ACQUIRED PURSUANT TO RULE 144A AND MAY BE DEEMED TO BE
  RESTRICTED FOR RESALE.

  SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
FOUNDERS INTERNATIONAL EQUITY FUND

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                  Founders           MSCI          Consumer
                International       World ex         Price
                 Equity Fund       U.S. Index        Index
                -------------      ----------      ---------
12/95 .........   $10,000           $10,000         $10,000
06/96 .........   $11,460           $10,469         $10,209
12/96 .........   $11,860           $10,687         $10,333
06/97 .........   $13,810           $11,886         $10,443
12/97 .........   $13,770           $10,929         $10,509

                           AVERAGE ANNUAL TOTAL RETURN
                             AS OF DECEMBER 31, 1997

          1 Year                          Since Inception
          ------                          ---------------
          16.11%                                17.35%

*PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.
--------------------------------------------------------------------------------

                               MANAGEMENT OVERVIEW

              A DISCUSSION WITH PORTFOLIO MANAGER DOUGLAS LOEFFLER

HOW DID THE FUND DO IN 1997?

Considering how challenging the international investment environment was during the year, we're considerably pleased with its 16.11% total return for the one-year period ended December 31, 1997. The Fund outperformed the benchmark Morgan Stanley Capital International World ex U.S. Index, which had a total return of 2.27% for the same period. We're continuing to build on the strength the Fund established in 1996, its inaugural year.

GIVE US A BIRD'S-EYE VIEW OF THE INTERNATIONAL SCENE IN 1997. WHAT IMPACTED THE FUND?

Early on, we benefited from new highs in the European equity markets. But as the year progressed, Europe's strength was partially offset by the spreading Southeast Asian crisis. This was obviously the major issue dominating the markets during the second half of 1997.

  In anticipation of what we thought would become a substantial issue, and subsequently did, we reduced our exposure to Asian-related stocks very early, in the summer months of 1997. This helped the Fund considerably. We've since reduced stocks from the region even more substantially, particularly in Southeast Asia and Hong Kong.

--------------------------------------------
               TOP 10 HOLDINGS

 1. Merita Limited Series A            3.09%
 2. VNU                                2.91%
 3. Sony Corporation                   2.83%
 4. Novartis AG Registered             2.74%
 5. JBA Holdings PLC                   2.60%
 6. Total SA Sponsored ADR             2.59%
 7. Credito Italiano SPA               2.58%
 8. Roche Holding AG                   2.27%
 9. Ladbroke Group PLC                 2.21%
10. Glaxo Wellcome PLC Sponsored ADR   2.13%

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------

WHAT SPECIFIC MOVES HAVE YOU MADE AS A RESULT OF THE ASIAN CRISIS?

We saw several examples of the Asian spillover in the portfolio. One example is that we determined that luxury goods companies such as Gucci were significantly dependent on sales to Asian consumers. It's not really obvious, but Gucci sold its goods both within the region and to Japanese and other Asian tourists traveling around the world. Gucci's actual Asian exposure was thus higher than many investors anticipated, so we sold the stock last summer and avoided a substantial decline in the share price. The Asian crisis also weakened the demand for global commodities, including oil. Accordingly, we've trimmed our exposure to energy stocks.

----------------------------------
     PORTFOLIO AT A GLANCE

TOTAL ASSETS:  $15.7 million
NAV ON DECEMBER 31, 1997:  $12.05
EXPENSE RATIO:  1.89%
INCEPTION DATE:  12/29/95
----------------------------------

WHERE ARE THE BEST OPPORTUNITIES?

We're finding many attractively valued, growing stocks in Europe, and we've added to our holdings in the region. We're still finding growing companies with strong market positions in their country or region. In addition, many of these companies are very attractively valued relative to their American counterparts.

  European financial stocks in particular are experiencing a resurgence. It's partly a byproduct of the expected move to a common currency but also a realization among Europeans that they need to provide for their own retirement rather than relying on the government. Some examples would be Merita Limited, Credito Italiano SPA and Bank Austria. Merita, at 3.09% of the portfolio at year-end, dominates the Finnish banking industry and has just merged with a leading Swedish bank.

  Credito Italiano was 2.58% of the portfolio at period-end. It's an Italian bank undergoing a dramatic restructuring. And we've just added Bank Austria, a company that is the result of last year's merger of two of the largest Austrian banks.

--------------------------------------------
         PORTFOLIO COMPOSITION

United Kingdom                         18.3%
Netherlands                            11.5%
France                                  9.2%
Germany                                 8.5%
Japan                                   7.8%
Finland                                 5.8%
Switzerland                             5.6%
Canada                                  3.9%
Sweden                                  3.8%
Argentina                               3.5%
Norway                                  3.0%
Italy                                   2.6%
Hong Kong                               2.0%
Other                                   6.5%
Cash & Equivalents                      8.0%

PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.
--------------------------------------------

WHAT IS YOUR OUTLOOK FOR 1998?
We're waiting for Asia to bottom out so restructuring can begin. And we're watching the U.S. markets since it seems likely U.S. earnings growth will weaken in 1998 and that may affect the global economic picture. In the meantime, we're keeping a close eye on all stocks in the portfolio.
  Due to the challenges facing the international markets, we believe that our research-driven, bottom-up focus will continue to be the key to International Equity Fund's future.

/s/ DOUGLAS LOEFFLER, CFA
    Portfolio Manager

FOUNDERS INTERNATIONAL EQUITY FUND                      STATEMENT OF INVESTMENTS
                                                               DECEMBER 31, 1997

SHARES                                        MARKET VALUE
------                                        ------------
PREFERRED STOCKS (FOREIGN)-3.1%
COMPUTER SOFTWARE/SERVICES-2.1%
    1,000 Systeme, Anwendungen, Produkte in der
         Datenverarbeitung AG non-voting
         preferred (GE)                         $ 327,308
                                                ---------
PUBLISHING & BROADCASTING-1.0%
    3,500 ProSieben Media AG
         144A (GE)*+                              163,515
                                                ---------
                        TOTAL PREFERRED STOCKS
                                     (FOREIGN)
                               (COST-$341,204)    490,823
                                                ---------
COMMON STOCKS (FOREIGN)-88.4%
AIRLINES-2.4%
    9,225 Deutsche Lufthansa AG 144A (GE)+        177,009
   10,000 SAS Danmark AS (DE)                     146,045
    2,800 Virgin Express Holdings PLC Sponsored
         ADR (BE)*                                 56,700
                                                ---------
                                                  379,754
                                                ---------
APPAREL-1.8%
    2,100 Adidas AG (GE)                          276,340
                                                ---------
AUTOMOTIVE-1.4%
    8,000 Volvo AB Class B (SW)                   214,764
                                                ---------
AUTO PARTS & EQUIPMENT-2.5%
    6,000 Autoliv AB (SW)*                        195,480
    4,000 Compagnie Generale des Etablissements
         Michelin (FR)                            201,469
                                                ---------
                                                  396,949
                                                ---------
BANKING-3.1%
   89,000 Merita Limited Series A (FI)            487,053
                                                ---------
BUSINESS SERVICES-5.5%
      300 Adecco SA (SZ)                           87,110
    1,000 Altran Technologies SA (FR)             305,861
   26,000 Compass Group PLC (UK)*                 320,454
   35,000 WPP Group PLC (UK)                      156,080
                                                ---------
                                                  869,505
                                                ---------
CHEMICALS-3.0%
    1,300 L'Air Liquide (FR)                    $ 203,564
    3,200 Potash Corporation of Saskatchewan,
         Inc. (CA)*                               265,600
                                                ---------
                                                  469,164
                                                ---------
COMPUTER SOFTWARE/SERVICES-6.9%
    4,800 Baan Company NV Sponsored ADR (NE)*     157,200
   24,000 JBA Holdings PLC (UK)                   408,754
   10,000 Konami Company (JA)                     246,883
        5 NTT Data Corporation (JA)               270,341
                                                ---------
                                                1,083,178
                                                ---------
CONSTRUCTION-1.1%
    5,000 Brisa Auto-Estradas de Portugal
         SA (PO)*                                 179,309
                                                ---------
CONSUMER PRODUCTS-2.9%
    4,925 Benckiser NV Class B (NE)*              203,832
   85,400 VTech Holdings Limited (HK)             251,851
                                                ---------
                                                  455,683
                                                ---------
ELECTRONICS-3.9%
    2,750 Philips Electronics NV Sponsored ADR
         (NE)                                     166,375
    5,000 Sony Corporation (JA)                   446,082
                                                ---------
                                                  612,457
                                                ---------
FINANCIAL SERVICES-5.8%
    2,800 Banco Latinoamericano de
         Exportaciones SA Class E Sponsored
         ADR (PA)                                 115,850
  131,750 Credito Italiano SPA (IT)               406,503
    5,500 ING Groep NV (NE)                       231,699
    2,100 Unidanmark AS A Shares (DE)             154,267
                                                ---------
                                                  908,319
                                                ---------
FOOD & BEVERAGE-1.8%
      500 Groupe Danone (FR)                       89,348
   13,800 Quilmes Industrial SA Sponsored ADR
         representing one non-voting preferred
         share (AR)                               188,888
                                                ---------
                                                  278,236
                                                ---------
* NON-INCOME PRODUCING.

+ SECURITIES WERE ACQUIRED PURSUANT TO RULE 144A AND MAY BE DEEMED TO BE
  RESTRICTED FOR RESALE.

  SEE NOTES TO FINANCIAL STATEMENTS.

FOUNDERS INTERNATIONAL EQUITY FUND

SHARES                                         MARKET VALUE
------                                         ------------
INSURANCE-1.1%
   18,000 Royal & Sun Alliance Insurance Group
         PLC (UK)                               $ 181,570
                                                ---------
LEISURE & ENTERTAINMENT-3.8%
    2,000 Four Seasons Hotels, Inc. (CA)           63,250
   80,000 Ladbroke Group PLC (UK)                 347,540
    4,000 Polygram NV Sponsored ADR (NE)          190,750
                                                ---------
                                                  601,540
                                                ---------
MACHINERY-3.0%
    5,500 KCI Konecranes International
         PLC (FI)                                 181,805
   12,000 Toolex Alpha NV (NV)*                   121,350
    1,100 VA Technologie AG (AT)                  166,772
                                                ---------
                                                  469,927
                                                ---------
OFFICE SUPPLIES & EQUIPMENT-1.7%
    2,500 OCE Van Der Grinten NV (NE)             272,543
                                                ---------
OIL & GAS-7.2%
   23,050 Gulf Canada Resources
         Limited (CA)*                            161,350
    5,500 Gulf Indonesia Resources Limited
         (ID)*                                    121,000
   11,200 Saga Petroleum ASA Class A (NW)         192,944
    7,350 Total SA Sponsored ADR (FR)             407,925
    7,300 YPF Sociedad Anonima Sponsored ADR
         representing one Class D share (AR)      249,569
                                                ---------
                                                1,132,788
                                                ---------
OIL SERVICES-1.8%
    4,200 Aker Maritime ASA (NW)                $  89,445
    2,900 Petroleum Geological Services
         Sponsored ADR (NW)*                      187,775
                                                ---------
                                                  277,220
                                                ---------
PACKAGING-1.2%
    1,150 Schmalbach Lubeca AG (GE)               189,641
                                                ---------
PAPER & FOREST PRODUCTS-0.5%
   10,375 Metsa-Serla Oyj Class B (FI)             80,974
                                                ---------
PHARMACEUTICALS-8.0%
    7,000 Glaxo Wellcome PLC Sponsored ADR (UK]   335,125
      265 Novartis AG Registered (SZ)             430,614
       36 Roche Holding AG Dividend
         Right Certificate (SZ)                   358,025
    2,000 Schwarz Pharma AG (GE)                  134,594
                                                ---------
                                                1,258,358
                                                ---------
PUBLISHING & BROADCASTING-5.3%
   25,000 Carlton Communications PLC (UK)         193,352
   14,000 Pearson PLC (UK)                        182,228
   16,250 Ver Ned Uitgeversbedr Ver
         Bezit NV (NE)                            458,514
                                                ---------
                                                  834,094
                                                ---------
RETAIL-4.2%
   30,600 Dixons Group PLC (UK)                   307,662
    2,075 Douglas Holdings AG (GE)                 62,665
      575 Guilbert SA (FR)                         82,009
   18,400 Next PLC (UK)                           209,524
                                                ---------
                                                  661,860
                                                ---------

                                                        STATEMENT OF INVESTMENTS
                                                               DECEMBER 31, 1997
                                                                     (CONTINUED)

SHARES                                         MARKET VALUE
------                                         ------------
TELECOMMUNICATION SERVICES-7.1%
   50,000 Cable and Wireless PLC (UK)*          $  217,212
    2,050 Compania Anonima Nacional Telefonos
         Sponsored ADR representing seven
         Class D shares (VZ)                        85,331
    4,200 France Telecom SA (FR)*                  152,409
    8,250 Netcom Systems AB Class B (SW)*          177,284
       30 Nippon Telegraph and Telephone
         Corporation (JA)                          258,420
    1,000 Telecomunicacoes Brasileiras
         Sponsored ADR (BR)                        116,438
    3,100 Telefonica de Argentina SA Sponsored
         ADR representing ten Class B ordinary
         shares (AR)                               115,475
                                                ----------
                                                 1,122,569
                                                ----------
TELECOMMUNICATIONS EQUIPMENT-1.0%
    2,250 Nokia Corporation Sponsored ADR (FI)     157,500
                                                ----------
UTILITIES-0.4%
  120,200 Beijing Datang Power Generation
         Company 144A (HK)*+                        55,072
                                                ----------
                           TOTAL COMMON STOCKS
                                     (FOREIGN)
                            (COST-$12,897,183)  13,906,367
                                                ----------

PRINCIPAL AMOUNT                              AMORTIZED COST
----------------                              --------------
CORPORATE SHORT-TERM NOTES-10.8%
 $700,000 American Express Credit Corporation
         6.25% 01/02/98                         $  699,878
  300,000 Chevron USA, Inc. 6.00% 01/06/98         299,750
  700,000 Ford Motor Credit Company 6.01%
         01/05/98                                  699,533
                                                ----------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST-$1,699,161)
                                                 1,699,161
                                                ----------
                      TOTAL INVESTMENTS-102.3%
                            (COST-$14,937,548)  16,096,351
OTHER ASSETS & LIABILITIES-(2.3%)
                                                 (356,138)
                                                ----------
NET ASSETS-100.0%                              $15,740,213
                                               ===========

* NON-INCOME PRODUCING.

+ SECURITIES WERE ACQUIRED PURSUANT TO RULE 144A AND MAY BE DEEMED TO BE
  RESTRICTED FOR RESALE.

  SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
   FOUNDERS WORLDWIDE GROWTH FUND

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                   Founders         MSCI            Lipper          Consumer
                  Worldwide         World           Global            Price
                 Growth Fund        Index         Fund Index          Index
                 -----------       -------        ----------        --------
12/89 .........    $10,000         $10,000          $10,000          $10,000
12/90 .........    $10,667         $ 8,298          $ 9,076          $10,610
12/91 .........    $14,379         $ 9,815          $10,918          $10,936
12/92 .........    $14,596         $ 9,303          $10,924          $11,251
12/93 .........    $18,959         $11,396          $14,506          $11,561
12/94 .........    $18,550         $11,975          $14,191          $11,870
12/95 .........    $22,377         $14,455          $16,265          $12,171
12/96 .........    $25,499         $16,404          $18,909          $12,576
12/97 .........    $28,188         $18,990          $21,558          $12,790

                           AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1997*
       1 Year               5 Years                Since Inception
       ------               -------                ---------------
       10.55%                14.07%                     13.83%

*PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.
--------------------------------------------------------------------------------

                               MANAGEMENT OVERVIEW

               A DISCUSSION WITH PORTFOLIO MANAGER MICHAEL GERDING

WHAT WAS WORLDWIDE GROWTH FUND'S PERFORMANCE IN 1997?

The Fund fell short of its market index, but still came out fairly well: a 10.55% total return for the one-year period ended December 31, 1997, compared to 15.77% for the unmanaged Morgan Stanley Capital International World Index.

HOW DID WORLD EVENTS IMPACT THE FUND'S HOLDINGS?

As you know, we travel the world to find the most attractive rapidly growing companies regardless of where they are located. These become the building blocks of our portfolio. Within that framework, certainly the Asian currency crisis and international market volatility dominated investors' attention around the world during the last few months of 1997.

  We saw signs of problems in Asia as early as the summer of 1997 and aggressively reduced our exposure to the region. Currently, with the exception of Japan, Worldwide Growth has no holdings in Asia. Our Japanese exposure is relatively limited, and we are still concerned about the health of the Japanese economy and companies' ability to grow their earnings in 1998.

WHERE ARE YOU FINDING GROWTH OPPORTUNITIES?

As we look around the globe, we are finding many of the best investment opportunities in Europe. We expect improving economic conditions in Europe for the third

---------------------------------------------
                TOP 10 HOLDINGS

 1. Credito Italiano SPA               2.93%
 2. Sony Corporation                   2.89%
 3. SAP preferred                      2.86%
 4. Ladbroke Group PLC                 2.65%
 5. VNU                                2.45%
 6. YPF Sociedad Anonima Sponsored
    ADR representing one Class D
    share                              2.32%
 7. Total SA Sponsored ADR             2.28%
 8. MLP preferred                      2.24%
 9. Novartis AG Registered             2.16%
10. Merita Limited Series A            2.15%

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.
---------------------------------------------

straight year and have found many thriving companies. As was the case in the United States, corporate restructuring in Europe will likely have a very broad impact on both countries and companies, and will last for many years to come. We're significantly overweighted in Europe, and are finding very attractive companies across many diverse industries, ranging from banks to healthcare to technology stocks.

  We are also finding many good growth stocks in Latin America. Most of our emerging markets exposure is in Latin America.

-----------------------------------
   PORTFOLIO AT A GLANCE

TOTAL ASSETS:  $308.9 million
NAV ON DECEMBER 31, 1997:  $21.11
EXPENSE RATIO:  1.47%
INCEPTION DATE:  12/31/89
-----------------------------------

WHAT'S YOUR OUTLOOK FOR THE YEAR AHEAD?

We're still concerned about Asia. There has been limited progress in correcting some of the problems there and some markets have rebounded off their lows. We're watching the situation carefully, particularly as it impacts both economies and markets around the world. We believe that the workout of the Asian crisis will take longer and will cut more deeply than is currently anticipated, although the stock markets may well discount the worst long before the economies actually bottom.

---------------------------------------------
          PORTFOLIO COMPOSITION

United States                          17.5%
United Kingdom                         16.3%
Germany                                11.4%
Netherlands                             9.5%
Japan                                   6.2%
France                                  5.8%
Switzerland                             4.7%
Argentina                               4.1%
Italy                                   3.3%
Finland                                 2.9%
Canada                                  2.6%
Norway                                  1.5%
Other                                   3.8%
Cash & Equivalents                     10.4%

PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.
---------------------------------------------

  In spite of this ongoing difficulty, our outlook for growth companies around the world is positive. We'll continue to employ a bottom-up strategy to build a portfolio one company at a time, without the constraints of indexes or top-down models.

/s/ MICHAEL GERDING, CFA
    Portfolio Manager

FOUNDERS WORLDWIDE GROWTH FUND                          STATEMENT OF INVESTMENTS
                                                               DECEMBER 31, 1997

SHARES                                        MARKET VALUE
------                                        ------------
PREFERRED STOCKS (FOREIGN)-7.3%
AUTOMOTIVE-1.1%
    7,700 Volkswagen AG
         non-voting preferred (GE)              $3,305,440
                                                ----------
COMPUTER SOFTWARE/SERVICES-2.9%
   27,000 Systeme, Anwendungen, Produkte in der
         Datenverarbeitung AG
         non-voting preferred (GE)               8,836,921
                                                ----------
FINANCIAL SERVICES-2.2%
   27,325 Marschollek, Lautenschlaeger und
         Partner AG non-voting preferred (GE)    6,914,620
                                                ----------
PUBLISHING & BROADCASTING-1.1%
   69,600 ProSieben Media AG 144A (GE)*+         3,251,613
                                                ----------
TOTAL PREFERRED STOCKS (FOREIGN)
(COST-$12,231,106)                              22,308,594
                                                ----------
COMMON STOCKS (DOMESTIC)-17.5%
APPAREL-2.5%
  109,100 The Warnaco Group, Inc.
         Class A                                 3,423,013
  193,830 Wolverine World Wide, Inc.             4,385,404
                                                ----------
                                                 7,808,417
                                                ----------
AUTO PARTS & EQUIPMENT-0.9%
   85,550 Autoliv, Inc.                          2,801,763
                                                ----------
BUSINESS SERVICES-1.8%
  155,825 Manpower, Inc.                         5,492,831
                                                ----------
CHEMICALS-0.9%
   76,625 Morton International, Inc.             2,633,984
                                                ----------
COMPUTER EQUIPMENT-0.5%
   44,925 RadiSys Corporation*                   1,667,841
                                                ----------
ELECTRONICS-1.4%
   76,450 Emerson Electric Company               4,314,647
                                                ----------
FOOD & BEVERAGE-1.1%
   94,425 Pepsico, Inc.                          3,440,611
                                                ----------
HEALTHCARE SERVICES-0.9%
  103,988 Quorum Health Group, Inc.*             2,716,687
                                                ----------

OIL & GAS-3.0%
  134,950 Apache Corporation                    $4,731,684
  100,600 Sonat, Inc.                            4,602,450
                                                ----------
                                                 9,334,134
                                                ----------
PUBLISHING & BROADCASTING-1.5%
   86,450 Jacor Communications, Inc.*            4,592,656
                                                ----------
RESTAURANTS-0.5%
   56,842 Tricon Global Restaurants, Inc.        1,651,971
                                                ----------
RETAIL-0.5%
  110,825 The Sports Authority, Inc.*            1,634,669
                                                ----------
SEMICONDUCTORS & EQUIPMENT-0.2%
   38,700 SanDisk Corporation*                     776,419
                                                ----------
TELECOMMUNICATION SERVICES-1.5%
  147,950 WorldCom, Inc.*                        4,475,488
                                                ----------
TELECOMMUNICATIONS EQUIPMENT-0.3%
   57,600 Digital Microwave Corporation*           835,200
                                                ----------
TOTAL COMMON STOCKS
(DOMESTIC)
(COST-$48,912,901)                              54,177,318
                                                ----------
COMMON STOCKS (FOREIGN)-64.8%
AIRLINES-1.4%
  186,600 Deutsche Lufthansa AG
         144A (GE)+                              3,580,478
   48,000 SAS Danmark AS (DE)                      701,016
                                                ----------
                                                 4,281,494
                                                ----------
APPAREL-0.7%
   16,550 Adidas AG (GE)                         2,177,825
                                                ----------
BANKING-3.2%
   22,550 Banco de A. Edwards Sponsored ADR
         representing Series A (CH)                383,350
   75,800 Commerzbank AG (GE)                    2,984,783
1,215,000 Merita Limited Series A (FI)           6,646,098
                                                ----------
                                                10,014,231
                                                ----------
* NON-INCOME PRODUCING.

+ SECURITIES WERE ACQUIRED PURSUANT TO RULE 144A AND MAY BE DEEMED RESTRICTED
  FOR RESALE.

  SEE NOTES TO FINANCIAL STATEMENTS.

FOUNDERS WORLDWIDE GROWTH FUND

SHARES                                         MARKET VALUE
------                                         ------------
BUSINESS SERVICES-3.2%
  434,000 Compass Group PLC (UK)*               $5,349,120
1,000,000 WPP Group PLC (UK)*                    4,459,437
                                                ----------
                                                 9,808,557
                                                ----------
CHEMICALS-4.1%
   22,500 L'Air Liquide (FR)                     3,523,222
   63,750 Imperial Chemical Industries PLC
         Sponsored ADR (UK)                      4,139,766
   60,000 Potash Corporation of Saskatchewan,
         Inc. (CA)                               4,980,000
                                                ----------
                                                12,642,988
                                                ----------
COMPUTER SOFTWARE/SERVICES-4.4%
   98,000 Baan Company NV Sponsored ADR (NE)*    3,209,500
  166,000 Konami Company (JA)                    4,097,258
      100 NTT Data Corporation (JA)              5,406,551
   28,200 Square Company Limited (JA)              785,135
                                                ----------
                                                13,498,444
                                                ----------
CONSTRUCTION-0.7%
   59,000 Brisa Auto-Estradas de Portugal SA
         (PO)*                                   2,115,849
                                                ----------
CONSUMER PRODUCTS-1.6%
   96,650 Benckiser NV Class B (NE)*             4,000,067
   52,250 Industrie Natuzzi SPA Sponsored ADR
         (IT)                                    1,077,656
                                                ----------
                                                 5,077,723
                                                ----------
ELECTRONICS-3.6%
   35,525 Philips Electronics NV Sponsored ADR
         (NE)                                    2,149,263
  100,000 Sony Corporation (JA)                  8,921,636
                                                ----------
                                                11,070,899
                                                ----------
FINANCIAL SERVICES-4.7%
   60,650 Banco Latinoamericano de
         Exportaciones SA Class E Sponsored
         ADR (PA)                                2,509,394
2,931,575 Credito Italiano SPA (IT)              9,045,122
   72,000 ING Groep NV (NE)                      3,033,149
                                                ----------
                                                14,587,665
                                                ----------
FOOD & BEVERAGE-1.5%
    8,200 Groupe Danone (FR)                    $1,465,308
  129,010 Quilmes Industrial SA Sponsored ADR
         representing one non-voting preferred
         share (AR)                              1,765,824
  122,020 Quilmes Industrial SA Registered
         (AR)*                                   1,311,715
                                                ----------
                                                 4,542,847
                                                ----------
INSURANCE-1.1%
  322,350 Royal & Sun Alliance Insurance Group
         PLC (UK)                                3,251,613
                                                ----------
LEISURE & ENTERTAINMENT-4.2%
   41,250 Four Seasons Hotels, Inc. (CA)         1,304,531
1,881,925 Ladbroke Group PLC (UK)                8,175,550
   73,700 Polygram NV Sponsored ADR (NE)         3,514,569
                                                ----------
                                                12,994,650
                                                ----------
MACHINERY-0.5%
   11,000 VA Technologie AG (AT)                 1,667,721
                                                ----------
MEDICAL SUPPLIES & EQUIPMENT-0.5%
    5,950 Sulzer Medica AG (SZ)*                 1,427,837
                                                ----------
OFFICE SUPPLIES & EQUIPMENT-1.9%
   55,000 OCE Van Der Grinten NV (NE)            5,995,955
                                                ----------
OIL & GAS-5.2%
  256,625 Gulf Canada Resources Limited (CA)*    1,796,375
  126,905 Total SA Sponsored ADR (FR)            7,043,228
  209,800 YPF Sociedad Anonima
         Sponsored ADR
         representing one Class D
         share (AR)                              7,172,538
                                                ----------
                                                16,012,141
                                                ----------
40

                                                        STATEMENT OF INVESTMENTS
                                                               DECEMBER 31, 1997
                                                                     (CONTINUED)

SHARES                                         MARKET VALUE
------                                         ------------
OIL SERVICES-1.5%
   83,525 Aker Maritime ASA (NW)                $1,778,791
   45,050 Petroleum Geological Services
         Sponsored ADR (NW)*                     2,916,988
                                                ----------
                                                 4,695,779
                                                ----------
PAPER & FOREST PRODUCTS-0.5%
  200,850 Metsa-Serla Oyj Class B (FI)           1,567,585
                                                ----------
PHARMACEUTICALS-6.7%
   74,500 Glaxo Wellcome PLC Sponsored ADR (UK)  3,566,688
    4,100 Novartis AG Registered (SZ)            6,662,324
      650 Roche Holding AG Dividend Right
         Certificate (SZ)                        6,464,072
   60,000 Schwarz Pharma AG (GE)                 4,037,315
                                                ----------
                                                20,730,399
                                                ----------
PUBLISHING & BROADCASTING-5.4%
  686,175 Carlton Communications PLC (UK)        5,306,932
  301,550 Pearson PLC (UK)                       3,925,063
  268,225 Ver Ned Uitgeversbedr Ver Bezit NV
         (NE)                                    7,568,306
                                                ----------
                                                16,800,301
                                                ----------
RETAIL-4.8%
  650,000 Dixons Group PLC (UK)                  6,535,297
   19,150 Guilbert SA (FR)                       2,730,578
  485,150 Next PLC (UK)                          5,523,281
                                                ----------
                                                14,789,156
                                                ----------
TELECOMMUNICATION SERVICES-2.8%
   41,350 Compania Anonima Nacional Telefonos
         Sponsored ADR representing seven
         Class D shares (VZ)                     1,721,194
   84,600 France Telecom SA (FR)*                3,069,946
   11,725 Telecomunicacoes Brasileiras
         Sponsored ADR (BR)                      1,365,230
   67,400 Telefonica de Argentina SA Sponsored
         ADR representing ten Class B ordinary
         shares (AR)                             2,510,650
                                                ----------
                                                 8,667,020
                                                ----------
TELECOMMUNICATIONS EQUIPMENT-0.2%
     8,350 Nokia Corporation Sponsored ADR (FI)  $   584,500
                                                 -----------
UTILITIES-0.4%
 2,490,000 Beijing Datang Power Generation
          Company 144A (HK)*+                      1,140,846
                                                 -----------
TOTAL COMMON STOCKS
(FOREIGN)
(COST-$165,911,402)                              200,144,025
                                                 -----------

PRINCIPAL AMOUNT                               AMORTIZED COST
----------------                               --------------
CORPORATE SHORT-TERM NOTES-9.7%
$ 4,000,000 American Express Credit Corporation
          6.20% 01/06/98                         $ 3,996,556
13,300,000 Ford Motor Credit Company 6.01%
          01/05/98                                13,291,119
12,700,000 G.E. Capital Corporation 6.10%
          01/02/98                                12,697,848
                                                 -----------
TOTAL CORPORATE
SHORT-TERM NOTES
(AMORTIZED COST-$29,985,523)                      29,985,523
                                                 -----------
TOTAL INVESTMENTS-99.3%
(COST-$257,040,932)                              306,615,460
                                                 -----------
OTHER ASSETS & LIABILITIES-0.7%
                                                   2,261,421
                                                 -----------
NET ASSETS-100.0%                               $308,876,881
                                                 ===========
* NON-INCOME PRODUCING.

+ SECURITIES WERE ACQUIRED PURSUANT TO RULE 144A AND MAY BE DEEMED TO BE
  RESTRICTED FOR RESALE.

  SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
FOUNDERS GROWTH FUND

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                   Founders       Standard &       Lipper        Consumer
                    Growth        Poor's 500       Growth         Price
                     Fund            Index       Fund Index       Index
                   --------       ----------     ----------      --------
12/87 ..........    $10,000         $10,000        $10,000        $10,000
12/88 ..........    $10,481         $11,657        $11,413        $10,442
12/89 ..........    $14,855         $15,346        $14,549        $10,926
12/90 ..........    $13,280         $14,864        $13,760        $11,593
12/91 ..........    $19,573         $19,390        $18,758        $10,936
12/92 ..........    $20,418         $20,867        $20,191        $12,294
12/93 ..........    $25,631         $22,967        $22,608        $12,632
12/94 ..........    $24,773         $23,265        $23,265        $12,970
12/95 ..........    $36,067         $31,998        $29,512        $13,299
12/96 ..........    $42,043         $39,354        $34,671        $13,741
12/97 ..........    $53,222         $52,477        $44,406        $13,975

                           AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1997*

       1 Year               5 Years               10 Years              20 Years
       ------               -------               --------             ---------
       26.59%                21.12%                18.20%                18.07%

*PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.
--------------------------------------------------------------------------------

                               MANAGEMENT OVERVIEW

                A DISCUSSION WITH PORTFOLIO MANAGER EDWARD KEELY

WHAT CONTRIBUTED TO GROWTH FUND'S SUCCESS IN 1997?

One thing we did early in the year was to reposition the portfolio for a greater weighting in large-cap stocks. We did this to take advantage of the liquidity and earnings consistency these stocks offered. By year-end, the portfolio had approximately 70% large companies and 30% mid-caps.

  We also reduced the number of companies in the portfolio to 75, down from the 100 stocks we held earlier in the year. This helped us stay focused on a smaller group of holdings and to maintain a certain amount of liquidity in the Fund. At the end of December, we were invested approximately 88% in equities with 12% in cash.

  As a result, the Growth Fund turned in an admirable total return of 26.59% for the one-year period ended December 31, 1997.

--------------------------------------------
            TOP 10 HOLDINGS

 1. Eli Lilly & Company                3.12%
 2. General Electric Company           3.11%
 3. Microsoft Corporation              3.02%
 4. Pfizer, Inc.                       2.19%
 5. Sunbeam Corporation                2.05%
 6. MCI Communications Corporation     1.93%
 7. Fiserv, Inc.                       1.88%
 8. Maytag Corporation                 1.82%
 9. Bristol-Myers Squibb Company       1.78%
10. Procter & Gamble Company           1.67%

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------

HAS THE ASIAN CRISIS AFFECTED THE GROWTH FUND?

I think our Achilles heel with respect to the Asian crisis was our exposure to technology. In October, we aggressively reduced our tech weighting but it was a little late and impacted the performance of the Fund toward the end of the year. Up until that time, we'd had a great nine months.

WHERE DO YOU CURRENTLY STAND ON TECHNOLOGY?

We've cut it dramatically, ending the year with about a 16% weighting. This is the lowest tech weighting the Fund has seen in recent history. The technology stocks we still own are those with limited foreign exposure that we have great confidence in. One example is CIENA Corporation, which sells telecommunications to long distance companies such as Sprint and AT&T. CIENA demonstrated good resiliency while most technology stocks have moved lower. It was at 1.58% of the portfolio at period-end.

----------------------------------
          PORTFOLIO AT A GLANCE

TOTAL ASSETS:  $1.76 billion
NAV ON DECEMBER 31, 1997:  $17.28
EXPENSE RATIO:  1.12%
INCEPTION DATE:  1/5/62
----------------------------------

WHAT KIND OF COMPANIES DO YOU LOOK FOR?

We're still looking for mid-to-large-cap growth companies with the fundamental strengths for growth in earnings. Right now, the market is at historically high levels, which makes it a real challenge to find companies with good earnings valuations and appreciation potential.

  Historically, we've overweighted certain areas of the market--usually healthcare and technology. But as I mentioned we've dramatically cut back in tech. As a result, we've been adding new companies, which may not fit the traditional definition of "growth stocks."

SUCH AS?

Ford Motor Co., as an example, has been going through fairly major lifecycle changes. At year-end, it was 1.55% of the portfolio. Last year, Ford had a major cost-cutting program, and the company has good product lines in its sport-utility vehicles, the Expedition and Explorer.

  We also like Maytag Corp., at 1.82% of the Fund. Maytag has the great new Neptune high-efficiency washing machine and also owns Hoover vacuums. They really have a major incremental opportunity for sales through their new product cycles.

--------------------------------------------------------------------------------
                              PORTFOLIO COMPOSITION

                      Consumer .....................  26.3%
                      Technology ...................  15.5
                      Financial ....................  14.9
                      Healthcare ...................  14.3
                      Cash & Equivalents ...........  13.3
                      Capital Goods ................   5.0
                      Energy .......................   3.7
                      Telecom Services .............   2.7
                      Transportation ...............   2.6
                      Basic Materials ..............   1.7

PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

WHAT DO YOU SEE GOING FORWARD IN 1998?

As we launch into 1998, the Asian crisis will continue to loom over the global marketplace. We think it will cause a real slowdown in the growth of large-cap companies, especially those that depend on Asia for a portion of their sales. We'll know more by mid-'98.

  We believe companies in the Standard & Poor's 500 will grow at a slower rate than most people expect, probably around 5-7% this year. We also may see higher wages erode profit margins. Whatever happens, it's clear that comparisons for earnings growth will be more difficult in this economic environment.

  In this environment, we will continue to rely on our bottom-up, company-by-company research methods to seek companies that may see growth in almost any market condition.

/s/ EDWARD KEELY, CFA
    Portfolio Manager

FOUNDERS GROWTH FUND                                    STATEMENT OF INVESTMENTS
                                                               DECEMBER 31, 1997

SHARES                                          MARKET VALUE
------                                          ------------
COMMON STOCKS (DOMESTIC)-81.9%
AEROSPACE-0.4%
  260,000 Gulfstream Aerospace Corporation*      $7,605,000
                                                 ----------
AIRLINES-0.6%
  449,600 Southwest Airlines Company             11,071,400
                                                 ----------
AUTOMOTIVE-1.6%
  559,000 Ford Motor Company                     27,216,313
                                                 ----------
BANKING-4.3%
  176,900 BankAmerica Corporation                12,913,700
  102,000 Chase Manhattan Corporation            11,169,000
  324,225 H.F. Ahmanson & Company                21,702,811
  183,000 Mellon Bank Corporation                11,094,375
  290,622 Washington Mutual, Inc.                18,527,153
                                                 ----------
                                                 75,407,039
                                                 ----------
BUSINESS SERVICES-3.8%
  297,500 Electronic Data Systems Corporation    13,071,406
  672,625 Fiserv, Inc.*                          33,042,703
  767,975 Galileo International, Inc.            21,215,309
                                                 ----------
                                                 67,329,418
                                                 ----------
COMPUTER EQUIPMENT-0.7%
  192,000 Hewlett-Packard Company                12,000,000
                                                 ----------
COMPUTER NETWORKING-0.1%
   73,000 Bay Networks, Inc.*                     1,866,063
                                                 ----------
COMPUTER SOFTWARE/SERVICES-4.3%
  411,500 Microsoft Corporation*                 53,160,656
  405,250 PeopleSoft, Inc.*                      15,703,438
  130,000 Veritas Software Corporation            6,581,250
                                                 ----------
                                                 75,445,344
                                                 ----------
CONSUMER PRODUCTS-10.7%
  848,975 The Dial Corporation                  $17,669,292
  278,500 Gillette Company                       27,971,844
  857,500 Maytag Corporation                     31,995,469
  552,500 Philip Morris Companies, Inc.          25,035,156
  367,500 Procter & Gamble Company               29,331,094
  519,300 RJR Nabisco Holdings Corporation       19,473,750
  857,300 Sunbeam Corporation                    36,113,763
                                                -----------
                                                187,590,368
                                                -----------
DIVERSIFIED-0.8%
  322,000 Cognizant Corporation                  14,349,125
                                                -----------
ELECTRONICS-3.1%
  745,000 General Electric Company               54,664,375
                                                -----------
ENVIRONMENTAL SERVICES-0.4%
  306,725 Allied Waste Industries, Inc.*          7,150,527
                                                -----------
FINANCIAL SERVICES-6.0%
  326,575 Associates First Capital Corporation
         Class A                                 23,227,647
   97,000 Beneficial Corporation                  8,063,125
  330,000 The CIT Group, Inc.*                   10,642,500
  306,500 Capital One Financial Corporation      16,608,469
  369,500 Federal National Mortgage Association  21,084,594
  189,000 Student Loan Marketing Association     26,294,625
                                                -----------
                                                105,920,960
                                                -----------
FOOD & BEVERAGE-4.4%
  663,900 Coca-Cola Enterprises, Inc.            23,609,944
  530,000 Pepsico, Inc.                          19,311,875
  111,750 Ralston-Ralston Purina Group           10,385,766
  438,000 Sara Lee Corporation                   24,664,875
                                                -----------
                                                 77,972,460
                                                -----------
* NON-INCOME PRODUCING.

  SEE NOTES TO FINANCIAL STATEMENTS.

FOUNDERS GROWTH FUND

SHARES                                         MARKET VALUE
------                                         ------------
HEALTHCARE SERVICES-0.9%
  609,025 HealthSouth Corporation*              $16,900,444
                                                -----------
INSURANCE-4.6%
  259,000 Allstate Corporation                   23,536,625
  334,375 Everest Reinsurance Holdings, Inc.     13,792,969
  240,000 Hartford Financial Services Group,
         Inc.                                    22,455,000
  143,550 Marsh & McLennan Companies, Inc.       10,703,447
   90,400 The Progressive Corporation            10,836,700
                                                -----------
                                                 81,324,741
                                                -----------
LEISURE & ENTERTAINMENT-2.4%
  773,950 Mirage Resorts, Inc.*                  17,607,363
  242,500 The Walt Disney Company                24,022,656
                                                -----------
                                                 41,630,019
                                                -----------
MANUFACTURING-0.7%
  282,725 Crane Company                          12,263,197
                                                -----------
MEDICAL SUPPLIES & EQUIPMENT-0.7%
  355,475 Stryker Corporation                    13,241,444
                                                -----------
OIL SERVICES-3.7%
   98,500 B.J. Services Company                   7,085,844
  499,000 Baker Hughes, Inc.                     21,768,875
  378,350 Reading & Bates Corporation*           15,843,406
  259,000 Schlumberger Limited                   20,849,500
                                                -----------
                                                 65,547,625
                                                -----------
PAPER & FOREST PRODUCTS-2.3%
  380,000 Fort James Corporation                 14,535,000
  285,425 International Paper Company            12,308,953
  490,000 Mead Corporation                       13,720,000
                                                -----------
                                                 40,563,953
                                                -----------

PHARMACEUTICALS-10.3%
  457,500 Alza Corporation*                     $14,554,219
   98,250 American Home Products Corporation      7,516,125
  330,000 Bristol-Myers Squibb Company           31,226,250
  317,000 Dura Pharmaceuticals, Inc.*            14,542,375
  787,000 Eli Lilly & Company                    54,794,875
  183,000 Merck & Company                        19,443,750
  516,500 Pfizer, Inc.                           38,511,531
                                                -----------
                                                180,589,125
                                                -----------
PUBLISHING & BROADCASTING-1.6%
  757,500 CBS Corporation                        22,298,906
  103,150 Jacor Communications, Inc.*             5,479,844
                                                -----------
                                                 27,778,750
                                                -----------
RETAIL-3.2%
  209,850 Dayton Hudson Corporation              14,164,875
  544,000 Lowes Companies, Inc.                  25,942,000
  500,000 Toys "R" Us, Inc.*                     15,718,750
                                                -----------
                                                 55,825,625
                                                -----------
SEMICONDUCTORS & EQUIPMENT-3.6%
  556,900 Altera Corporation*                    18,447,313
   48,325 Lam Research Corporation*               1,407,466
  712,850 Maxim Integrated
         Products, Inc.*                         24,593,325
  521,150 Xilinx, Inc.*                          18,240,250
                                                -----------
                                                 62,688,354
                                                -----------
TELECOMMUNICATION SERVICES-2.7%
  209,450 AT&T Corporation                       12,828,813
  793,000 MCI Communications Corporation         33,950,313
                                                -----------
                                                 46,779,126
                                                -----------
46

                                                        STATEMENT OF INVESTMENTS
                                                               DECEMBER 31, 1997
                                                                     (CONTINUED)

SHARES                                          MARKET VALUE
------                                          ------------
TELECOMMUNICATIONS EQUIPMENT-3.1%
  454,000 CIENA Corporation*                    $ 27,750,750
   94,750 Lucent Technologies, Inc.                7,568,156
  348,650 Tellabs, Inc.*                          18,369,497
                                                ------------
                                                  53,688,403
                                                ------------
TRANSPORTATION-0.9%
  398,000 CNF Transportation, Inc.                15,273,250
                                                ------------
TOTAL COMMON STOCKS
(DOMESTIC)
(COST-$1,251,087,419)                          1,439,682,448
                                                ------------
COMMON STOCKS (FOREIGN)-4.9%
AIRLINES-1.1%
  976,000 Deutsche Lufthansa AG
         144A (GE)+                               18,727,475
                                                ------------
BUILDING MATERIALS-0.4%
  225,000 Hunter Douglas NV (NE)                   7,880,328
                                                ------------
CHEMICALS-0.3%
   70,000 Imperial Chemical Industries PLC
         Sponsored ADR (UK)                        4,545,625
                                                ------------
ELECTRONICS-0.4%
  122,500 Philips Electronics NV Sponsored ADR
         (NE)                                      7,411,250
                                                ------------
OFFICE SUPPLIES & EQUIPMENT-0.4%
   60,000 OCE Van Der Grinten
         NV (NE)                                   6,541,042
                                                ------------
PHARMACEUTICALS-2.3%
   13,400 Novartis AG Registered (SZ)             21,774,426
  370,000 Smithkline Beecham PLC Sponsored ADR
         Class A (UK)                             19,031,875
                                                ------------
                                                  40,806,301
                                                ------------
TOTAL COMMON STOCKS
(FOREIGN)
(COST-$74,068,048)                                85,912,021
                                                ------------

PRINCIPAL VALUE                                 AMORTIZED COST
---------------                                 --------------
CORPORATE SHORT-TERM NOTES-14.2%
$20,000,000 American Express Credit Corporation
          6.55% 01/02/98                         $  19,996,361
44,300,000 Associates Corporation NA 6.12%
          01/02/98                                  44,292,469
49,900,000 Ciesco LP 5.90% 01/07/98                 49,850,932
34,500,000 Chevron USA, Inc. 5.95% 01/08/98         34,460,085
50,000,000 Ford Motor Credit Company 6.15%
          01/05/98                                  49,965,833
46,800,000 Household Finance Corporation 6.10%
          01/06/98                                  46,760,350
 4,690,000 Massachusetts Electric Company 6.50%
          01/05/98                                   4,686,613
                                                 -------------
TOTAL CORPORATE SHORT-TERM
NOTES (AMORTIZED
                     COST-$250,012,643)            250,012,643
                                                 -------------
TOTAL INVESTMENTS-101.0%
(COST-$1,575,168,110)                            1,775,607,112
OTHER ASSETS & LIABILITIES-(1.0%)
                                                  (18,157,959)
                                                 -------------
NET ASSETS-100%                                 $1,757,449,153
                                                 =============
* NON-INCOME PRODUCING.

+ SECURITIES WERE ACQUIRED PURSUANT TO RULE 144A AND MAY BE RESTRICTED
  FOR RESALE

  SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
FOUNDERS BLUE CHIP FUND

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                   Founders      Standard &    Lipper Growth       Consumer
                  Blue Chip        Poor's       and Income           Price
                    Fund          500 Index     Fund Index           Index
                  ---------     -----------    -------------      -----------
12/87 ..........   $10,000        $10,000         $10,000           $10,000
12/88 ..........   $11,007        $11,657         $11,835           $10,442
12/89 ..........   $14,921        $15,346         $14,644           $10,926
12/90 ..........   $14,987        $14,864         $13,766           $11,593
12/91 ..........   $19,234        $19,390         $17,586           $11,949
12/92 ..........   $19,185        $20,867         $19,282           $12,294
12/93 ..........   $21,965        $22,967         $22,101           $12,632
12/94 ..........   $22,080        $23,265         $22,010           $12,970
12/95 ..........   $28,496        $31,998         $28,871           $13,299
12/96 ..........   $35,440        $39,354         $34,846           $13,741
12/97 ..........   $42,329        $52,477         $44,238           $13,975

                           AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1997*

       1 Year               5 Years               10 Years              20 Years
       ------               -------               --------              --------
       19.44%                17.15%                15.52%                14.41%

*PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.
--------------------------------------------------------------------------------

                               MANAGEMENT OVERVIEW

                 A DISCUSSION WITH PORTFOLIO MANAGER BRIAN KELLY

HOW DO YOU FEEL ABOUT BLUE CHIP'S PERFORMANCE THIS YEAR?

The year as a whole was quite positive for large-capitalization stocks, which in general were driven by investors' move to more liquid and relatively stable companies. Two elements in the market drove us to take a more conservative stance: high valuations and market volatility.

  With a conservative outlook on the market, the Blue Chip Fund was about 75% invested in equities. With that conservative stance in mind, the Fund returned 19.44% for the one-year period ended December 31, 1997. This is somewhat disappointing relative to the Standard & Poor's 500 Index, which returned 33.35% for the same period. However, the Lipper Growth & Income Fund Index gained 26.96%, a more accurate comparison for the Blue Chip Fund.

WHAT WERE THE FACTORS THAT IMPACTED THE FUND?

We thought some stocks were too expensive during the year, particularly in the financial services and technology sectors. As a result, we didn't find the right buying opportunities in those areas and underweighted the portfolio. But these were exactly the two areas that did so well in the broader market. It was a judgment call, and the Fund's fourth quarter performance really lagged as a result.

--------------------------------------------
           TOP 10 HOLDINGS

 1. U.S. West, Inc.                    4.26%
 2. Smithkline Beecham PLC Sponsored
    ADR Class A                        3.71%
 3. Glaxo Wellcome PLC Sponsored ADR   3.65%
 4. Novartis AG Registered             3.32%
 5. Potash Corporation of
    Saskatchewan, Inc.                 3.23%
 6. Allstate Corporation               2.82%
 7. Pfizer, Inc.                       2.24%
 8. Newmont Mining Corporation         2.24%
 9. Colgate-Palmolive Company          2.05%
10. Fort James Corporation             1.80%

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------

WHERE WERE YOU FINDING OPPORTUNITIES?

Anyone comparing our holdings with the S&P 500 Index would see some striking parallels--in fact, 74% of the stocks in the Fund at year-end were also found in the S&P 500.

  In particular, we are still enthused about pharmaceuticals, an area where we see good growth and strong earnings. This industry should really soar as America's population ages and spends even more money on drug prescriptions. We had 20.06% of the Blue Chip Fund invested in pharmaceuticals at period-end, and SmithKline Beecham PLC, the pharmaceutical giant, was our biggest drug holding.

--------------------------------
     PORTFOLIO AT A GLANCE

TOTAL ASSETS:  $543.2 million
NAV ON DECEMBER 31, 1997:  $6.92
EXPENSE RATIO:  1.11%
INCEPTION DATE:  7/5/38
--------------------------------

WHAT'S YOUR OUTLOOK FOR THE YEAR AHEAD?

We're very cautious. We continue to be concerned about earnings and valuations simply because the global economy makes it almost inevitable that the problems in Asia will impact us domestically. Plus, we see strong indications that the domestic economy is slowing. The low inflation figures and low bond rates are perceived positively, but we're watchful about the possibility of deflation. We'll be maintaining a conservative posture in the Fund. We've also reduced the number of companies in the portfolio making the Fund more concentrated and allowing us to have a greater focus on the ability of the securities in the portfolio to meet and exceed our long-term expectations.

--------------------------------------------------------------------------------
                     PORTFOLIO COMPOSITION

Bonds, Treasuries, Cash & Equivalents ...  27.1%
Healthcare ..............................  24.0
Consumer ................................  10.9
Basic Materials .........................   8.9
Energy ..................................   8.7
Financial ...............................   7.2
Telecom Services ........................   4.3
Technology ..............................   2.6
Utilities ...............................   2.5
Transportation ..........................   1.9
Capital Goods ...........................   1.9

 PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

/s/ BRIAN KELLY
    Portfolio Manager

FOUNDERS BLUE CHIP FUND                                 STATEMENT OF INVESTMENTS
                                                               DECEMBER 31, 1997

SHARES                                         MARKET VALUE
------                                         ------------
COMMON STOCKS (DOMESTIC)-53.1%
BANKING-1.8%
   75,000 BankAmerica Corporation               $5,475,000
   66,500 NationsBank Corporation                4,044,031
                                                ----------
                                                 9,519,031
                                                ----------
CHEMICALS-1.8%
  156,000 Arco Chemical Company                  7,283,250
   43,800 E.I. du Pont de Nemours
         and Company                             2,630,738
                                                ----------
                                                 9,913,988
                                                ----------
COMPUTER EQUIPMENT-1.7%
   60,000 Hewlett-Packard Company                3,750,000
   50,100 International Business Machines
         Corporation                             5,238,581
                                                ----------
                                                 8,988,581
                                                ----------
COMPUTER SOFTWARE/SERVICES-0.5%
  115,700 Oracle Systems Corporation             2,574,325
                                                ----------
CONSUMER PRODUCTS-3.7%
   15,800 Avon Products, Inc.                      969,725
  151,400 Colgate-Palmolive Company             11,127,900
   95,500 The Dial Corporation                   1,987,594
   62,100 Kimberly Clark Corporation             3,062,306
   25,200 Revlon, Inc. Class A                     889,875
   52,975 RJR Nabisco Holdings Corporation       1,986,563
                                                ----------
                                                20,023,963
                                                ----------
CONSUMER SERVICES-0.4%
   55,975 Service Corporation International     $2,067,577
                                                ----------
ELECTRONICS-1.3%
  100,000 General Electric Company               7,337,500
                                                ----------
FINANCIAL SERVICES-0.3%
   17,400 American Express Company               1,552,950
                                                ----------
FOOD & BEVERAGE-2.8%
  144,000 The Coca-Cola Company                  9,594,000
  150,500 Pepsico, Inc.                          5,483,844
    1,050 Ralston-Ralston Purina Group              97,584
                                                ----------
                                                15,175,428
                                                ----------
HEALTHCARE SERVICES-1.5%
   93,000 Columbia/HCA Healthcare Corporation    2,755,125
   87,200 EXEL Limited                           5,526,300
                                                ----------
                                                 8,281,425
                                                ----------
INSURANCE-5.1%
  168,800 Allstate Corporation                  15,339,700
   35,900 Marsh & McLennan Companies, Inc.       2,676,794
  114,475 Safeco Corporation                     5,566,347
  101,250 W.R. Berkley Corporation               4,442,344
                                                ----------
                                                28,025,185
                                                ----------
* NON-INCOME PRODUCING.

  SEE NOTES TO FINANCIAL STATEMENTS.

FOUNDERS BLUE CHIP FUND

SHARES                                          MARKET VALUE
------                                          ------------
LEISURE & ENTERTAINMENT-0.3%
   34,625 Hilton Hotels Corporation             $1,030,094
   22,200 International Game Technology            560,550
                                                ----------
                                                 1,590,644
                                                ----------
MANUFACTURING-0.5%
   33,700 Minnesota Mining and Manufacturing
         Company                                 2,765,506
                                                ----------
MEDICAL SUPPLIES & EQUIPMENT-2.4%
   85,200 Allegiance Corporation                 3,019,275
   88,000 Becton, Dickinson and Company          4,400,000
   19,325 Boston Scientific Corporation*           886,534
   74,200 Johnson & Johnson                      4,887,925
                                                ----------
                                                13,193,734
                                                ----------
METALS & MINING-2.2%
  414,100 Newmont Mining Corporation            12,164,188
                                                ----------
OIL & GAS-6.7%
   64,300 Amoco Corporation                      5,473,538
  120,700 Atlantic Richfield and Company         9,671,088
   58,350 Chevron Corporation                    4,492,950
   56,000 Mobil Corporation                      4,042,500
   71,000 Phillips Petroleum Corporation         3,452,375
   91,200 Sonat, Inc.                            4,172,400
   43,600 Texaco, Inc.                           2,370,750
   80,000 USX-Marathon Group                     2,700,000
                                                ----------
                                                36,375,601
                                                ----------
OIL SERVICES-1.0%
   30,875 Baker Hughes, Inc.                    $1,346,922
   84,600 Global Marine, Inc.*                   2,072,700
   33,950 Helmerich and Payne, Inc.              2,304,356
                                                ----------
                                                 5,723,978
                                                ----------
PAPER & FOREST PRODUCTS-1.8%
  255,475 Fort James Corporation                 9,771,919
                                                ----------
PHARMACEUTICALS-9.4%
   72,400 Abbott Laboratories                    4,746,725
   89,475 Alza Corporation*                      2,846,423
   24,000 American Home Products Corporation     1,836,000
   20,100 Bristol-Myers Squibb Company           1,901,963
   90,125 Eli Lilly & Company                    6,274,953
   79,600 Merck & Company                        8,457,500
   84,300 Mylan Laboratories, Inc.               1,765,031
  163,400 Pfizer, Inc.                          12,183,513
   47,900 Schering Plough Corporation            2,975,788
   64,600 Warner Lambert Company                 8,010,400
                                                ----------
                                                50,998,296
                                                ----------
PUBLISHING & BROADCASTING-0.7%
   38,100 Meredith Corporation                   1,359,694
   36,000 Tribune Company                        2,241,000
                                                ----------
                                                 3,600,694
                                                ----------
52

                                                        STATEMENT OF INVESTMENTS
                                                               DECEMBER 31, 1997
                                                                     (CONTINUED)

SHARES                                         MARKET VALUE
------                                         ------------
SEMICONDUCTORS & EQUIPMENT-0.5%
   39,800 Intel Corporation                     $ 2,793,463
                                                -----------
TELECOMMUNICATION SERVICES-4.3%
  512,700 U.S. West, Inc.                        23,135,588
                                                -----------
UTILITIES-2.4%
   49,200 Cinergy Corporation                     1,884,975
   58,325 Consolidated Edison Company of New
         York, Inc.                               2,391,325
  106,109 Duke Energy Corporation                 5,875,786
  132,525 Public Service Company of New Mexico    3,139,186
                                                -----------
                                                 13,291,272
                                                -----------
TOTAL COMMON STOCKS
(DOMESTIC)
(COST-$254,427,171)                             288,864,836
                                                -----------
COMMON STOCKS (FOREIGN)-19.6%
AIRLINES-0.9%
  509,600 Air Canada Class A (CA)*              $ 4,857,944
                                                -----------
CHEMICALS-4.8%
  130,700 Imperial Chemical Industries PLC
         Sponsored ADR (UK)                       8,487,331
  211,575 Potash Corporation of Saskatchewan,
         Inc. (CA)                               17,560,725
                                                -----------
                                                 26,048,056
                                                -----------
FOOD & BEVERAGE-1.2%
    4,500 Nestle SA Registered (SZ)               6,753,295
                                                -----------
OIL & GAS-1.0%
   66,400 British Petroleum PLC Sponsored ADR
         (UK)                                     5,291,250
                                                -----------
PHARMACEUTICALS-10.7%
  413,700 Glaxo Wellcome PLC Sponsored ADR (UK)  19,805,888
   11,100 Novartis AG Registered (SZ)            18,037,151
  391,700 Smithkline Beecham PLC Sponsored ADR
         Class A (UK)                            20,148,069
                                                -----------
                                                 57,991,108
                                                -----------
TRANSPORTATION-1.0%
  200,000 Canadian Pacific Limited (CA)           5,450,000
                                                -----------
TOTAL COMMON STOCKS
(FOREIGN)
(COST-$92,241,926)                              106,391,653
                                                -----------
* NON-INCOME PRODUCING.

  SEE NOTES TO FINANCIAL STATEMENTS.

FOUNDERS BLUE CHIP FUND                                 STATEMENT OF INVESTMENTS
                                                               DECEMBER 31, 1997
                                                                     (CONTINUED)

PRINCIPAL AMOUNT                                MARKET VALUE
----------------                                ------------
U.S. GOVERNMENT SECURITIES-24.3%
U.S. TREASURY BONDS-8.1%
$22,700,000 U.S. Treasury Bond 6.625% Due
          02/15/27                               $24,636,605
18,300,000 U.S. Treasury Bond 6.375% Due
          08/15/27                                19,295,063
                                                 -----------
                                                  43,931,668
                                                 -----------
U.S. TREASURY NOTES-16.2%
14,500,000 U.S. Treasury Note 5.625% Due
          11/30/99                                14,486,414
 3,500,000 U.S. Treasury Note 6.375% Due
          05/15/00                                 3,552,500
37,900,000 U.S. Treasury Note 6.00% Due 08/15/00  38,172,425
 5,400,000 U.S. Treasury Note 5.75% Due 10/31/00   5,406,750
 5,500,000 U.S. Treasury Note 5.75% Due 11/15/00   5,510,313
 6,300,000 U.S. Treasury Note 5.875% Due
          09/30/02                                 6,337,409
 5,400,000 U.S. Treasury Note 5.75% Due 10/31/02   5,406,750
 8,700,000 U.S. Treasury Note 6.25% Due 02/15/07   8,980,036
                                                 -----------
                                                  87,852,597
                                                 -----------
TOTAL U.S. GOVERNMENT
SECURITIES
(COST-$128,228,157)                              131,784,265
                                                 -----------

PRINCIPAL AMOUNT                               AMORTIZED COST
----------------                               --------------
CORPORATE SHORT-TERM NOTES-2.2%
$11,800,000 Chevron USA, Inc. 6.60% 01/02/98     $11,797,837
                                                 -----------
TOTAL CORPORATE
SHORT-TERM NOTES (AMORTIZED
COST-$11,797,837)                                 11,797,837
                                                 -----------
TOTAL INVESTMENTS-99.2%
(COST-$486,695,091)                              538,838,591
OTHER ASSETS &
LIABILITIES-0.8%                                   4,329,329
                                                 -----------
NET ASSETS-100.0%                               $543,167,920
                                                 ===========
* NON-INCOME PRODUCING.

  SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
FOUNDERS BALANCED FUND

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                                                Lipper
                               Standard &      Balanced      Consumer
                  Balanced       Poors          Fund          Price
                    Fund       500 Index        Index         Index
                  --------     ----------      --------      --------
12/87 ...........  $10,000      $10,000         $10,000       $10,000
12/88 ...........  $11,109      $11,657         $11,118       $10,442
12/89 ...........  $13,916      $15,346         $13,308       $10,926
12/90 ...........  $13,221      $14,864         $13,395       $10,610
12/91 ...........  $16,244      $19,390         $16,857       $11,949
12/92 ...........  $17,222      $20,867         $18,116       $12,294
12/93 ...........  $20,985      $22,967         $20,279       $12,632
12/94 ...........  $20,579      $23,265         $19,865       $12,970
12/95 ...........  $26,631      $31,998         $24,807       $13,299
12/96 ...........  $31,626      $39,354         $28,036       $10,878
12/97 ...........  $36,978      $52,477         $33,658       $13,975

                           AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1997*

       1 Year               5 Years               10 Years              20 Years
       ------               -------               --------              --------
       16.92%                16.51%                13.97%                13.51%

*PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.
--------------------------------------------------------------------------------

                               MANAGEMENT OVERVIEW

                 A DISCUSSION WITH PORTFOLIO MANAGER BRIAN KELLY

LOOKING BACK ON 1997, HOW DID THE FUND PERFORM?

Investors continued to put an emphasis on liquidity, to the benefit of large-caps and to the Balanced Fund. However, the Balanced Fund is just that, balanced, and we believe that is how investors expect the Fund to be managed. Given the volatility in the market, we were anywhere from 55% to 65% invested in the equity market. Additionally, the Fund had tremendous cash flows, more than doubling the size of the Fund and giving us a lot of new money to put to work.

  With our conservative stance and cash flows in mind, we were pleased with the Fund's 16.92% total return for the year ended December 31, 1997.

TO WHAT DO YOU ATTRIBUTE THE OVERWHELMING INTEREST IN BALANCED FUND?

We really noticed a greater demand for conservatively positioned portfolios as the year progressed. By early fall, the Southeast Asian currency crisis was causing some domestic market volatility. A number of companies revised their earnings estimates downward, which seemed to indicate the domestic economy was slowing. And although many investors welcomed the historically low inflation figures and low bond rates, they almost seemed to foreshadow the possibility of deflation.

---------------------------------------------
         TOP 10 EQUITY HOLDINGS

 1. U.S. West, Inc.                    3.84%
 2. Smithkline Beecham PLC Sponsored
    ADR Class A                        3.55%
 3. Glaxo Wellcome PLC Sponsored ADR   3.50%
 4. Novartis AG Registered             3.34%
 5. Potash Corporation of
    Saskatchewan, Inc.                 2.84%
 6. Allstate Corporation               2.43%
 7. Pfizer, Inc.                       2.22%
 8. Newmont Mining Corporation         2.19%
 9. Colgate-Palmolive Company          2.08%
10. Fort James Corporation             1.84%

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.
---------------------------------------------

  As a result, we saw increased interest in more conservative investments like the Founders Balanced Fund.

WHAT IS THE STRATEGY FOR THE FUND?

Our objective is to provide current income and capital appreciation through a portfolio of equity and fixed income holdings. We believe the key is to remain extremely flexible--to adjust the portfolio's composition based on market dynamics. At year-end, we had positioned the Fund conservatively in response to the market volatility we saw developing.

  As part of that caution, we stuck with well-known growth companies, household names. For example, Fort James Corp., a paper and forest products company.

  We also held U.S. West, Inc.. Many of you may know the name, but you might not realize just how well-situated U.S. West is to capitalize on growth in the 14-state geographic region it serves. And, U.S. West's 4.5% yield is also the highest yield of any Baby Bell.

---------------------------------
       PORTFOLIO AT A GLANCE

TOTAL ASSETS:  $942.7million
NAV ON DECEMBER 31, 1997:  $11.35
EXPENSE RATIO:  1.01%
INCEPTION DATE:  2/19/63
---------------------------------

WHAT DO YOU SEE GOING FORWARD?

As we've said, large-cap stocks in particular offer strong earnings potential and liquidity that exceeds other investments. We believe they'll continue to remain popular as the Southeast Asian crisis plays out. But at the same time, we're monitoring the situation carefully. Valuations seem to be at the upper end of their range and it's more challenging to find the right buying opportunities within our price guidelines.

  We will continue to run the Fund in a truly "balanced" manner because that is what we believe investors in this Fund are looking for. We will have fewer companies in the Fund with higher concentrations to keep a keen eye on the stocks' ability to meet and exceed our long-term expectations. This, we believe, will be key to the future success of the Founders Balanced Fund.

--------------------------------------------------------------------------------
                              PORTFOLIO COMPOSITION

                Treasury & Agency ....................  41.2%
                Healthcare ...........................  21.3
                Consumer .............................   7.2
                Energy ...............................   6.8
                Financial ............................   6.5
                Basic Materials ......................   6.3
                Telecom Services .....................   3.9
                Technology ...........................   1.8
                Utilities ............................   1.7
                Transportation .......................   1.6
                Cash & Equivalents ...................   1.2
                Capital Goods ........................   0.5

PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

/s/ Brian Kelly
    Portfolio Manager

FOUNDERS BALANCED FUND

SHARES                                          MARKET VALUE
------                                          ------------
COMMON STOCKS (DOMESTIC)-39.0%
BANKING-0.7%
  115,000 NationsBank Corporation               $6,993,438
                                                ----------
CHEMICALS-0.5%
   75,200 E.I. du Pont de Nemours and
         Company                                 4,516,700
                                                ----------
COMPUTER EQUIPMENT-1.0%
   69,500 Hewlett-Packard Company                4,343,750
   47,600 International Business Machines
         Corporation                             4,977,175
                                                ----------
                                                 9,320,925
                                                ----------
COMPUTER SOFTWARE/SERVICES-0.2%
  102,000 Oracle Systems Corporation             2,269,500
                                                ----------
CONSUMER PRODUCTS-3.7%
   28,100 Avon Products, Inc.                    1,724,638
  266,600 Colgate-Palmolive Company             19,595,100
  169,100 The Dial Corporation                   3,519,394
  103,400 Kimberly Clark Corporation             5,098,913
   44,500 Revlon, Inc. Class A                   1,571,406
   91,725 RJR Nabisco Holdings Corporation       3,439,688
                                                ----------
                                                34,949,139
                                                ----------
FINANCIAL SERVICES-0.3%
   30,400 American Express Company              $2,713,200
                                                ----------
FOOD & BEVERAGE-0.7%
  162,800 Pepsico, Inc.                          5,932,025
    1,850 Ralston-Ralston Purina Group             171,934
                                                ----------
                                                 6,103,959
                                                ----------
HEALTHCARE SERVICES-0.5%
  143,325 Columbia/HCA Healthcare
         Corporation                             4,246,003
                                                ----------
INSURANCE-4.3%
  251,900 Allstate Corporation                  22,891,413
  200,525 Safeco Corporation                     9,750,528
  168,725 W.R. Berkley Corporation               7,402,809
                                                ----------
                                                40,044,750
                                                ----------
LEISURE & ENTERTAINMENT-0.3%
   59,850 Hilton Hotels Corporation              1,780,538
   39,200 International Game Technology            989,800
                                                ----------
                                                 2,770,338
                                                ----------
MANUFACTURING-0.5%
   58,000 Minnesota Mining and
         Manufacturing Company                   4,759,625
                                                ----------
58

                                                        STATEMENT OF INVESTMENTS
                                                               DECEMBER 31, 1997

SHARES                                         MARKET VALUE
------                                         ------------
MEDICAL SUPPLIES & EQUIPMENT-1.9%
  153,900 Becton, Dickson and
         Company                                $7,695,000
   33,450 Boston Scientific Corporation*         1,534,519
  130,300 Johnson & Johnson                      8,583,513
                                                ----------
                                                17,813,032
                                                ----------
METALS & MINING-2.2%
  703,100 Newmont Mining Corporation            20,653,563
                                                ----------
OIL & GAS-5.2%
  108,200 Amoco Corporation                      9,210,525
  180,000 Atlantic Richfield and
         Company                                14,422,500
  100,850 Chevron Corporation                    7,765,450
   56,000 Mobil Corporation                      4,042,500
   92,700 Philips Petroleum Company              4,507,538
  101,300 Sonat, Inc.                            4,634,475
   81,700 Texaco, Inc.                           4,442,438
                                                ----------
                                                49,025,426
                                                ----------
OIL SERVICES-0.8%
   53,450 Baker Hughes, Inc.                     2,331,756
  143,300 Global Marine, Inc.*                   3,510,850
   27,000 Helmerich and Payne, Inc.              1,832,625
                                                ----------
                                                 7,675,231
                                                ----------
PAPER & FOREST PRODUCTS-1.8%
  452,550 Fort James Corporation                17,310,038
                                                ----------
PHARMACEUTICALS-8.4%
   77,100 Abbott Laboratories                   $5,054,869
  168,850 Alza Corporation*                      5,371,541
   42,000 American Home Products
         Corporation                             3,213,000
   37,800 Bristol-Myers Squibb
         Company                                 3,576,825
  159,525 Eli Lilly & Company                   11,106,928
   74,800 Merck & Company                        7,947,500
  149,400 Mylan Loboratories, Inc.               3,128,063
  280,500 Pfizer, Inc.                          20,914,781
   79,200 Schering Plough Corporation            4,920,300
  113,800 Warner Lambert Company                14,111,200
                                                ----------
                                                79,345,007
                                                ----------
SEMICONDUCTORS & EQUIPMENT-0.5%
   68,400 Intel Corporation                      4,800,825
                                                ----------
TELECOMMUNICATION SERVICES-3.8%
  801,200 U.S. West, Inc.                       36,154,150
                                                ----------
* NON-INCOME PRODUCING.

  SEE NOTES TO FINANCIAL STATEMENTS.

FOUNDERS BALANCED FUND

SHARES                                         MARKET VALUE
------                                         ------------
UTILITIES-1.7%
  183,775 Consolidated Edison
         Company of New York, Inc.              $ 7,534,775
  151,500 Duke Energy Corporation                 8,389,313
                                                -----------
                                                 15,924,088
                                                -----------
TOTAL COMMON STOCKS
(DOMESTIC)
(COST-$344,849,456)                             367,388,937
                                                -----------
COMMON STOCKS (FOREIGN)-18.2%
AIRLINES-0.7%
  700,000 Air Canada Class A (CA)*                6,677,149
                                                -----------
CHEMICALS-3.6%
  111,000 Imperial Chemical Industries
         PLC Sponsored ADR (UK)                   7,208,063
  322,360 Potash Corporation of
         Saskatchewan, Inc. (CA)                 26,755,880
                                                -----------
                                                 33,963,943
                                                -----------
FOOD & BEVERAGE-0.7%
    4,300 Nestle SA Registered (SZ)               6,453,062
                                                -----------
OIL AND GAS-0.7%
   87,800 British Petroleum PLC Sponsored ADR
         (UK)                                   $ 6,996,563
                                                -----------
PHARMACEUTICALS-10.4%
  689,300 Glaxo Wellcome PLC
         Sponsored ADR (UK)                      33,000,238
   19,400 Novartis AG Registered (SZ)            31,524,288
  651,400 Smithkline Beecham PLC
         Sponsored ADR Class A (UK)              33,506,388
                                                -----------
                                                 98,030,914
                                                -----------
PROPERTY-1.2%
1,593,200 Legacy Hotels Real Estate
         Investment Trust 144A (CA)+             10,796,817
                                                -----------
TRANSPORTATION-0.9%
  300,000 Canadian Pacific Limited (CA)           8,175,000
                                                -----------
TOTAL COMMON STOCKS
(FOREIGN)
(COST-$155,050,429)                             171,093,448
                                                -----------
60

                                                        STATEMENT OF INVESTMENTS
                                                               DECEMBER 31, 1997
                                                                     (CONTINUED)

PRINCIPAL AMOUNT                                MARKET VALUE
----------------                                ------------
U.S. GOVERNMENT SECURITIES-38.9%
U.S. TREASURY BONDS-8.4%
$19,200,000 U.S. Treasury Bond 6.625% Due
          02/15/27                              $20,838,010
46,500,000 U.S. Treasury Bond 6.375% Due
          08/15/27                               49,028,438
 9,300,000 U.S. Treasury Bond 6.125% Due
          11/15/27                                9,555,750
                                                 ----------
                                                 79,422,198
                                                 ----------
U.S. TREASURY NOTES-30.5%
 3,500,000 U.S. Treasury Note 5.875%
          Due 04/30/98                            3,505,471
12,000,000 U.S. Treasury Note 5.875%
          Due 08/31/99                           12,037,500
21,600,000 U.S. Treasury Note 5.625%
          Due 11/30/99                           21,579,761
20,500,000 U.S. Treasury Note 6.375%
          Due 05/15/00                           20,807,500
 8,500,000 U.S. Treasury Note 6.125%
          Due 07/31/00                            8,585,000
66,600,000 U.S. Treasury Note 6.00%              67,078,721
          Due 08/15/00
 9,500,000 U.S. Treasury Note 5.75%
          Due 10/31/00                            9,511,875
18,800,000 U.S. Treasury Note 5.75%              18,835,250
          Due 11/15/00
 6,100,000 U.S. Treasury Note 6.25%
          Due 02/28/02                            6,214,375
12,700,000 U.S. Treasury Note 6.625%
          Due 03/31/02                           13,112,750
15,200,000 U.S. Treasury Note 6.625%
          Due 04/30/02                           15,708,258
 9,000,000 U.S. Treasury Note 5.75%               9,011,250
          Due 10/31/02
22,600,000 U.S. Treasury Note 5.75%
          Due 11/30/02                           22,621,199
 9,000,000 U.S. Treasury Note 6.25%
          Due 02/15/03                            9,205,317
 8,900,000 U.S. Treasury Note 6.875%
          Due 05/15/06                            9,525,786

U.S. TREASURY NOTES-(CONTINUED)
$ 1,500,000 U.S. Treasury Note 6.50%            $ 1,570,782
          Due 10/15/06
37,100,000 U.S. Treasury Note 6.25%              38,294,175
          Due 02/15/07                           -----------
                                                287,204,970
                                                -----------
TOTAL U.S. GOVERNMENT
SECURITIES
(COST-$355,116,842)                              366,627,168
                                                 -----------

PRINCIPAL AMOUNT                                AMORTIZED COST
----------------                                --------------
CORPORATE SHORT-TERM NOTES-2.6%
$25,000,000 Chevron USA, Inc. 6.60% 01/02/98     $24,995,417
                                                 -----------
TOTAL CORPORATE SHORT-TERM
NOTES
(AMORTIZED COST-$24,995,417)                      24,995,417
                                                 -----------
TOTAL INVESTMENTS-98.7%
(COST-$880,012,144)                              930,104,970

OTHER ASSETS & LIABILITIES-1.3%
                                                  12,585,447
                                                 -----------
NET ASSETS-100.0%                               $942,690,417
                                                 ===========
* NON-INCOME PRODUCING.

+ SECURITIES WERE ACQUIRED PURSUANT TO RULE 144A AND MAY BE RESTRICTED FOR
  RESALE.

  SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
FOUNDERS GOVERNMENT SECURITIES FUND

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                                   Lehman Bros.
                     Founders          U.S.        Lipper U.S.
                    Government       Treasury      Government     Consumer
                   Securities        Composite        Fund         Price
                      Fund             Index         Index         Index
                   -----------     ------------    ----------    ---------
03/01/88 .....       $10,000          $10,000        $10,000      $10,000
12/30/88 .....       $10,328          $10,353        $10,534      $10,343
12/29/89 .....       $11,703          $11,839        $11,455      $10,823
12/31/90 .....       $12,222          $12,858        $12,338      $11,483
12/31/91 .....       $14,039          $14,833        $13,038      $11,836
12/31/92 .....       $14,785          $15,905        $13,475      $12,178
12/31/93 .....       $16,159          $17,613        $13,835      $12,513
12/30/94 .....       $14,948          $17,010        $14,344      $12,847
12/29/95 .....       $16,610          $20,131        $15,123      $13,173
12/31/96 .....       $16,999          $20,690        $15,854      $13,612
12/31/97 .....       $18,339          $22,648        $16,536      $13,843

                           AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1997*

       1 Year               5 Years                 Since Inception
       ------               -------                 ---------------
        7.88%                 4.40%                      6.36%

*PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.
--------------------------------------------------------------------------------

                               MANAGEMENT OVERVIEW

             A DISCUSSION WITH FIXED-INCOME MANAGER MARGARET DANUSER

HOW DID THE FUND DO IN 1997?

We're pleased with its total return of 7.88% for the one-year period ended December 31, 1997.

WHAT HAPPENED IN THE BOND MARKET DURING THE YEAR?

We're always keeping an eye on the Federal Reserve since its moves influence fixed-income securities so strongly. Early in 1997, it seemed likely the Fed would tighten interest rates. But later on the Asian crisis progressed and all indications were the Fed would stay on hold or possibly even ease interest rates. From what we can tell, the Fed seemed to be weighing the impact Asia may have on domestic earnings. At the end of the year, U.S. economic indicators still seemed strong and we saw low inflation and strong employment.

HOW DID THIS INFLUENCE THE FUND'S RETURN?

The bond market really benefited from the combination of the Asian crisis and U.S. domestic strength with low inflation. The stock market's performance is definitely colored now by the events in Asia. As a result, Treasuries are seen as providing the last bastion against chaos and have become more attractive to investors.

HOW IS THE PORTFOLIO POSITIONED?

As we looked for value on the yield curve, we lengthened the duration of bonds held in the portfolio. Longer maturities did very well for the Fund.

/s/ MARGARET DANUSER
    Fixed-Income Manager

--------------------------------------------------------------------------------

FOUNDERS GOVERNMENT
SECURITIES FUND
STATEMENT OF INVESTMENTS
DECEMBER 31, 1997

PRINCIPAL AMOUNT                              MARKET VALUE
----------------                              ------------
U.S. GOVERNMENT SECURITIES-91.4%
FNMA POOLS-7.3%
$ 952,991 Federal National Mortgage
         Association 7.00%
         Due 03/01/12
         Pool #373543                           $  967,305
                                                ----------
U.S. AGENCIES-15.6%
$1,000,000 Federal National Mortgage Association
         6.70%
         Due 08/10/01                           $1,012,775
1,025,000 Federal Farm Credit
         Bank 6.55%
         Due 08/19/03                            1,051,497
                                                ----------
                                                 2,064,272
                                                ----------
U.S. TREASURY BONDS-10.3%
1,300,000 U.S. Treasury Bond 6.375%
         Due 08/15/27                            1,370,688
                                                ----------
U.S. TREASURY NOTES-58.2%
3,250,000 U.S. Treasury Note 6.25%
         Due 02/15/07                            3,354,611
2,250,000 U.S. Treasury Note 6.50%
         Due 10/15/06                            2,356,173
1,000,000 U.S. Treasury Note 12.00%
         Due 08/15/13                            1,475,000
  500,000 U.S. Treasury Note 6.875%
         Due 05/15/06                              535,157
                                                ----------
                                                 7,720,941
                                                ----------
TOTAL U.S. GOVERNMENT SECURITIES
(COST-$11,792,388)
                                                12,123,206
                                                ----------
CORPORATE SHORT-TERM NOTES-3.0%
  400,000 American Express Credit
         Corporation 6.55%
         01/02/98                                  399,927
                                                ----------
TOTAL CORPORATE
SHORT-TERM NOTES
(AMORTIZED COST-$399,927)                          399,927
                                                ----------
TOTAL INVESTMENTS-94.4%
(COST-$12,192,315)                              12,523,133
OTHER ASSETS &
LIABILITIES-5.6%                                   735,706
                                                ----------
NET ASSETS-100.0%                              $13,258,839
                                                ==========

SEE NOTES TO FINANCIAL STATEMENTS.

FOUNDERS MONEY MARKET FUND

PRINCIPAL AMOUNT                              AMORTIZED COST
----------------                              --------------
CORPORATE SHORT-TERM NOTES-88.7%
CAPTIVE FINANCE
AUTOMOTIVE-3.9%
$3,000,000 Ford Motor Credit Company
         6.00% 01/06/98                         $2,997,500
1,100,000 Ford Motor Credit Corporation
         6.15% 01/06/98                         1,099,060
                                                ---------
                                                4,096,560
                                                ---------
CAPTIVE FINANCE
DIVERSIFIED-4.4%
4,700,000 G.E. Capital Services
         5.55% 01/13/98                         4,691,305
                                                ---------
CAPTIVE FINANCE
INSURANCE-4.2%
4,500,000 Prudential Funding Corporation
         5.60% 01/07/98                         4,495,800
                                                ---------
CAPTIVE FINANCE
PHARMACEUTICALS-2.5%
2,667,000 Novartis Finance
         Corporation
         5.95% 01/23/98                         2,657,303
                                                ---------
CAPTIVE FINANCE
TELECOMMUNICATIONS-2.9%
3,033,000 Bell Atlantic Financial Services
         5.85% 01/27/98                         3,020,186
                                                ---------
CAPTIVE FINANCE
UTILITIES-8.7%
4,300,000 National Rural Utilities
         5.51% 02/03/98                         4,278,282
2,000,000 Progress Capital Holdings
         5.83% 01/14/98                         1,995,789
3,000,000 Progress Capital Holdings
         5.91% 01/16/98                         2,992,613
                                                ---------
                                                9,266,684
                                                ---------
CHEMICALS-4.8%
$3,500,000 Akzo Nobel, Inc.
         5.57% 03/04/98                         $3,466,425
1,600,000 Nalco Chemical Company
         5.70% 03/09/98                          1,583,027
                                                ----------
                                                 5,049,452
                                                ----------
COMPUTER EQUIPMENT-4.2%
4,500,000 Hewlett-Packard Company
         5.72% 01/05/98                          4,497,140
                                                ----------
ELECTRONICS-3.3%
3,500,000 Toshiba America, Inc.
         5.55% 01/08/98                          3,496,223
                                                ----------
ENTERTAINMENT-4.1%
4,300,000 The Walt Disney Company
         5.88% 01/09/98                          4,294,381
                                                ----------
FINANCIAL SERVICES-22.2%
4,800,000 American Express Credit Corporation
         5.90% 01/21//98                         4,784,267
5,000,000 American Family Financial Services
         5.85% 01/29/98                          4,977,250
5,000,000 Associates Corporation NA
         5.80% 01/20/98                          4,984,694
5,400,000 Household Finance Corporation
         6.00% 01/02/98                          5,399,100
1,300,000 Merrill Lynch & Company,
         Inc. 5.85% 01/08/98                     1,298,521
2,100,000 Merrill Lynch & Company,
         Inc. 5.58% 03/27/98                     2,072,333
                                                ----------
                                                23,516,165
                                                ----------
64

                                                        STATEMENT OF INVESTMENTS
                                                               DECEMBER 31, 1997

PRINCIPAL AMOUNT                              AMORTIZED COST
----------------                              --------------
FOOD & BEVERAGE-4.7%
$5,000,000 H.J. Heinz Company
         5.60% 02/23/98                         $4,958,778
                                                ---------
INSURANCE-6.9%
4,900,000 General RE Corporation
         5.77% 02/20/98                         4,860,732
2,500,000 MetLife Funding, Inc.
         5.75% 02/03/98                         2,486,823
                                                ---------
                                                7,347,555
                                                ---------
INVESTMENT COMPANIES-5.1%
5,400,000 Ciesco LP
         5.80% 01/15/98                         5,387,820
                                                ---------
TELECOMMUNICATION SERVICES-5.9%
4,400,000 AT&T Corporation
         5.90% 01/12/98                         4,392,068
1,900,000 Bellsouth Telephone, Inc.
         5.70% 02/04/98                         1,889,772
                                                ---------
                                                6,281,840
                                                ---------
UTILITIES-0.9%
1,000,000 Georgia Power Company 5.90% 01/15/98    997,705
                                                ---------
TOTAL CORPORATE
SHORT-TERM NOTES
(AMORTIZED COST-
$94,054,897)                                    94,054,897
                                                ---------
U.S. AGENCIES-10.9%
$5,300,000 Federal National Mortgage Association
         Discount Note
         5.50% 01/29/98                         $ 5,277,327
6,300,000 Federal Home Loan Mortgage
         Corporation Discount Note
         5.64% 02/13/98                           6,257,558
                                                -----------
TOTAL U.S. AGENCIES
(AMORTIZED COST-$11,534,885)                     11,534,885
                                                -----------
TOTAL INVESTMENTS-99.6%
(AMORTIZED COST-
$105,589,782)                                   105,589,782
OTHER ASSETS &
LIABILITIES-0.4%                                    482,990
                                                -----------
NET ASSETS-100.0%                              $106,072,772
                                                ===========

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES

                                                                                                  INTERNATIONAL
DECEMBER 31, 1997                       DISCOVERY      PASSPORT      FRONTIER        SPECIAL         EQUITY
(In Thousands)                            FUND           FUND          FUND            FUND           FUND
                                        ---------      --------      --------        --------     -------------
ASSETS
Investment securities, at market
  (cost $196,425, $100,755, $182,971,
  $264,863, $14,938, $257,041,
  $1,575,168, $486,695, $880,812,
  $12,192, $105,590, respectively)...   $246,328       $122,431      $230,311        $319,257        $16,096
Cash.................................        774            361             0           1,122             52
Foreign currency (cost $385, $380,
  $34, $1,156, $85, $81
  respectively)......................          0            384             0             379             34
Receivables:
  Investment securities sold.........      2,981            193         1,793             167            157
  Capital shares sold................      1,935            294           431             339             94
  Dividends and interest.............          8            146            24              66             10
Other assets.........................          1              2             1               1              7
                                        ---------      --------      --------        --------     -------------
    Total Assets.....................    252,027        123,811       232,560         321,331         16,450
                                        ---------      --------      --------        --------     -------------
LIABILITIES
Bank overdraft.......................          0              0         6,008               0            157
Payables:
  Investment securities purchased....      3,078             72         3,157             373            532
  Capital shares redeemed............      2,401            940         1,033             464              4
  Advisory fee.......................        206            109           190             208             13
  Shareholder servicing fees.........         28              9            32              37              3
  Accounting fees....................          5              3             4               7              1
  Other..............................         28             32            32              56              0
  Dividends..........................          0              0             0               0              0
                                        ---------      --------      --------        --------     -------------
    Total Liabilities................      5,746          1,165        10,456           1,145            710
                                        ---------      --------      --------        --------     -------------
Net Assets...........................   $246,281       $122,646      $222,104        $320,186        $15,740
                                        =========      ========      ========        ========     =============
Capital shares:
  Authorized (Par value $0.01 per
    share)...........................    100,000        100,000       100,000         180,000        100,000
                                        =========      ========      ========        ========     =============
  Outstanding........................     10,501          8,993         7,934          41,495          1,306
                                        =========      ========      ========        ========     =============
Net Asset Value, Offering and
  Redemption Price Per Share.........     $23.45         $13.64        $27.99           $7.72         $12.05
                                        =========      ========      ========        ========     =============

SEE NOTES TO FINANCIAL STATEMENTS.

                                            WORLDWIDE                                              GOVERNMENT      MONEY
                                             GROWTH        GROWTH       BLUE CHIP     BALANCED     SECURITIES      MARKET
                                              FUND          FUND          FUND          FUND          FUND          FUND
                                            ---------     ---------     ---------     --------     ----------     --------
ASSETS
Investment securities, at market
  (cost $196,425, $100,755, $182,971,
  $264,863, $14,938, $257,041,
  $1,575,168, $486,695, $880,812,
  $12,192, $105,590, respectively)...       $306,615      $1,775,607    $538,839      $930,105      $ 12,523      $105,590
Cash.................................          1,134          4,593        1,382         3,046            28            97
Foreign currency (cost $385, $380,
  $34, $1,156, $85, $81
  respectively)......................          1,146              0           80           126             0             0
Receivables:
  Investment securities sold.........          1,683          2,695       16,753        21,365             0             0
  Capital shares sold................          2,899         10,306          961         7,430           552         1,273
  Dividends and interest.............            204          1,547        3,034         6,858           246             0
Other assets.........................              1              2            1             1             0             1
                                            ---------     ---------     ---------     --------     ----------     --------
    Total Assets.....................        313,682      1,794,750      561,050       968,931        13,349       106,961
                                            ---------     ---------     ---------     --------     ----------     --------
LIABILITIES
Bank overdraft.......................          1,683              0            0             0             0             0
Payables:
  Investment securities purchased....          1,689         28,921       16,756        23,881             0             0
  Capital shares redeemed............          1,112          6,873          686         1,556            27           357
  Advisory fee.......................            253            996          286           467             7            47
  Shareholder servicing fees.........             23             63           45            17             3            17
  Accounting fees....................              6             36           11            20             0             2
  Other..............................             39            412           98           300             6            10
  Dividends..........................              0              0            0             0            47           455
                                            ---------     ---------     ---------     --------     ----------     --------
    Total Liabilities................          4,805         37,301       17,882        26,241            90           888
                                            ---------     ---------     ---------     --------     ----------     --------
Net Assets...........................       $308,877      $1,757,449    $543,168      $942,690       $13,259      $106,073
                                            =========     =========     =========     ========     ==========     ========
Capital shares:
  Authorized (Par value $0.01 per
    share)...........................        100,000        400,000      400,000       500,000        20,000      1,000,000
                                            =========     =========     =========     ========     ==========     ========
  Outstanding........................         14,633        101,702       78,442        83,084         1,429       106,073
                                            =========     =========     =========     ========     ==========     ========
Net Asset Value, Offering and
  Redemption Price Per Share.........         $21.11         $17.28        $6.92        $11.35         $9.28         $1.00
                                            =========     =========     =========     ========     ==========     ========

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED
DECEMBER 31, 1997
(In Thousands)

                                                                                             INTERNATIONAL
                                        DISCOVERY     PASSPORT     FRONTIER     SPECIAL         EQUITY
                                          FUND          FUND         FUND         FUND           FUND
                                        ---------     --------     --------     --------     -------------
INVESTMENT INCOME
Income:
  Dividends..........................   $    483      $  2,006     $    712     $  1,438        $   145
  Interest...........................      1,891         1,299          954        2,861            101
  Foreign taxes withheld.............         (3)         (174)         (48)         (98)           (13)
                                        ---------     --------     --------     --------     -------------
    Total Investment Income..........      2,371         3,131        1,618        4,201            233
                                        ---------     --------     --------     --------     -------------
Expenses:
  Advisory fees......................      2,427         1,808        2,547        2,577            142
  Shareholder servicing fees.........        338           126          410          454             31
  Accounting fees....................         60            45           64           83              3
  Distribution fees..................        611           452          644          840             36
  Transfer agency expenses...........         79            33           91          102             11
  Registration fees..................         35            68           30           28             16
  Postage and mailing expenses.......         30            11           37           41              4
  Custodian fees and expenses........         26           151           37           83             34
  Printing expenses..................         82            33           96          108              8
  Legal and audit fees...............         18            14           19           25              2
  Directors' fees and expenses.......         14            11           16           20              1
  Organization expenses..............          0             2            0            0              0
  Other expenses.....................         48            42           38           71              5
                                        ---------     --------     --------     --------     -------------
    Total Expenses...................      3,768         2,796        4,029        4,432            293
    Earnings Credits.................        (60)          (31)         (59)         (68)            (7)
    Reimbursed Expenses..............          0             0            0            0            (23)
                                        ---------     --------     --------     --------     -------------
    Net Expenses.....................      3,708         2,765        3,970        4,364            263
                                        ---------     --------     --------     --------     -------------
  Net Investment Income (Loss).......     (1,337)          366       (2,352)        (163)           (30)
                                        ---------     --------     --------     --------     -------------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS AND FOREIGN CURRENCY
 TRANSACTIONS
Net Realized Gain (Loss) from
  Security Transactions:
  Proceeds from long-term securities
    sold.............................    215,724       112,980      263,884      391,710         20,091
  Proceeds from long-term U.S.
    Government Obligations...........          0             0            0            0              0
  Cost of securities sold............    189,589       110,125      216,978      347,509         18,323
                                        ---------     --------     --------     --------     -------------
Net Realized Gain (Loss) from
  Security Transactions..............     26,135         2,855       46,906       44,201          1,768
Net Realized Gain from Options.......          0             0            0            0              0
Net Realized Gain (Loss) from Foreign
  Currency Transactions..............          0          (144)          (6)        (131)            (8)
Net Change in Unrealized
  Appreciation/Depreciation..........        243         1,747      (34,125)       4,371            169
                                        ---------     --------     --------     --------     -------------
    Net Realized and Unrealized Gain
    on Investments and Foreign
    Currency Transactions............     26,378         4,458       12,775       48,441          1,929
                                        ---------     --------     --------     --------     -------------
Net Increase in Net Assets Resulting
  from Operations....................   $ 25,041      $  4,824     $ 10,423     $ 48,278        $ 1,899
                                        =========     ========     ========     ========     =============
Purchases of long-term securities....   $188,265      $ 78,565     $130,321     $309,712        $23,214
                                        =========     ========     ========     ========     =============
Purchases of long-term U.S.
  Government Obligations.............   $      0      $      0     $      0     $      0        $     0
                                        =========     ========     ========     ========     =============

SEE NOTES TO FINANCIAL STATEMENTS.

                                         WORLDWIDE                                               GOVERNMENT     MONEY
                                          GROWTH        GROWTH       BLUE CHIP     BALANCED      SECURITIES     MARKET
                                           FUND          FUND          FUND          FUND           FUND         FUND
                                         ---------     ---------     ---------     ---------     ----------     ------
INVESTMENT INCOME
Income:
  Dividends..........................    $  3,890      $  13,565     $   9,474     $   9,438      $      0      $   0
  Interest...........................       1,909         10,018         6,878        19,328           867      6,823
  Foreign taxes withheld.............        (354)          (165)         (302)         (274)            0          0
                                         ---------     ---------     ---------     ---------     ----------     ------
    Total Investment Income..........       5,445         23,418        16,050        28,492           867      6,823
                                         ---------     ---------     ---------     ---------     ----------     ------
Expenses:
  Advisory fees......................       3,177         10,051         3,384         4,490            90        611
  Shareholder servicing fees.........         287            722           541           204            34        206
  Accounting fees....................          83            363           135           186             3         30
  Distribution fees..................         837          3,683         1,368         1,891            10          0
  Transfer agency expenses...........          98            401           134           309             7         36
  Registration fees..................          65            393            85           144            12         55
  Postage and mailing expenses.......          32             79            50            26             3         14
  Custodian fees and expenses........         156            157            93           123             6         11
  Printing expenses..................          74            246           135            68             8         35
  Legal and audit fees...............          34            126            44            65             4         11
  Directors' fees and expenses.......          20             91            33            45             1          8
  Organization expenses..............           0              0             0             0             0          0
  Other expenses.....................          54            200            93            90             4          7
                                         ---------     ---------     ---------     ---------     ----------     ------
    Total Expenses...................       4,917         16,512         6,095         7,641           182      1,024
    Earnings Credits.................         (70)          (227)         (113)         (120)           (7)       (28)
    Reimbursed Expenses..............           0              0             0             0             0          0
                                         ---------     ---------     ---------     ---------     ----------     ------
    Net Expenses.....................       4,847         16,285         5,982         7,521           175        996
                                         ---------     ---------     ---------     ---------     ----------     ------
  Net Investment Income (Loss).......         598          7,133        10,068        20,971           692      5,827
                                         ---------     ---------     ---------     ---------     ----------     ------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS AND FOREIGN CURRENCY
 TRANSACTIONS
Net Realized Gain (Loss) from
  Security Transactions:
  Proceeds from long-term securities
    sold.............................     299,276      2,401,168     1,170,111     1,080,450             0          0
  Proceeds from long-term U.S.
    Government Obligations...........           0              0       210,631       348,316        19,297          0
  Cost of securities sold............     257,997      2,155,862     1,294,962     1,371,488        19,254          0
                                         ---------     ---------     ---------     ---------     ----------     ------
Net Realized Gain (Loss) from
  Security Transactions..............      41,279        245,306        85,780        57,278            43          0
Net Realized Gain from Options.......           0              0           284            54             0          0
Net Realized Gain (Loss) from Foreign
  Currency Transactions..............        (327)          (110)         (389)         (263)            0          0
Net Change in Unrealized
  Appreciation/Depreciation..........      (7,643)        60,215         1,134        32,318           270          0
                                         ---------     ---------     ---------     ---------     ----------     ------
    Net Realized and Unrealized Gain
    on Investments and Foreign
    Currency Transactions............      33,309        305,411        86,809        89,387           313          0
                                         ---------     ---------     ---------     ---------     ----------     ------
Net Increase in Net Assets Resulting
  from Operations....................    $ 33,907      $ 312,544     $  96,877     $ 110,358      $  1,005     $5,827
                                         =========     =========     =========     =========     ==========     ======
Purchases of long-term securities....    $240,943     $2,705,387    $1,037,190    $1,254,920      $      0      $   0
                                         =========     =========     =========     =========     ==========     ======
Purchases of long-term U.S.
  Government Obligations.............    $      0      $       0     $ 284,265     $ 635,535      $ 19,506      $   0
                                         =========     =========     =========     =========     ==========     ======

STATEMENTS OF CHANGES IN NET ASSETS

                                              DISCOVERY                  PASSPORT                     FRONTIER
                                                 FUND                      FUND                         FUND
                                        ----------------------    ----------------------       -----------------------
                                          YEAR         YEAR         YEAR         YEAR            YEAR          YEAR
                                          ENDED        ENDED        ENDED        ENDED           ENDED         ENDED
(In Thousands)                          12/31/97     12/31/96     12/31/97     12/31/96        12/31/97      12/31/96
                                        ---------    ---------    ---------    ---------       ---------     ---------
OPERATIONS
Net Investment Income (Loss).........   $  (1,337)   $  (2,062)   $     366    $     535      $  (2,352)    $  (1,661)
Net Realized Gain (Loss) from
  Security Transactions..............      26,135       28,935        2,855        4,104         46,906        42,044
Net Realized Gain (Loss) from Foreign
  Currency Transactions..............           0           (4)        (144)        (232)            (6)          (25)
Net Change in Unrealized
  Appreciation/Depreciation..........         243       12,543        1,747       15,369        (34,125)        4,816
                                        ---------    ---------    ---------    ---------      ---------     ---------
  Net Increase in Net Assets
    Resulting from Operations........      25,041       39,412        4,824       19,776         10,423        45,174
                                        ---------    ---------    ---------    ---------      ---------     ---------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS
Net Investment Income................           0            0         (241)        (308)             0             0
Net Realized Gains from Security
  Transactions and
  Foreign Currency Transactions......     (32,226)     (18,990)      (4,261)      (1,080)       (40,788)      (30,511)
                                        ---------    ---------    ---------    ---------      ---------     ---------
  Net Decrease from Dividends and
    Distributions....................     (32,226)     (18,990)      (4,502)      (1,388)       (40,788)      (30,511)
                                        ---------    ---------    ---------    ---------      ---------     ---------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold............     222,480      239,294      127,954      214,884         79,622       130,929
Reinvested Dividends and
  Distributions......................      28,758       17,850        4,246        1,334         39,544        29,845
                                        ---------    ---------    ---------    ---------      ---------     ---------
                                          251,238      257,144      132,200      216,218        119,166       160,774
Cost of Shares Redeemed..............    (245,266)    (246,695)    (187,797)    (106,607       (217,558)     (156,296)
                                        ---------    ---------    ---------    ---------      ---------     ---------
  Net increase (decrease) from
    capital share transactions.......       5,972       10,449      (55,597)     109,611        (98,392)        4,478
                                        ---------    ---------    ---------    ---------      ---------     ---------
  Net Increase (Decrease) in Net
    Assets...........................      (1,213)      30,871      (55,275)     127,999       (128,757)       19,141
NET ASSETS
  Beginning of year..................     247,494      216,623      177,921       49,922        350,861       331,720
                                        ---------    ---------    ---------    ---------      ---------     ---------
  End of year........................   $ 246,281    $ 247,494    $ 122,646    $ 177,921      $ 222,104     $ 350,861
                                        =========    =========    =========    =========      =========     =========
Net Assets consist of:
Capital (par value and paid-in
  surplus)...........................   $ 194,640    $ 190,379    $ 101,319    $ 156,922      $ 157,275     $ 258,025
Accumulated undistributed
  (distribution in excess of)
  net investment income..............           0            0          (13)           0              0             0
Accumulated undistributed net
  realized gain (loss)
  from security transactions.........       1,738        7,455         (335)       1,071         17,488        11,370
Unrealized appreciation
  (depreciation) on investments
  and foreign currency
  transactions.......................      49,903       49,660       21,675       19,928        47,341        81,466
                                        ---------    ---------    ---------    ---------      ---------     ---------
  Total..............................   $ 246,281    $ 247,494    $ 122,646    $ 177,921      $ 222,104     $ 350,861
                                        =========    =========    =========    =========      =========     =========

SEE NOTES TO FINANCIAL STATEMENTS.

                                                  SPECIAL                 INTERNATIONAL               WORLDWIDE
                                                    FUND                   EQUITY FUND               GROWTH FUND
                                           ----------------------     ---------------------     ----------------------
                                             YEAR         YEAR          YEAR         YEAR         YEAR         YEAR
                                            ENDED         ENDED        ENDED        ENDED        ENDED         ENDED
                                           12/31/97     12/31/96      12/31/97     12/31/96     12/31/97     12/31/96
                                           --------     ---------     --------     --------     --------     ---------
Net Investment Income (Loss).........     $  (163)     $  (1,044)    $   (30)     $   (10)     $   598      $   1,591
Net Realized Gain (Loss) from
  Security Transactions..............      44,201         25,374       1,768           75       41,279          9,552
Net Realized Gain (Loss) from Foreign
  Currency Transactions..............        (131)          (180)         (8)         (16)        (327)          (409)
Net Change in Unrealized
  Appreciation/Depreciation..........       4,371         28,967         169          989       (7,643)        27,216
                                          --------     ---------     --------     --------     --------     ---------
  Net Increase in Net Assets
    Resulting from Operations........      48,278         53,117       1,899        1,038       33,907         37,950
                                          --------     ---------     --------     --------     --------     ---------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS
Net Investment Income................           0              0           0            0         (503)        (1,143)
Net Realized Gains from Security
  Transactions and
  Foreign Currency Transactions......     (42,213)       (20,770)     (1,945)           0      (37,829)       (11,387)
                                          --------     ---------     --------     --------     --------     ---------
  Net Decrease from Dividends and
    Distributions....................     (42,213)       (20,770)     (1,945)           0      (38,332)       (12,530)
                                          --------     ---------     --------     --------     --------     ---------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold............      49,936        120,997      12,336       11,395      120,759        220,374
Reinvested Dividends and
  Distributions......................      40,236         19,816       1,835            0       34,492         11,322
                                          --------     ---------     --------     --------     --------     ---------
                                           90,172        140,813      14,171       11,395      155,251        231,696
Cost of Shares Redeemed..............     (139,886)     (198,079)     (8,504)      (3,081)     (184,028)     (143,632)
                                          --------     ---------     --------     --------     --------     ---------
  Net increase (decrease) from
    capital share transactions.......     (49,714)       (57,266)      5,667        8,314      (28,777)        88,064
                                          --------     ---------     --------     --------     --------     ---------
  Net Increase (Decrease) in Net
    Assets...........................     (43,649)       (24,919)      5,621        9,352      (33,202)       113,484
NET ASSETS
  Beginning of year..................     363,835        388,754      10,119          767      342,079        228,595
                                          --------     ---------     --------     --------     --------     ---------
  End of year........................     $320,186     $ 363,835     $15,740      $10,119      $308,877     $ 342,079
                                          ========     =========     ========     ========     ========     =========
Net Assets consist of:
Capital (par value and paid-in
  surplus)...........................     $261,451     $ 311,172     $14,662      $ 9,081      $257,880     $ 286,659
Accumulated undistributed
  (distribution in excess of)
  net investment income..............          (7)           (48)         (1)          (2)          60              1
Accumulated undistributed net
  realized gain (loss)
  from security transactions.........       4,349          2,689         (79)          51        1,363         (1,798)
Unrealized appreciation
  (depreciation) on investments
  and foreign currency
  transactions.......................     54,393         50,022       1,158          989       49,574         57,217
                                          --------     ---------     --------     --------     --------     ---------
  Total..............................     $320,186     $ 363,835     $15,740      $10,119      $308,877     $ 342,079
                                          ========     =========     ========     ========     ========     =========

                                                 GROWTH                    BLUE CHIP
                                                  FUND                       FUND
                                        ------------------------    -----------------------
                                           YEAR          YEAR          YEAR          YEAR
                                           ENDED         ENDED         ENDED        ENDED
(In Thousands)                           12/31/97      12/31/96      12/31/97      12/31/96
                                        -----------    ---------    -----------    --------
OPERATIONS
Net Investment Income (Loss).........    $   7,133     $   1,245     $  10,068     $ 6,450
Net Realized Gain (Loss) from
  Security Transactions..............      245,306        79,708        86,064      83,776
Net Realized Gain (Loss) from Foreign
  Currency
  Transactions.......................         (110)          (70)         (389)       (202)
Net Change in Unrealized
  Appreciation/Depreciation..........       60,215        25,598         1,134       5,927
                                        -----------    ---------    -----------    --------
  Net Increase in Net Assets
    Resulting from Operations........      312,544       106,481        96,877      95,951
                                        -----------    ---------    -----------    --------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS
Net Investment Income................       (7,078)       (1,034)      (10,159)     (6,304)
Net Realized Gains from Security
  Transactions and Foreign Currency
  Transactions.......................     (234,890)      (77,512)     (101,087)    (64,011)
                                        -----------    ---------    -----------    --------
  Net Decrease from Dividends and
    Distributions....................     (241,968)      (78,546)     (111,246)    (70,315)
                                        -----------    ---------    -----------    --------
CAPITAL SHARE TRANSACTIONS
Proceeds from Shares Sold............      847,812       856,521        71,377     211,850
Reinvested Dividends and
  Distributions......................      227,189        74,765        99,124      63,797
                                        -----------    ---------    -----------    --------
                                         1,075,001       931,286       170,501     275,647
Cost of Shares Redeemed..............     (506,451)     (496,825)     (148,830)    (140,617)
                                        -----------    ---------    -----------    --------
  Net increase (decrease) from
    capital share
    transactions.....................      568,550       434,461        21,671     135,030
                                        -----------    ---------    -----------    --------
  Net Increase (Decrease) in Net
    Assets...........................      639,126       462,396         7,302     160,666
NET ASSETS
  Beginning of year..................    1,118,323       655,927       535,866     375,200
                                        -----------    ---------    -----------    --------
  End of year........................    $1,757,449    $1,118,323    $ 543,168     $535,866
                                        ===========    =========    ===========    ========
Net Assets consist of:
Capital (par value and paid-in
  surplus)...........................    $1,544,408    $ 975,859     $ 487,653     $465,983
Accumulated undistributed
  (distribution in excess of)
  net investment income..............            0           227           145         (13)
Accumulated undistributed net
  realized gain (loss)
  from security transactions.........       12,603         2,014         3,226      18,886
Unrealized appreciation
  (depreciation) on investments
  and foreign currency tranactions...      200,438       140,223        52,144      51,010
                                        -----------    ---------    -----------    --------
  Total..............................   $1,757,449     $1,118,323    $ 543,168     $535,866
                                        ===========    =========    ===========    ========

SEE NOTES TO FINANCIAL STATEMENTS.

                                                BALANCED                    GOVERNMENT                   MONEY MARKET
                                                  FUND                   SECURITIES FUND                     FUND
                                        ------------------------     ------------------------     --------------------------
                                           YEAR           YEAR          YEAR           YEAR          YEAR            YEAR
                                           ENDED         ENDED          ENDED         ENDED          ENDED          ENDED
                                         12/31/97       12/31/96      12/31/97       12/31/96      12/31/97        12/31/96
                                        -----------     --------     -----------     --------     -----------     ----------
OPERATIONS
Net Investment Income (Loss).........    $  20,971      $ 7,398        $   692       $   909       $   5,827       $  6,938
Net Realized Gain (Loss) from
  Security Transactions..............       57,332       24,365             43           (97)              0              0
Net Realized Gain (Loss) from Foreign
  Currency
  Transactions.......................         (263)        (101)             0             0               0              0
Net Change in Unrealized
  Appreciation/Depreciation..........       32,318        7,811            270          (459)              0              0
                                        -----------     --------     -----------     --------     -----------     ----------
  Net Increase in Net Assets
    Resulting from Operations........      110,358       39,473          1,005           353           5,827          6,938
                                        -----------     --------     -----------     --------     -----------     ----------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS
Net Investment Income................      (21,476)      (7,112)          (692)         (904)         (5,856)        (6,913)
Net Realized Gains from Security
  Transactions and Foreign Currency
  Transactions.......................      (59,093)     (16,854)             0             0               0              0
                                        -----------     --------     -----------     --------     -----------     ----------
  Net Decrease from Dividends and
    Distributions....................      (80,569)     (23,966)          (692)         (904)         (5,856)        (6,913)
                                        -----------     --------     -----------     --------     -----------     ----------
CAPITAL SHARE TRANSACTIONS
Proceeds from Shares Sold............      697,431      323,317          7,807        17,018         258,171        440,366
Reinvested Dividends and
  Distributions......................       78,264       22,653            636           823           5,405          6,354
                                        -----------     --------     -----------     --------     -----------     ----------
                                           775,695      345,970          8,443        17,841         263,576        446,720
Cost of Shares Redeemed..............     (257,690)     (96,927)       (10,687)      (22,363)       (267,340)      (462,525)
                                        -----------     --------     -----------     --------     -----------     ----------
  Net increase (decrease) from
    capital share transactions.......      518,005      249,043         (2,244)       (4,522)         (3,764)       (15,805)
                                        -----------     --------     -----------     --------     -----------     ----------
  Net Increase (Decrease) in Net
    Assets...........................      547,794      264,550         (1,931)       (5,073)         (3,793)       (15,780)
NET ASSETS
  Beginning of year..................      394,896      130,346         15,190        20,263         109,866        125,646
                                        -----------     --------     -----------     --------     -----------     ----------
  End of year........................    $ 942,690      $394,896       $13,259       $15,190       $ 106,073       $109,866
                                        ===========     ========     ===========     ========     ===========     ==========
Net Assets consist of:
Capital (par value and paid-in
  surplus)...........................    $ 887,526      $369,513       $16,201       $18,446       $ 106,071       $109,829
Accumulated undistributed
  (distribution in excess of)
  net investment income..............           23          186              5             5               2             37
Accumulated undistributed net
  realized gain (loss)
  from security transactions.........        5,048        7,422         (3,278)       (3,322)              0              0
Unrealized appreciation
  (depreciation) on investments
  and foreign currency tranactions...       50,093       17,775            331            61               0              0
                                        -----------     --------     -----------     --------     -----------     ----------
  Total..............................    $ 942,690      $394,896       $13,259       $15,190       $ 106,073       $109,866
                                        ===========     ========     ===========     ========     ===========     ==========

FINANCIAL HIGHLIGHTS

Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each period.

                                             INCOME FROM INVESTMENT OPERATIONS
                                           --------------------------------------    LESS DIVIDENDS AND
                                                        NET REALIZED                    DISTRIBUTIONS
                                              NET       & UNREALIZED                ---------------------
                                  NAV      INVESTMENT   GAIN/(LOSS)    TOTAL FROM    FROM NET    FROM NET
                               BEGINNING   INCOME OR         ON        INVESTMENT   INVESTMENT   REALIZED
                               OF PERIOD     (LOSS)      SECURITIES    OPERATIONS     INCOME      GAINS
                               ---------   --------------------------------------   ---------------------
DISCOVERY FUND
Year ended 12/31/97...........  $ 24.22        0.07          2.69          2.76         0.00       (3.53)
Year ended 12/31/96...........    21.70       (0.20)         4.72          4.52         0.00       (2.00)
Year ended 12/31/95...........    19.88       (0.12)         6.29          6.17         0.00       (4.35)
Year ended 12/31/94...........    21.55       (0.12)        (1.55)        (1.67)        0.00        0.00
Year ended 12/31/93...........    19.93       (0.15)         2.29          2.14         0.00       (0.52)

PASSPORT FUND
Year ended 12/31/97...........  $ 13.91        0.02          0.22          0.24        (0.03)      (0.48)
Year ended 12/31/96...........    11.68        0.04          2.30          2.34        (0.02)      (0.09)
Year ended 12/31/95...........     9.42        0.04          2.26          2.30        (0.04)       0.00
Year ended 12/31/94...........    10.53        0.02         (1.11)        (1.09)       (0.02)       0.00
11/16/93 (inception) to
  12/31/93....................    10.00        0.00          0.53          0.53         0.00        0.00

FRONTIER FUND
Year ended 12/31/97...........  $ 32.34       (0.15)         1.90          1.75         0.00       (6.10)
Year ended 12/31/96...........    31.08       (0.15)         4.46          4.31         0.00       (3.05)
Year ended 12/31/95...........    26.50       (0.02)         9.76          9.74         0.00       (5.16)
Year ended 12/31/94...........    27.94       (0.07)        (0.72)        (0.79)        0.00       (0.65)
Year ended 12/31/93...........    25.03       (0.12)         4.23          4.11         0.00       (1.20)

SPECIAL FUND
Year ended 12/31/97...........    $7.66        0.01          1.21          1.22         0.00       (1.16)
Year ended 12/31/96...........     7.05       (0.02)         1.09          1.07         0.00       (0.46)
Year ended 12/31/95...........     7.01        0.00          1.79          1.79         0.00       (1.75)
Year ended 12/31/94...........     7.67       (0.02)        (0.36)        (0.38)        0.00       (0.28)
Year ended 12/31/93...........     7.76       (0.01)         1.25          1.24         0.00       (1.33)

INTERNATIONAL EQUITY FUND
Year ended 12/31/97...........  $ 11.86       (0.01)         1.89          1.88         0.00       (1.69)
Year ended 12/31/96...........    10.00       (0.01)         1.87          1.86         0.00        0.00
12/29/95 (inception) to
  12/31/95....................    10.00        0.00          0.00          0.00         0.00        0.00

WORLDWIDE GROWTH FUND
Year ended 12/31/97...........  $ 21.79        0.02          2.22          2.24        (0.04)      (2.88)
Year ended 12/31/96...........    19.87        0.10          2.64          2.74        (0.07)      (0.75)
Year ended 12/31/95...........    17.09        0.09          3.43          3.52        (0.09)      (0.65)
Year ended 12/31/94...........    17.94       (0.02)        (0.37)        (0.39)        0.00       (0.46)
Year ended 12/31/93...........    14.13       (0.02)         4.24          4.22         0.00       (0.41)

* The average commission per share is calculated by taking agency commissions paid on equity securities trades and dividing by the number of shares traded. This is a new requirement under revised SEC regulations.

# Net Expenses include the custodial credits shown as Earnings credits on the Statements of Operations. These credits are earned on uninvested cash held at the custodian. Gross Expenses are grossed up by the earned credits as required by the SEC.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                          TOTAL RETURN/RATIOS
                                                                --------------------------------------
                                                                          NET ASSETS,         NET
                                                     NAV                     END OF         EXPENSES
                                   TOTAL             END        TOTAL        PERIOD        TO AVERAGE
                                DISTRIBUTIONS     OF PERIOD     RETURN     (THOUSANDS)     NET ASSETS#
                                -------------     ---------     ------     -----------     -----------
DISCOVERY FUND
Year ended 12/31/97...........     (3.53)         $ 23.45       12.0%       $246,281         1.52%
Year ended 12/31/96...........     (2.00)           24.22       21.2%        247,494         1.58%
Year ended 12/31/95...........     (4.35)           21.70       31.3%        216,623         1.58%
Year ended 12/31/94...........      0.00            19.88       (7.8%)       185,310         1.67%
Year ended 12/31/93...........     (0.52)           21.55       10.8%        226,069         1.65%

PASSPORT FUND
Year ended 12/31/97...........     (0.51)         $ 13.64        1.7%       $122,646         1.53%
Year ended 12/31/96...........     (0.11)           13.91       20.1%        177,921         1.57%
Year ended 12/31/95...........     (0.04)           11.68       24.4%         49,922         1.76%
Year ended 12/31/94...........     (0.02)            9.42      (10.4%)        16,443         1.88%
11/16/93 (inception) to
  12/31/93....................      0.00            10.53        5.3%         18,567         1.70%**

FRONTIER FUND
Year ended 12/31/97...........     (6.10)         $ 27.99        6.2%       $222,104         1.54%
Year ended 12/31/96...........     (3.05)           32.34       14.3%        350,861         1.52%
Year ended 12/31/95...........     (5.16)           31.08       37.0%        331,720         1.53%
Year ended 12/31/94...........     (0.65)           26.50       (2.8%)       247,113         1.62%
Year ended 12/31/93...........     (1.20)           27.94       16.5%        254,248         1.66%

SPECIAL FUND
Year ended 12/31/97...........     (1.16)           $7.72       16.4%       $320,186         1.30%
Year ended 12/31/96...........     (0.46)            7.66       15.3%        363,835         1.34%
Year ended 12/31/95...........     (1.75)            7.05       25.7%        388,754         1.29%
Year ended 12/31/94...........     (0.28)            7.01       (4.9%)       299,190         1.36%
Year ended 12/31/93...........     (1.33)            7.67       16.0%        432,710         1.33%

INTERNATIONAL EQUITY FUND
Year ended 12/31/97...........     (1.69)         $ 12.05       16.1%        $15,740         1.85%+
Year ended 12/31/96...........      0.00            11.86       18.6%         10,119         1.94%+
12/29/95 (inception) to
  12/31/95....................      0.00            10.00        0.0%            767           n/a

WORLDWIDE GROWTH FUND
Year ended 12/31/97...........     (2.92)         $ 21.11       10.6%       $308,877         1.45%
Year ended 12/31/96...........     (0.82)           21.79       14.0%        342,079         1.53%
Year ended 12/31/95...........     (0.74)           19.87       20.6%        228,595         1.56%
Year ended 12/31/94...........     (0.46)           17.09       (2.2%)       104,044         1.66%
Year ended 12/31/93...........     (0.41)           17.94       29.9%         85,214         1.80%

                                                    TOTAL RETURN/RATIOS
                                   -------------------------------------------------------
                                     GROSS        NET INVESTMENT
                                    EXPENSES       INCOME/(LOSS)     PORTFOLIO   AVERAGE
                                   TO AVERAGE        TO AVERAGE      TURNOVER     COMM.
                                   NET ASSETS#       NET ASSETS        RATE     PER SHARE*
                                   -----------       ----------        ----     ----------
DISCOVERY FUND
Year ended 12/31/97...........       1.54%             (0.55%)          90%      0.0486
Year ended 12/31/96...........       1.59%             (0.85%)         106%      0.0566
Year ended 12/31/95...........       1.63%             (0.60%)         118%         n/a
Year ended 12/31/94...........         n/a             (0.62%)          72%         n/a
Year ended 12/31/93...........         n/a             (0.97%)          99%         n/a

PASSPORT FUND
Year ended 12/31/97...........       1.55%              0.20%           51%      0.0103
Year ended 12/31/96...........       1.59%              0.40%           58%      0.0147
Year ended 12/31/95...........       1.84%              0.60%           37%         n/a
Year ended 12/31/94...........         n/a              0.12%           78%         n/a
11/16/93 (inception) to
  12/31/93....................         n/a              0.18%**          6%         n/a

FRONTIER FUND
Year ended 12/31/97...........       1.57%             (0.91%)          54%      0.0527
Year ended 12/31/96...........       1.53%             (0.47%)          85%      0.0567
Year ended 12/31/95...........       1.57%             (0.07%)          92%         n/a
Year ended 12/31/94...........         n/a             (0.25%)          72%         n/a
Year ended 12/31/93...........         n/a             (0.75%)         109%         n/a

SPECIAL FUND
Year ended 12/31/97...........       1.32%             (0.05%)         110%      0.0555
Year ended 12/31/96...........       1.36%             (0.28%)         186%      0.0417
Year ended 12/31/95...........       1.35%              0.00%          263%         n/a
Year ended 12/31/94...........         n/a             (0.27%)         272%         n/a
Year ended 12/31/93...........         n/a             (0.14%)         285%         n/a

INTERNATIONAL EQUITY FUND
Year ended 12/31/97...........       1.89%+            (0.21%)+        164%      0.0145
Year ended 12/31/96...........       2.00%+            (0.15%)+         71%      0.0189
12/29/95 (inception) to
  12/31/95....................         n/a                n/a           n/a         n/a

WORLDWIDE GROWTH FUND
Year ended 12/31/97...........       1.47%              0.18%           82%      0.0277
Year ended 12/31/96...........       1.55%              0.50%           72%      0.0247
Year ended 12/31/95...........       1.65%              0.61%           54%         n/a
Year ended 12/31/94...........         n/a             (0.14%)          87%         n/a
Year ended 12/31/93...........         n/a             (0.19%)         117%         n/a

+ Certain fees were waived by the management company. Had these fees not been waived, the net expense ratios would have been 2.01% (1997) and 2.46% (1996) and the gross expense ratios would have been 2.05% (1997) and 2.52% (1996) for International Equity Fund. The net investment income ratios would have been (0.37%) (1997) and (0.67%) (1996).

n/a Disclosure not applicable or not required in prior periods.

**  Annualized.

Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each period.

                                             INCOME FROM INVESTMENT OPERATIONS
                                           --------------------------------------    LESS DIVIDENDS AND
                                                        NET REALIZED                    DISTRIBUTIONS
                                              NET       & UNREALIZED                ---------------------
                                  NAV      INVESTMENT   GAIN/(LOSS)    TOTAL FROM    FROM NET    FROM NET
                               BEGINNING   INCOME OR         ON        INVESTMENT   INVESTMENT   REALIZED
                               OF PERIOD     (LOSS)      SECURITIES    OPERATIONS     INCOME      GAINS
                               ---------   --------------------------------------   ---------------------
GROWTH FUND
Year ended 12/31/97...........  $ 15.87        0.07          4.09          4.16        (0.07)      (2.68)
Year ended 12/31/96...........    14.77        0.02          2.40          2.42        (0.02)      (1.30)
Year ended 12/31/95...........    11.63        0.02          5.27          5.29        (0.02)      (2.13)
Year ended 12/31/94...........    12.38       (0.02)        (0.39)        (0.41)        0.00       (0.34)
Year ended 12/31/93...........    10.54       (0.01)         2.70          2.69         0.00       (0.85)

BLUE CHIP FUND
Year ended 12/31/97...........    $7.23        0.13          1.25          1.38        (0.13)      (1.56)
Year ended 12/31/96...........     6.69        0.09          1.52          1.61        (0.09)      (0.98)
Year ended 12/31/95...........     6.16        0.09          1.70          1.79        (0.09)      (1.17)
Year ended 12/31/94...........     6.49        0.06         (0.02)         0.04        (0.06)      (0.31)
Year ended 12/31/93...........     6.91        0.04          0.96          1.00        (0.04)      (1.38)

BALANCED FUND
Year ended 12/31/97...........  $ 10.61        0.29          1.48          1.77        (0.30)      (0.73)
Year ended 12/31/96...........     9.58        0.28          1.50          1.78        (0.27)      (0.48)
Year ended 12/31/95...........     8.56        0.28          2.21          2.49        (0.28)      (1.19)
Year ended 12/31/94...........     8.93        0.20         (0.37)        (0.17)       (0.20)       0.00
Year ended 12/31/93...........     8.30        0.22          1.58          1.80        (0.21)      (0.96)

GOVERNMENT SECURITIES FUND
Year ended 12/31/97...........    $9.04        0.45          0.24          0.69        (0.45)       0.00
Year ended 12/31/96...........     9.29        0.46+        (0.25)+        0.21        (0.46)       0.00
Year ended 12/31/95...........     8.78        0.45          0.51          0.96        (0.45)       0.00
Year ended 12/31/94...........    10.02        0.52         (1.26)        (0.74)       (0.50)       0.00
Year ended 12/31/93...........    10.19        0.46          0.47          0.93        (0.46)      (0.64)

MONEY MARKET FUND
Year ended 12/31/97...........    $1.00        0.05          0.00          0.05        (0.05)       0.00
Year ended 12/31/96...........     1.00        0.05          0.00          0.05        (0.05)       0.00
Year ended 12/31/95...........     1.00        0.05          0.00          0.05        (0.05)       0.00
Year ended 12/31/94...........     1.00        0.03          0.00          0.03        (0.03)       0.00
Year ended 12/31/93...........     1.00        0.02          0.00          0.02        (0.02)       0.00

* The average commission per share is calculated by taking agency commissions paid on equity securities trades and dividing by the number of shares traded. This is a new requirement under revised SEC regulations.

# Net Expenses include the custodial credits shown as Earnings credits on the Statements of Operations. These credits are earned on uninvested cash held at the custodian. Gross Expenses are grossed up by the earned credits as required by the SEC.

+   Restated.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                 TOTAL RETURN/RATIOS
                                                    --------------------------------------------------------------------------------
                                                            NET ASSETS,      NET         GROSS    NET INVESTMENT
                                            NAV               END OF      EXPENSES     EXPENSES   INCOME/(LOSS)  PORTFOLIO  AVERAGE
                              TOTAL         END     TOTAL     PERIOD     TO AVERAGE   TO AVERAGE    TO AVERAGE   TURNOVER    COMM.
                          DISTRIBUTIONS  OF PERIOD  RETURN  (THOUSANDS)  NET ASSETS#  NET ASSETS#   NET ASSETS     RATE   PER SHARE*
                          -------------  ---------  ------  -----------  -----------  -----------   ----------     ----   ----------
GROWTH FUND
Year ended 12/31/97.......    (2.75)      $ 17.28    26.6%  $1,757,449      1.10%        1.12%         0.48%       189%     0.0615
Year ended 12/31/96.......    (1.32)        15.87    16.6%   1,118,323      1.19%        1.20%         0.15%       134%     0.0649
Year ended 12/31/95.......    (2.15)        14.77    45.6%     655,927      1.24%        1.28%         0.12%       130%        n/a
Year ended 12/31/94.......    (0.34)        11.63    (3.4%)    307,988      1.33%          n/a        (0.17%)      172%        n/a
Year ended 12/31/93.......    (0.85)        12.38    25.5%     343,423      1.32%          n/a        (0.15%)      131%        n/a

BLUE CHIP FUND
Year ended 12/31/97.......    (1.69)        $6.92    19.4%    $543,168      1.09%        1.11%         1.84%       256%     0.0597
Year ended 12/31/96.......    (1.07)         7.23    24.4%     535,866      1.15%        1.16%         1.40%       195%     0.0613
Year ended 12/31/95.......    (1.26)         6.69    29.1%     375,200      1.17%        1.22%         1.19%       235%        n/a
Year ended 12/31/94.......    (0.37)         6.16     0.5%     311,051      1.21%          n/a         0.88%       239%        n/a
Year ended 12/31/93.......    (1.42)         6.49    14.5%     306,592      1.22%          n/a         0.57%       212%        n/a

BALANCED FUND
Year ended 12/31/97.......    (1.03)       $11.35    16.9%    $942,690      0.99%        1.01%         2.77%       203%     0.0596
Year ended 12/31/96.......    (0.75)        10.61    18.8%     394,896      1.10%        1.12%         3.09%       146%     0.0588
Year ended 12/31/95.......    (1.47)         9.58    29.4%     130,346      1.19%        1.23%         2.92%       286%        n/a
Year ended 12/31/94.......    (0.20)         8.56    (1.9%)     95,226      1.26%          n/a         2.37%       258%        n/a
Year ended 12/31/93.......    (1.17)         8.93    21.9%      72,859      1.34%          n/a         2.30%       251%        n/a

GOVERNMENT SECURITIES FUND
Year ended 12/31/97.......    (0.45)        $9.28     7.9%     $13,259      1.26%+       1.31%+        4.99%+      147%        n/a
Year ended 12/31/96.......    (0.46)         9.04     2.3%      15,190      1.26%+       1.29%+        5.06%+      166%        n/a
Year ended 12/31/95.......    (0.45)         9.29    11.1%      20,263      1.30%        1.30%         4.92%       141%        n/a
Year ended 12/31/94.......    (0.50)         8.78    (7.5%)     21,323      1.34%          n/a         5.52%       379%        n/a
Year ended 12/31/93.......

MONEY MARKET FUND             (1.10)        10.02     9.3%      30,465      1.18%          n/a         4.33%       429%        n/a
Year ended 12/31/97.......    (0.05)        $1.00     4.7%    $106,073      0.82%        0.84%         4.77%        n/a        n/a
Year ended 12/31/96.......    (0.05)         1.00     4.5%     109,866      0.86%        0.88%         4.58%        n/a        n/a
Year ended 12/31/95.......    (0.05)         1.00     5.1%     125,646      0.89%        0.89%         5.11%        n/a        n/a
Year ended 12/31/94.......    (0.03)         1.00     3.4%     201,342      0.91%          n/a         3.49%        n/a        n/a
Year ended 12/31/93.......    (0.02)         1.00     2.2%     142,399      0.95%          n/a         2.26%        n/a        n/a

+ Certain fees were waived by the management company. Had these fees not been waived, the net expense ratios would have been 1.44% (1997) and 1.46% (1996) and the gross expense ratios would have been 1.49% (1997) and 1.49% (1996) for Government Securities Fund. The net investment income ratios would have been 4.81% (1997) and 4.86% (1996).

n/a Disclosure not applicable or not required in prior periods.

**  Annualized.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1997

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Founders Funds, Inc. (the "Funds") is a diversified open-end management investment company registered under the Investment Company Act of 1940. Eleven series of shares are currently issued: Discovery, Passport, Frontier, Special, International Equity, Worldwide Growth, Growth, Blue Chip, Balanced, Government Securities and Money Market Funds (individually a "Fund"). The following significant accounting policies have been consistently followed by the Funds in the preparation of their financial statements.

  SECURITIES VALUATION--With the exception of Money Market Fund, market value of investments is determined from closing quotations on national security exchanges or at the last current bid price in the case of securities traded over-the-counter or by quotes from dealers making a market for securities not listed on an exchange or traded over-the-counter. In the event that the closing price of a foreign security is not available in time to calculate a Fund's net asset value on a particular day, the Funds' board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day which may be prior to the close of regular trading in the security. If market quotations are not readily available, securities will be valued at their fair values as determined in good faith by the Funds' board of directors or pursuant to procedures approved by the board of directors. London closing quotes for exchange rates are used to convert foreign security values into US dollars. Short-term securities, with maturities of less than 60 days and all securities held by Money Market Fund, are valued at amortized cost, which approximates market.

  FOREIGN SECURITIES--Foreign securities may carry more risk than US securities, such as political, market and currency risks. All of the Funds may invest at least a portion of their assets in foreign securities. In the event that a Fund executes a foreign security transaction, the Fund will enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statements of Operations. Foreign currency held at December 31, 1997 for settling foreign trades is included on the Statements of Assets and Liabilities.

  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Funds to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies, and to make distributions of income and capital gains sufficient to relieve them from all income taxes. Each Fund is treated as a separate tax entity for federal income tax purposes.

  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and amortization of premiums.

  DISTRIBUTIONS TO SHAREHOLDERS--For Government Securities and Money Market Funds, distributions are declared daily and paid monthly from net investment income, and capital gains (if any) are distributed annually. For Balanced Fund, distributions from income are declared and distributed quarterly and capital gains (if any) are distributed annually. All other Funds declare and distribute dividends and capital gains (if any) annually. All distributions are recorded on the ex-dividend date.

  EXPENSES--Each of the Funds bears expenses incurred specifically on its behalf and, in addition, each Fund bears a portion of general expenses based on the relative net assets, or accounts of each Fund. The type of expense determines the allocation method.

  OPTIONS--Premiums received by the Funds upon writing call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Funds realize a gain or loss, and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. The underlying securities are restricted from sale until the option is exercised or expires.

  ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date).

2. MANAGEMENT FEES AND OTHER TRANSACTIONS

In accordance with the investment advisory agreements between the Funds and Founders Asset Management, Inc. ("FAMI"), the Funds compensate FAMI for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Funds' net assets. For Discovery, Passport, Frontier, International Equity and Worldwide Growth Funds, the fee is 1% of the first $250 million of net assets, 0.80% of the next $250 million of net assets, and 0.70% of net assets in excess of $500 million. For Special and Growth Funds, the fee is 1% of the first $30 million of net assets, 0.75% of the next $270 million of net assets, 0.70% of the next $200 million of net assets and 0.65% of net assets in excess of $500 million. For Blue Chip and Balanced Funds, the fee is 0.65% of the first $250 million of net assets, 0.60% of the next $250 million of net assets, 0.55% of the next $250 of net assets and 0.50% of net assets in excess of $750 million. For Money Market Fund, the fee is 0.50% of the first $250 million of net assets, 0.45% of the next $250 million of net assets, 0.40% of the next $250 million of net assets, and 0.35% of the net assets in excess of $750 million. For Government Securities Fund, the fee is 0.65% of the first $250 million of net assets, and 0.50% of the net assets in excess of $250 million.

  During the six months ended June 30, 1997, FAMI limited International Equity Fund's expenses to 2.00% of average daily net assets. Beginning July 1, 1997, FAMI limited the Fund's expenses to 1.80% of average net assets. For the twelve months ended December 31, 1997, $23,060 was reimbursed to the Fund.

  Investors Fiduciary Trust Company ("IFTC") is the designated shareholder accounting, transfer and dividend disbursing agent for each Fund. With the exception of out of pocket charges, the fees charged by IFTC are paid by FAMI. The out of pocket charges from IFTC are paid by the Funds. IFTC also serves as custodian for the Funds. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Funds held by IFTC as custodian.

  The Funds have agreed to compensate FAMI for providing certain shareholder servicing functions in addition to those currently provided by IFTC. From January through May 1997, the Funds paid FAMI a monthly fee equal on an annual basis to $24.00 per shareholder account of the Funds considered to be an open account at any time during a given month. Effective June 1, 1997, the annual fee for providing these services was changed to $26.00.

  The Funds have also agreed to compensate FAMI for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as facilities, equipment and clerical help as shall be necessary to provide these services to the Funds. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Funds from $0 to $500 million and 0.02% of the net assets of the Funds in excess of $500 million. The fee so computed is allocated to each Fund on a pro rata basis based on relative average daily net assets.

  Discovery, Passport, Frontier, Special, International Equity, Worldwide Growth, Growth, Blue Chip, Balanced and Government Securities Funds each have adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Each plan provides that the Fund may pay distribution and related expenses of up to 0.25% each year on its average daily net assets. During the year, FAMI elected not to collect the full 0.25% from the Government Securities Fund, which resulted in the Fund paying .07% under the plan.

  Certain officers, directors and shareholders of the Funds are also officers and/or directors of FAMI.

3. OTHER

  FAMI and Bjorn K. Borgen, its Chairman, Chief Executive Officer, Chief Investment Officer, sole director and controlling shareholder, have entered into an Agreement and Plan of Reorganization, dated December 11, 1997 (the "Reorganization Agreement"), with Mellon Bank, N.A. ("Mellon"). Pursuant to the Reorganization Agreement, FAMI will be merged into a newly-created subsidiary of Mellon ("New FAMI"), with New FAMI being the surviving entity. Immediately following the merger, New FAMI will change its name to "Founders Asset Management LLC." The merger is subject to certain regulatory and other approvals, including approval of a new investment advisory agreement by the shareholders of the Funds. Following the merger, the business, operations, and personnel of New FAMI will be substantially identical to the current business, operations, and personnel of FAMI. The precise date on which the merger will occur has not been determined as of the date of this report. The Reorganization Agreement may be terminated upon certain events, and may be terminated by either party if the transactions thereunder have not been consummated on or before June 30, 1998.

4. WRITTEN CALL OPTIONS

During 1997, Balanced and Blue Chip held covered call options. A call option is a contract that entitles the holder to buy, at his or her option, a specified number of units of a particular security at a specified price at any time until the stated expiration date of the contract.

  Written Call Options activity during the year ended December 31, 1997:

                         NO. OF                  NO. OF                 NO. OF                  NO. OF
                        CONTRACTS              CONTRACTS               CONTRACTS              CONTRACTS
                   BEGINNING OF PERIOD          WRITTEN                 CLOSED              END OF PERIOD
                   -------------------     ------------------     -------------------     ------------------      REALIZED
     FUND          NUMBER     PREMIUM      NUMBER     PREMIUM     NUMBER     PREMIUM      NUMBER     PREMIUM     GAIN/(LOSS)
---------------    -------    --------     ------     -------     ------     --------     ------     -------     -----------
Blue Chip Fund       608      $283,999        0         $ 0         608      $283,999        0         $ 0         $283,999

Balanced Fund        38        53,996         0           0          38        53,996        0           0           53,996

5. FEDERAL INCOME TAX

Net investment income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses and capital loss carryforwards. Permanent items identified in the period ended December 31, 1997 have been reclassified among the components of net assets as follows:

                                    UNDISTRIBUTED         UNDISTRIBUTED
                                    NET INVESTMENT         NET REALIZED          PAID-IN
                                        INCOME           GAINS AND LOSSES        CAPITAL
                                    --------------       ----------------       ----------
Discovery Fund......................   $1,337,038           $  373,999          $(1,711,037)
Passport Fund.......................     (137,900)             144,266              (6,366)
Frontier Fund.......................    2,352,414                5,737          (2,358,151)
Special Fund........................      204,491             (195,915)             (9,026)
International Equity Fund...........       31,369               55,655             (87,024)
Worldwide Growth Fund...............      (37,736)              38,132                (396)
Growth Fund.........................     (281,268)             283,853              (2,585)
Blue Chip Fund......................      248,102             (248,102)                  0
Balanced Fund.......................      343,964             (347,582)              3,618
Government Securities Fund..........            0                    0                   0
Money Market Fund...................       (6,288)                   0               6,288

82

Net capital loss carryovers and post-October 31 capital losses noted below, if any, as of December 31, 1997, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any will offset future net investment income and thereby reduce future ordinary income distributions. The capital loss carryover for the Government Securities Fund expires in the years 2002 through 2004. Net capital loss carryovers utilized in 1997 by the Government Securities Fund amounted to $43,406. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 1997 are below (in thousands):

                                                      POST-     POST-
                                           NET       OCTOBER   OCTOBER
                                         CAPITAL     CAPITAL   CURRENCY    FEDERAL                                         NET
                                           LOSS       LOSS       LOSS        TAX       UNREALIZED      UNREALIZED     APPRECIATION/
                                        CARRYOVERS   DEFERRAL  DEFERRAL     COST      APPRECIATION   (DEPRECIATION)   (DEPRECIATION)
                                        ----------   -------   --------   ---------   ------------   --------------   --------------
Discovery Fund.......................    $      0    $   502    $    0    $ 196,428     $ 58,622        $ (8,722)        $ 49,900
Passport Fund........................           0        422        13      100,755       28,867          (7,191)          21,676
Frontier Fund........................           0          0         0      183,016       53,285          (5,990)          47,295
Special Fund.........................           0          0         0      265,102       62,668          (8,513)          54,155
International Equity Fund............           0         59         0       14,958        1,631            (493)           1,138
Worldwide Growth Fund................           0         79         0      257,559       55,834          (6,778)          49,056
Growth Fund..........................           0          0         0    1,576,021      226,180         (26,594)         199,586
Blue Chip Fund.......................           0          0         0      485,513       61,457          (8,131)          53,326
Balanced Fund........................           0          0        12      879,976       61,371         (11,242)          50,129
Government Securities Fund...........       3,278          0         0       12,192          331               0              331
Money Market Fund....................           0          0         0      105,590            0               0                0

6. FUND SHARE TRANSACTIONS
Transactions in shares of the Funds for the periods indicated were as follows (in thousands):

                                                                             REINVESTED
                                                                            DIVIDENDS AND                       NET INCREASE
                                                               SOLD         DISTRIBUTIONS       REDEEMED         (DECREASE)
                                                             ---------------------------------------------------------------
Discovery Fund:
    Year ended 12/31/97.........................                 8,704           1,273            (9,695)             282
    Year ended 12/31/96.........................                 9,601             767           (10,129)             239
Passport Fund:
    Year ended 12/31/97.........................                 8,876             310           (12,977)          (3,791)
    Year ended 12/31/96.........................                16,459              98            (8,046)           8,511
Frontier Fund:
    Year ended 12/31/97.........................                 2,445           1,474            (6,837)          (2,918)
    Year ended 12/31/96.........................                 3,958             968            (4,748)             178
Special Fund:
    Year ended 12/31/97.........................                 5,949           5,394           (17,345)          (6,002)
    Year ended 12/31/96.........................                15,920           2,631           (26,226)          (7,675)
International Equity Fund:
    Year ended 12/31/97.........................                   939             155              (641)             453
    Year ended 12/31/96.........................                 1,051               0              (275)             776
Worldwide Growth Fund:
    Year ended 12/31/97.........................                 5,206           1,665            (7,939)          (1,068)
    Year ended 12/31/96.........................                10,382             537            (6,721)           4,198
Growth Fund:
    Year ended 12/31/97.........................                46,375          13,366           (28,515)          31,226
    Year ended 12/31/96.........................                52,751           4,809           (31,481)          26,079
Blue Chip Fund:
    Year ended 12/31/97.........................                 9,168          14,250           (19,054)           4,364
    Year ended 12/31/96.........................                27,721           8,894           (18,585)          18,030
Balanced Fund:
    Year ended 12/31/97.........................                61,542           6,889           (22,543)          45,888
    Year ended 12/31/96.........................                30,655           2,148            (9,216)          23,587
Government Securities Fund:
    Year ended 12/31/97.........................                   862              70            (1,182)            (250)
    Year ended 12/31/96.........................                 1,885              91            (2,478)            (502)
Money Market Fund:
    Year ended 12/31/97.........................               258,173           5,405          (267,340)          (3,762)
    Year ended 12/31/96.........................               440,366           6,354          (462,525)         (15,805)

84

7. TRANSACTIONS IN SHARES OF AFFILIATED COMPANIES

An affiliated company represents ownership by the Funds of at least 5% of the voting securities of the issuer during the period, as defined in the Investment Company Act of 1940. A summary of the transactions during the year ended December 31, 1997, in which the issuer was an affiliate of the Funds, is as follows:

                                     PURCHASES                    SALES                             REALIZED
                               ----------------------     ---------------------     DIVIDEND     GAIN/(LOSS) ON     VALUE AT
         AFFILIATE              SHARES        COST        SHARES        COST         INCOME       INVESTMENTS       12/31/97
---------------------------    --------     ---------     -------     ---------     --------     --------------     ---------
Founders Discovery Fund
   Cutter and Buck, Inc....     310,000     $5,636,877     47,500     $ 770,000     $     0        $   58,410       $4,856,250
Founders Balanced Fund
   Ingles Market, Inc.
     Class A...............           0             0     785,975     12,589,610    178,757        (1,705,818)              0
   Legacy Hotels Real
     Estate Investment
     Trust 144A............    1,720,625    11,985,305    127,425       887,600      47,906           (20,068)      10,796,817

8. LINE OF CREDIT

Discovery, Passport, Frontier and Special Funds have a Line of Credit Arrangement ("LOC") with State Street Bank and Trust Company, to be used for extraordinary or emergency purposes, primarily for financing redemption payments. For Discovery, Frontier, and Passport Funds, borrowings will be limited to 10% of each Fund's net assets computed at the lesser of cost or market value. Special Fund may borrow amounts up to 10% of the market value of the net assets of the Fund. Combined borrowings will be subject to a $50 million cap on the total Line of Credit. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At December 31, 1997 there were no such borrowings outstanding.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of Founders Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting Founders Funds, Inc. (the "Fund") at December 31, 1997, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above. The financial statements of the Fund for the year ended December 31, 1995 were audited by other independent accountants whose report dated January 26, 1996 expressed an unqualified opinion on those statements.

PRICE WATERHOUSE LLP

Denver, Colorado
February 2, 1998

                       CORPORATE DIVIDENDS-RECEIVED DEDUCTION (UNAUDITED)

  Dividends paid by the Funds from net investment income and distributions of net realized short term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the period ended December 31, 1997, the following amounts qualified for the dividend received deduction available to the Funds' corporate shareholders:

Discovery Fund....................................  0.38%
Passport Fund.....................................  0.00%
Frontier Fund.....................................  0.00%
Special Fund......................................  3.94%
International Equity Fund.........................  0.00%
Worldwide Growth Fund.............................  4.51%
Growth Fund.......................................  7.79%
Blue Chip Fund....................................  8.80%
Balanced Fund..................................... 11.21%

                                     [Logo]
                                 Founders Funds

                        Founders Asset Management, Inc.
                             2930 East Third Avenue
                             Denver, CO 80206-5002

                                 1-800-525-2440
                                WWW.FOUNDERS.COM

FUND DIRECTORS

Jay A. Precourt, Chairman
William H. Baughn
Bjorn K. Borgen
Alan S. Danson
Trygve E. Myhren
Eugene H. Vaughan, Jr.
Jonathan F. Zeschin

John K. Langum, Chairman Emeritus

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for Founders Funds, Inc., which contains more complete information, including management fees and expenses. Please read the prospectus carefully before you invest or send money.

1998 Founders Asset Management, Inc., Distributor. Founders Funds, the Founders logo, and "Growth. Plain and Simple." are registered trademarks of Founders Asset Management, Inc.
Date of first use: February 27, 1998
A-605-ANN